UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-03981

Exact name of registrant as specified in charter:	Prudential World Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2015

Date of reporting period:	10/31/2015

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL QMA INTERNATIONAL EQUITY FUND

ANNUAL REPORT • OCTOBER 31, 2015

Objective

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of Quantitative Management Associates LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. ©2015 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2015

Dear Shareholder:

We hope you find the annual report for the Prudential QMA International Equity Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2015.

You may have noticed that the name of your Fund will include the name of the Fund’s sub-adviser, QMA. This change, which officially takes effect on December 31, 2015, was made to better recognize the distinct capabilities and expertise that QMA brings to the range of funds it manages.

With approximately $105 billion in assets under management (as of 9/30/2015), QMA has been a leader in the application of advanced portfolio management techniques to meet its clients’ investment needs since 1975. QMA applies innovative investment strategies that pair the seasoned judgment of traditional stock-pickers with the systematic rigor of computer-driven investment platforms. They bring a level of sophistication and experience to individually managed accounts and mutual funds that is ordinarily available only to large institutional investors.

As always, Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Investments’ affiliated asset managers, such as QMA, that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential QMA International Equity Fund

Prudential QMA International Equity Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/15
	One Year	Five Years	Ten Years
Class A	–7.37%	19.59%	22.18%
Class B	–7.96	15.43	13.93
Class C	–8.10	15.26	13.77
Class Z	–7.15	21.23	25.30
MSCI All Country World Ex-US Index	–4.68	13.72	50.32
Lipper International Multi-Cap Core Funds Average	–1.58	23.16	46.78

Average Annual Total Returns (With Sales Charges) as of 9/30/15
	One Year	Five Years	Ten Years
Class A	–18.13%	2.12%	0.59%
Class B	–18.24	2.38	0.44
Class C	–14.88	2.53	0.42
Class Z	–13.11	3.56	1.42
MSCI All Country World Ex-US Index	–12.16	1.82	3.03
Lipper International Multi-Cap Core Funds Average	–8.16	3.75	2.95

Average Annual Total Returns (With Sales Charges) as of 10/31/15
	One Year	Five Years	Ten Years
Class A	–12.46%	2.48%	1.45%
Class B	–12.48	2.73	1.31
Class C	–9.01	2.88	1.30
Class Z	–7.15	3.93	2.28

Average Annual Total Returns (Without Sales Charges) as of 10/31/15
	One Year	Five Years	Ten Years
Class A	–7.37%	3.64%	2.02%
Class B	–7.96	2.91	1.31
Class C	–8.10	2.88	1.30
Class Z	–7.15	3.93	2.28

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential QMA International Equity Fund (Class A shares) with a similar investment in the MSCI All Country World Ex-US Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 2005) and the account values at the end of the current fiscal year (October 31, 2015) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Prudential QMA International Equity Fund	3

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5) 1% (Yr.6) 0% (Yr.7)	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	1%	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

MSCI All Country World Ex-US Index

The Morgan Stanley Capital International All Country World ex-US Index (the Index) is an unmanaged, market-capitalization weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of ex-US based companies. The Index includes both developed and emerging markets.

Lipper International Multi-Cap Core Funds Average

The Lipper International Multi-Cap Core Funds Average (Lipper Average) is based on the average return of all funds in the Lipper International Multi-Cap Core Funds category for the periods noted. Funds in the Lipper Average are funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. International multi-cap core funds typically have average characteristics compared to the MSCI EAFE Index.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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Five Largest Holdings expressed as a percentage of net assets as of 10/31/15
Novartis AG, Pharmaceuticals	1.8%
Nestle SA, Food Products	1.7
Total SA, Oil, Gas & Consumable Fuels	1.3
BP PLC, Oil, Gas & Consumable Fuels	1.2
Toyota Motor Corp., Automobiles	1.2

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/15
Banks	13.7%
Pharmaceuticals	8.6
Oil, Gas & Consumable Fuels	6.8
Insurance	6.2
Automobiles	5.1

Industry weightings reflect only long-term investments and are subject to change.

Prudential QMA International Equity Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential QMA International Equity Fund’s Class A shares returned –7.37% for the 12-month reporting period ended October 31, 2015, lagging the –4.68% return of the Morgan Stanley Capital International All Country World Ex-US (MSCI ACWI Ex-US) Index, and the –1.58% return of the Lipper International Multi-Cap Core Funds Average.

How did international stock markets perform?

•

International stocks faced significant headwinds during November and December 2014. Europe was the main concern as the lack of real inflation and virtually flat economic growth increased the potential for deflation.

•

In the first quarter of 2015, accommodative monetary policies, the low price of oil, and a depreciating euro, which makes exports more competitive, boosted European stocks. Japan also benefited from a declining yen. China’s decision to cut interest rates contributed to positive returns.

•

Second-quarter results were disappointing as the situation in Greece deteriorated. Most equity markets across the European continent generally lagged their first-quarter returns. Key Asian markets posted positive returns but similarly trailed their first-quarter returns.

•

In the third quarter, international stocks fell on worries over the global economy. Europe struggled with its own economic weakness and sluggish markets, stocks in the Asian region were negatively affected by disruptions in China, and emerging markets were routed due to falling commodity prices.

•	In October 2015, international stocks performed well after China announced new stimulus measures and amid expectations of a delay in the first US interest rate hike.

How did international stock market sectors perform?

•

Fund performance was strongest in financials, resulting from good stock selection in China, the United Kingdom, Japan, and Germany; and telecommunication services, resulting from strong stock picking in Japan and the United Kingdom, and an overweight position in Italy. Performance in energy was also strong, due to favorable stock picking in Canada, coupled with underweight positions in Brazil and China.

•

Conversely, the most relative value for the Fund was lost in the information technology sector due to difficult stock selection in Korea, Taiwan, and Germany. The Fund’s exposure in utilities in Brazil and Poland, and in industrials, mainly due to weak stock picking in Japan and Hong Kong, also detracted from performance.

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How did slow-growing and fast-growing stocks perform in the Fund?

•	The Fund uses a well-diversified core strategy that seeks to pick the best stocks in each sector. The Fund maintains a balance between slow-growing value stocks and fast-growing growth stocks.

•

QMA places a heavier emphasis on valuation factors, such as price-to-earnings ratios and dividend yield, when evaluating slower-growing stocks. For faster-growing stocks, QMA’s process places a heavier weighting on information about earnings and sales growth. Quality is considered important across the growth spectrum. This allows the Fund to potentially add value throughout the full range of slow- to fast-growing companies, while maintaining a core profile.

•

Over the past year, valuation signals were predominantly negative, but growth and financial momentum/profitability signals broadly outperformed and positively affected the Fund’s total return. Quality factors were also additive to the Fund’s performance.

•

Within countries, the most relative value was added in the United Kingdom, primarily from strong stock selection in the materials, financials, and consumer discretionary sectors. The Fund also outperformed strongly in Japan, from positive stock picking in consumer discretionary, telecommunication services, and financials, and in China, due to an overweight position in financials and favorable stock selection in utilities.

•

The primary detractor from performance was Brazil, mainly due to overweight positions and difficult stock picking in utilities, financials, and telecommunication services sectors. Other laggards included Australia, due to the materials, consumer discretionary, and financials sectors; and Germany, where stock selection was weak in information technology and materials.

Prudential QMA International Equity Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2015, at the beginning of the period, and held through the six-month period ended October 31, 2015. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider

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the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential QMA International Equity Fund		Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$889.00	1.62%	$7.71
	Hypothetical	$1,000.00	$1,017.04	1.62%	$8.24

Class B	Actual	$1,000.00	$886.00	2.32%	$11.03
	Hypothetical	$1,000.00	$1,013.51	2.32%	$11.77

Class C	Actual	$1,000.00	$884.60	2.32%	$11.02
	Hypothetical	$1,000.00	$1,013.51	2.32%	$11.77

Class Z	Actual	$1,000.00	$889.80	1.32%	$6.29
	Hypothetical	$1,000.00	$1,018.55	1.32%	$6.72

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2015, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential QMA International Equity Fund	9

Fees and Expenses (continued)

The Fund’s annual expense ratios for the 12-month period ended October 31, 2015, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.62%	1.62%
B	2.32	2.32
C	2.32	2.32
Z	1.32	1.32

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of October 31, 2015

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 99.7%

COMMON STOCKS 98.3%

Australia 3.8%
BWP Trust	421,856	$963,928
CIMIC Group Ltd.	6,931	135,869
Commonwealth Bank of Australia	2,379	129,175
Dexus Property Group, REIT	20,659	113,405
Evolution Mining Ltd.	11,917	11,871
Fortescue Metals Group Ltd.(a)	749,624	1,107,672
Growthpoint Properties Australia Ltd.	102,628	224,809
JB Hi-Fi Ltd.	69,961	890,158
Macquarie Group Ltd.	31,732	1,921,334
South32 Ltd.*	1,472,448	1,524,739
Sydney Airport	27,783	126,971
Wesfarmers Ltd.	61,897	1,730,904
Westpac Banking Corp.	95,687	2,131,331

		11,012,166

Austria 0.5%
voestalpine AG	41,937	1,516,280

Belgium 0.7%
KBC Groep NV	28,178	1,713,270
Melexis NV	5,792	282,034

		1,995,304

Brazil 1.2%
Ambev SA	293,200	1,451,346
Equatorial Energia SA	93,600	834,659
JBS SA	350,800	1,296,210

		3,582,215

Canada 5.8%
Bank of Montreal	11,000	639,676
Bank of Nova Scotia (The)	8,500	399,713
BCE, Inc.	3,800	164,252
Canadian Imperial Bank of Commerce	26,300	2,016,950
Canadian National Railway Co.	22,100	1,349,898
Enbridge, Inc.	47,000	2,008,894
Genworth MI Canada, Inc.(a)	44,800	1,107,666
Manulife Financial Corp.	33,700	558,746

See Notes to Financial Statements.

Prudential QMA International Equity Fund	11

Portfolio of Investments

as of October 31, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Canada (cont’d.)
Metro, Inc.	65,400	$1,870,072
National Bank of Canada	50,600	1,675,961
Royal Bank of Canada	51,600	2,950,544
Suncor Energy, Inc.	63,300	1,883,606
Toronto-Dominion Bank (The)	6,400	262,735

		16,888,713

China 4.2%
Anhui Expressway Co. Ltd. (Class H Stock)	228,000	195,484
Bank of Chongqing Co. Ltd. (Class H Stock)	296,000	221,127
Bank of Communications Co. Ltd. (Class H Stock)	944,000	696,294
Beijing Capital Land Ltd. (Class H Stock)	662,000	317,679
China Construction Bank Corp. (Class H Stock)	1,266,000	917,541
China Everbright Bank Co. Ltd. (Class H Stock)	2,952,000	1,446,663
China Lesso Group Holdings Ltd.	1,244,000	1,005,792
China Lilang Ltd.	497,000	423,434
China Lumena New Materials Corp.*(b)	5,060,000	6,529
China Merchants Bank Co. Ltd. (Class H Stock)	72,000	187,986
China Telecom Corp. Ltd. (Class H Stock)	1,154,000	601,952
China Unicom Hong Kong Ltd.	1,158,000	1,411,242
Fufeng Group Ltd.	648,000	342,199
Huaneng Power International, Inc. (Class H Stock)	914,000	989,534
Kaisa Group Holdings Ltd.*	1,496,000	—
KWG Property Holding Ltd.	1,332,000	960,469
Powerlong Real Estate Holdings Ltd.	1,186,000	233,305
Shanghai Pharmaceuticals Holding Co. Ltd. (Class H Stock)	80,900	186,600
Tencent Holdings Ltd.	7,700	145,140
Universal Health International Group Holding Ltd.	2,866,000	1,130,801
Xinyi Solar Holdings Ltd.	1,608,000	639,235

		12,059,006

Denmark 2.2%
A.P. Moeller - Maersk A/S (Class A Stock)	622	891,878
A.P. Moeller - Maersk A/S (Class B Stock)	501	739,386
Novo Nordisk A/S (Class B Stock)	53,560	2,844,224
Vestas Wind Systems A/S	32,654	1,903,866

		6,379,354

Faroe Islands 0.1%
Bakkafrost P/F	10,946	351,590

See Notes to Financial Statements.

12

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Finland 1.5%
Fortum OYJ	54,825	$822,150
Kone OYJ (Class B Stock)	5,665	241,615
Sampo OYJ (Class A Stock)	30,696	1,500,347
UPM-Kymmene OYJ	97,953	1,833,775

		4,397,887

France 6.9%
Airbus Group SE	34,011	2,368,366
AXA SA	99,025	2,642,791
Cap Gemini SA	20,678	1,838,607
Christian Dior SE	8,423	1,655,474
Peugeot SA*	98,027	1,722,285
Publicis Groupe SA	11,614	752,300
Safran SA	23,904	1,815,606
Sanofi	14,987	1,511,827
Societe Generale SA	44,052	2,045,918
Total SA	75,296	3,641,228

		19,994,402

Germany 5.1%
Allianz SE	17,794	3,115,157
Bayer AG	12,506	1,667,494
Continental AG	8,506	2,042,543
Daimler AG	36,864	3,196,617
Hannover Rueck SE	17,470	2,019,709
K+S AG	53,414	1,348,346
ProSiebenSat.1 Media SE	3,753	202,796
TUI AG	8,245	153,321
Volkswagen AG(a)	7,527	1,042,274

		14,788,257

Greece 0.3%
Hellenic Petroleum SA	26,850	157,187
Metka SA	32,259	309,685
Mytilineos Holdings SA*	33,761	180,675
Public Power Corp. SA	50,522	292,318

		939,865

See Notes to Financial Statements.

Prudential QMA International Equity Fund	13

Portfolio of Investments

as of October 31, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Hong Kong 2.8%
Cathay Pacific Airways Ltd.	247,000	$489,887
CK Hutchison Holdings Ltd.	150,500	2,060,872
Galaxy Entertainment Group Ltd.	402	1,373
Henderson Land Development Co. Ltd.	54,000	344,885
Hysan Development Co. Ltd.	223,000	989,123
Kingboard Laminates Holdings Ltd.	387,000	161,184
Link REIT (The)	334,500	1,998,532
Orient Overseas International Ltd.	75,500	359,542
Shun Tak Holdings Ltd.	858,000	341,949
Wheelock & Co. Ltd.	183,000	852,984
Yuexiu Real Estate Investment Trust	720,000	380,558

		7,980,889

Hungary 0.1%
Magyar Telekom Telecommunications PLC*	197,287	273,297

India 0.5%
Infosys Ltd., ADR	35,000	635,600
Reliance Industries Ltd., GDR, 144A	24,602	706,077
Reliance Infrastructure Ltd., GDR	10,756	183,390

		1,525,067

Indonesia 0.4%
United Tractors Tbk PT	871,500	1,146,622

Ireland 0.5%
Ryanair Holdings PLC, ADR	3,997	312,526
Shire PLC	14,511	1,098,925

		1,411,451

Israel 1.3%
Bank Hapoalim BM	244,443	1,272,416
Teva Pharmaceutical Industries Ltd.	44,028	2,614,075

		3,886,491

Italy 1.0%
Eni SpA	55,262	902,442
Intesa Sanpaolo SpA	213,947	744,334
Telecom Italia SpA*	973,323	1,357,867

		3,004,643

See Notes to Financial Statements.

14

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Japan 17.7%
Alps Electric Co. Ltd.	25,100	$779,084
Asahi Kasei Corp.	21,000	128,869
Central Japan Railway Co.	1,100	200,655
Dai-ichi Life Insurance Co. Ltd. (The)	65,300	1,129,644
Daiichi Sankyo Co. Ltd.	85,900	1,686,995
Daiichikosho Co. Ltd.	4,700	156,755
Fast Retailing Co. Ltd.	900	328,754
Fuji Heavy Industries Ltd.	61,300	2,370,693
FUJIFILM Holdings Corp.	45,800	1,826,906
Honda Motor Co. Ltd.	14,200	469,742
ITOCHU Corp.	158,000	1,977,051
Japan Airlines Co. Ltd.	26,600	1,002,105
Japan Tobacco, Inc.	64,200	2,222,077
KDDI Corp.	109,000	2,637,618
Keyence Corp.	3,800	1,978,312
Kyocera Corp.	10,400	470,441
Mazda Motor Corp.	9,100	178,626
Medipal Holdings Corp.	42,500	741,713
Mitsubishi Materials Corp.	210,000	732,550
Mitsubishi UFJ Financial Group, Inc.	507,000	3,279,040
Mizuho Financial Group, Inc.	1,340,600	2,761,428
MonotaRO Co. Ltd.	33,400	860,163
Murata Manufacturing Co. Ltd.	16,800	2,391,504
NHK Spring Co. Ltd.	11,800	120,099
Nintendo Co. Ltd.	2,400	383,680
Nippon Telegraph & Telephone Corp.	65,184	2,389,737
Nissan Motor Co. Ltd.	199,500	2,068,062
NSK Ltd.	108,000	1,277,314
ORIX Corp.	125,400	1,831,314
Otsuka Holdings Co. Ltd.	61,600	2,050,073
Panasonic Corp.	58,200	682,846
Resona Holdings, Inc.	98,200	519,608
Shimano, Inc.	1,300	204,839
Sojitz Corp.	460,500	1,012,869
Sony Corp.	39,567	1,124,709
Sumitomo Electric Industries Ltd.	12,700	173,329
Sumitomo Mitsui Financial Group, Inc.	68,000	2,712,770
Taisei Corp.	22,000	142,967
Tosoh Corp.	63,000	319,961
Toyota Motor Corp.	54,333	3,328,681

See Notes to Financial Statements.

Prudential QMA International Equity Fund	15

Portfolio of Investments

as of October 31, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Japan (cont’d.)
USS Co. Ltd.	17,800	$314,239
West Japan Railway Co.	4,100	288,053

		51,255,875

Luxembourg 0.1%
ArcelorMittal	38,133	212,945

Malaysia 0.9%
IGB Real Estate Investment Trust	495,600	155,740
Malaysian Pacific Industries Bhd	79,800	128,941
Top Glove Corp. Bhd	529,200	1,168,850
YTL Corp. Bhd	1,317,300	462,604
YTL Power International Bhd	1,526,500	536,549

		2,452,684

Mexico 0.6%
Wal-Mart de Mexico SAB de CV	696,300	1,844,260

Netherlands 1.6%
Koninklijke KPN NV	53,371	195,562
Royal Dutch Shell PLC (Class A Stock)	101,532	2,650,721
Royal Dutch Shell PLC (Class B Stock)	37,682	986,694
Wolters Kluwer NV	26,157	884,037

		4,717,014

New Zealand 0.6%
Air New Zealand Ltd.	538,069	1,058,404
Auckland International Airport Ltd.	209,370	744,021

		1,802,425

Norway 1.3%
DNB ASA	118,042	1,502,906
Salmar ASA	22,822	373,380
Statoil ASA	7,133	115,300
Yara International ASA	36,696	1,666,952

		3,658,538

Philippines 0.1%
Nickel Asia Corp.	844,200	142,851

See Notes to Financial Statements.

16

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Poland 1.1%
Asseco Poland SA	28,082	$414,510
CD Projekt Red SA*	62,609	430,965
PGE Polska Grupa Energetyczna SA	268,757	1,000,377
Polski Koncern Naftowy Orlen SA	5,313	86,195
Polskie Gornictwo Naftowe i Gazownictwo SA	590,244	1,045,744
Powszechny Zaklad Ubezpieczen SA	1,048	101,760

		3,079,551

Portugal 0.2%
Sonae SGPS SA	498,959	596,155

Russia 0.7%
Gazprom OAO, ADR	141,081	593,951
Lukoil PJSC, ADR	14,482	525,697
Magnit PJSC, GDR, RegS	4,245	193,232
MMC Norilsk Nickel PJSC, ADR	7,332	108,880
NOVATEK OAO, GDR, RegS	1,343	122,817
Rosneft OAO, GDR, RegS	68,985	275,940
Surgutneftegas OAO, ADR	23,126	126,615

		1,947,132

Singapore 0.5%
Mapletree Greater China Commercial Trust, REIT	1,502,500	1,065,145
Wilmar International Ltd.	101,200	225,511

		1,290,656

South Africa 1.6%
AVI Ltd.	156,812	997,583
Hyprop Investments Ltd., REIT	13,039	118,245
Mondi PLC	73,275	1,694,414
RMB Holdings Ltd.	126,698	616,944
Telkom SA SOC Ltd.	206,129	1,082,423

		4,509,609

South Korea 4.2%
Hanssem Co. Ltd.	1,154	235,825
Hyundai Steel Co.	26,987	1,228,715
Kangwon Land, Inc.	48,350	1,793,961
Korea Electric Power Corp.	37,483	1,687,656
KT&G Corp.	23,174	2,317,298

See Notes to Financial Statements.

Prudential QMA International Equity Fund	17

Portfolio of Investments

as of October 31, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

South Korea (cont’d.)
LG Uplus Corp.	11,271	$108,024
Meritz Securities Co. Ltd.	246,850	1,097,994
Samsung Electronics Co. Ltd.	452	542,141
Seah Besteel Corp.	5,013	126,064
SK Hynix, Inc.	45,027	1,205,023
Woori Bank	208,610	1,809,600

		12,152,301

Spain 1.4%
Abengoa SA (Class B Stock)(a)	877,782	850,134
Amadeus IT Holding SA (Class A Stock)	8,093	344,248
Ebro Foods SA	10,508	199,028
Endesa SA	57,586	1,280,437
Industria de Diseno Textil SA	25,392	950,788
Telefonica SA	33,273	438,982

		4,063,617

Sweden 2.6%
Bilia AB (Class A Stock)	24,704	517,805
Investor AB (Class B Stock)	47,348	1,752,260
Nordea Bank AB	175,209	1,933,192
Skandinaviska Enskilda Banken AB (Class A Stock)	158,574	1,665,166
Svenska Cellulosa AB SCA (Class B Stock)	51,978	1,530,959

		7,399,382

Switzerland 5.9%
Kuehne + Nagel International AG	901	124,840
Nestle SA	64,995	4,963,928
Novartis AG	58,548	5,303,789
Roche Holding AG	11,587	3,145,857
Schindler Holding AG	3,329	541,836
Schindler Holding AG Participation Certificates	742	120,385
SGS SA	92	175,177
Swiss Re AG	24,314	2,257,088
UBS Group AG	17,702	353,552

		16,986,452

Taiwan 3.2%
Catcher Technology Co. Ltd.	62,000	608,469
Cathay Financial Holding Co. Ltd.	1,234,000	1,757,704

See Notes to Financial Statements.

18

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Taiwan (cont’d.)
Foxconn Technology Co. Ltd.	503,880	$1,319,809
Fubon Financial Holding Co. Ltd.	1,068,000	1,726,232
Largan Precision Co. Ltd.	2,000	155,418
Mega Financial Holding Co. Ltd.	780,891	568,998
Pegatron Corp.	509,000	1,243,824
Shin Zu Shing Co. Ltd.	334,000	1,077,698
Taiwan Semiconductor Manufacturing Co. Ltd.	32,000	134,838
Wan Hai Lines Ltd.	531,000	350,793
Wisdom Marine Lines Co. Ltd.*	302,000	342,326

		9,286,109

Thailand 0.6%
Plan B Media PCL (Class F Stock)*	726,300	128,648
SPCG PCL	404,800	273,148
STP & I PCL	1,200,200	452,174
SVI PCL*	4,382,867	622,295
Thai Vegetable Oil PCL	336,400	250,639

		1,726,904

Turkey 1.1%
Akcansa Cimento AS	39,078	183,070
Cimsa Cimento Sanayi VE Ticaret AS	55,947	304,703
Eregli Demir ve Celik Fabrikalari TAS	1,089,752	1,544,421
Gubre Fabrikalari TAS	125,103	282,411
Koza Altin Isletmeleri AS	140,526	788,848

		3,103,453

Ukraine 0.2%
Kernel Holding SA	45,574	614,981

United Arab Emirates 0.7%
Abu Dhabi Commercial Bank PJSC	367,446	745,939
Air Arabia PJSC	1,679,194	616,456
Dubai Islamic Bank PJSC	390,971	686,917

		2,049,312

United Kingdom 12.5%
Ashtead Group PLC	58,914	905,842
AstraZeneca PLC	20,347	1,296,760
Barratt Developments PLC	19,521	183,896

See Notes to Financial Statements.

Prudential QMA International Equity Fund	19

Portfolio of Investments

as of October 31, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

United Kingdom (cont’d.)
Bellway PLC	24,800	$990,578
Betfair Group PLC	19,440	965,751
BG Group PLC	27,298	431,266
BP PLC	561,600	3,337,569
British American Tobacco PLC	40,346	2,396,928
BT Group PLC	434,944	3,106,144
Dialog Semiconductor PLC*	23,796	880,329
easyJet PLC	53,524	1,441,831
Fiat Chrysler Automobiles NV*	14,687	216,386
Galliford Try PLC	36,884	849,634
GlaxoSmithKline PLC	68,529	1,477,870
Hammerson PLC, REIT	62,007	607,524
Howden Joinery Group PLC	131,022	934,487
HSBC Holdings PLC	263,263	2,056,856
Imperial Tobacco Group PLC	52,752	2,840,578
International Consolidated Airlines Group SA*	13,200	118,021
Legal & General Group PLC	531,186	2,139,077
National Grid PLC	60,597	863,193
Phoenix Group Holdings	74,381	978,100
Reckitt Benckiser Group PLC	10,885	1,062,267
Rightmove PLC	16,853	995,356
ST Modwen Properties PLC	107,100	724,938
Taylor Wimpey PLC	513,531	1,564,392
Unilever NV, CVA	44,682	2,020,414
UNITE Group PLC (The)	56,267	575,825
Vodafone Group PLC	50,738	166,975

		36,128,787

United States
lululemon athletica, Inc.*(a)	48	2,360

TOTAL COMMON STOCKS (cost $266,970,480)		284,156,852

EXCHANGE TRADED FUNDS 0.4%

United States
iShares MSCI EAFE Index Fund(a)	12,750	779,153
iShares MSCI Emerging Markets Index Fund	6,200	216,194

TOTAL EXCHANGE TRADED FUNDS (cost $990,698)		995,347

See Notes to Financial Statements.

20

Description	Shares	Value (Note 1)
PREFERRED STOCKS 1.0%

Brazil 1.0%
Banco ABC Brasil SA (PRFC)	75,600	$166,625
Cia Energetica de Minas Gerais (PRFC)	792,500	1,471,341
Telefonica Brasil SA (PRFC)	111,000	1,149,849

		2,787,815

South Korea
Samsung Electronics Co. Ltd. (PRFC)	131	136,827

TOTAL PREFERRED STOCKS (cost $5,341,685)		2,924,642

TOTAL LONG-TERM INVESTMENTS (cost $273,302,863)		288,076,841

SHORT-TERM INVESTMENT 1.6%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $4,702,210; includes $4,701,907 of cash collateral for securities on loan)(Note 3)(c)(d)	4,702,210	4,702,210

TOTAL INVESTMENTS 101.3% (cost $278,005,073) (Note 5)		292,779,051
Liabilities in excess of other assets (1.3%)		(3,755,675)

NET ASSETS 100.0%		$289,023,376

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

ADR—American Depositary Receipt

CVA—Certificate Van Aandelen (Bearer)

EAFE—Europe, Australasia and Far East

GDR—Global Depositary Receipt

MSCI—Morgan Stanley Capital International

OTC—Over-the-counter

PRFC—Preference Shares

REIT—Real Estate Investment Trust

See Notes to Financial Statements.

Prudential QMA International Equity Fund	21

Portfolio of Investments

as of October 31, 2015 continued

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $4,400,825; cash collateral of $4,701,907 (included in liabilities) was received with which the Series purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Indicates a security or securities that has been deemed illiquid. (unaudited)
(c)	Prudential Investments LLC, the manager of the Series also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(d)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$11,012,166	$—
Austria	—	1,516,280	—
Belgium	—	1,995,304	—
Brazil	3,582,215	—	—
Canada	16,888,713	—	—
China	—	12,052,477	6,529
Denmark	—	6,379,354	—
Faroe Islands	—	351,590	—
Finland	—	4,397,887	—
France	—	19,994,402	—
Germany	—	14,788,257	—
Greece	309,685	630,180	—
Hong Kong	—	7,980,889	—
Hungary	—	273,297	—
India	1,525,067	—	—
Indonesia	—	1,146,622	—

See Notes to Financial Statements.

22

	Level 1	Level 2	Level 3
Common Stocks (continued)
Ireland	$312,526	$1,098,925	$—
Israel	—	3,886,491	—
Italy	—	3,004,643	—
Japan	—	51,255,875	—
Luxembourg	—	212,945	—
Malaysia	692,289	1,760,395	—
Mexico	1,844,260	—	—
Netherlands	—	4,717,014	—
New Zealand	—	1,802,425	—
Norway	—	3,658,538	—
Philippines	—	142,851	—
Poland	430,965	2,648,586	—
Portugal	—	596,155	—
Russia	1,947,132	—	—
Singapore	—	1,290,656	—
South Africa	118,245	4,391,364	—
South Korea	4,111,259	8,041,042	—
Spain	—	4,063,617	—
Sweden	—	7,399,382	—
Switzerland	—	16,986,452	—
Taiwan	—	9,286,109	—
Thailand	—	1,726,904	—
Turkey	—	3,103,453	—
Ukraine	—	614,981	—
United Arab Emirates	—	2,049,312	—
United Kingdom	2,020,414	34,108,373	—
United States	2,360	—	—
Exchange Traded Funds
United States	995,347	—	—
Preferred Stocks
Brazil	2,787,815	—	—
South Korea	—	136,827	—
Affiliated Money Market Mutual Fund	4,702,210	—	—

Total	$42,270,502	$250,502,020	$6,529

See Notes to Financial Statements.

Prudential QMA International Equity Fund	23

Portfolio of Investments

as of October 31, 2015 continued

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2015 were as follows (Unaudited):

Banks	13.7%
Pharmaceuticals	8.6
Oil, Gas & Consumable Fuels	6.8
Insurance	6.2
Automobiles	5.1
Diversified Telecommunication Services	4.4
Metals & Mining	3.5
Tobacco	3.4
Food Products	3.2
Electric Utilities	2.7
Electronic Equipment, Instruments & Components	2.4
Food & Staples Retailing	2.1
Diversified Financial Services	2.0
Technology Hardware, Storage & Peripherals	1.9
Real Estate Investment Trusts (REITs)	1.8
Real Estate Management & Development	1.8
Airlines	1.7
Household Durables	1.6
Trading Companies & Distributors	1.6
Machinery	1.6
Affiliated Money Market Mutual Fund (including 1.6% of collateral for securities on loan)	1.6
Aerospace & Defense	1.4
Chemicals	1.3
Specialty Retail	1.3
Paper & Forest Products	1.2
Capital Markets	1.2
Media	1.1
Semiconductors & Semiconductor Equipment	1.0
Hotels, Restaurants & Leisure	1.0
Wireless Telecommunication Services	1.0%
IT Services	0.9
Marine	0.9
Household Products	0.9
Industrial Conglomerates	0.8
Auto Components	0.8
Health Care Providers & Services	0.8
Textiles, Apparel & Luxury Goods	0.7
Personal Products	0.7
Construction & Engineering	0.7
Electrical Equipment	0.7
Multi-Utilities	0.7
Road & Rail	0.7
Beverages	0.5
Independent Power & Renewable Electricity Producers	0.4
Software	0.4
Health Care Equipment & Supplies	0.4
Thrifts & Mortgage Finance	0.4
Building Products	0.4
Exchange Traded Funds	0.4
Transportation Infrastructure	0.3
Construction Materials	0.2
Real Estate Investment Trust	0.1
Leisure Products	0.1
Professional Services	0.1
Internet Software & Services	0.1

101.3
Liabilities in excess of other assets	(1.3)

100.0%

The Series invested in various derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk.

The effect of derivative instruments on the Series financial position and financial performance as reflected in Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

24

The Series did not hold any derivative instruments as of October 31, 2015, accordingly, no derivative positions were presented in the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)
Equity contracts	$5,117

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)
Equity contracts	$—

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.
(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

Prudential QMA International Equity Fund	25

Statement of Assets & Liabilities

as of October 31, 2015

Assets
Investments at value, including securities on loan of $4,400,825:
Unaffiliated investments (cost $273,302,863)	$288,076,841
Affiliated investments (cost $4,702,210)	4,702,210
Cash	1,186
Foreign currency, at value (cost $51,977)	51,765
Tax reclaim receivable	939,912
Receivable for investments sold	719,361
Dividends and interest receivable	698,728
Receivable for Series shares sold	51,655
Prepaid expenses	3,510

Total Assets	295,245,168

Liabilities
Payable to broker for collateral for securities on loan	4,701,907
Loan payable (Note 7)	638,000
Accrued expenses and other liabilities	289,306
Payable for Series shares reacquired	241,232
Management fee payable	209,551
Distribution fee payable	74,902
Affiliated transfer agent fee payable	66,776
Loan interest payable (Note 7)	118

Total Liabilities	6,221,792

Net Assets	$289,023,376

Net assets were comprised of:
Common stock, at par	$435,566
Paid-in capital in excess of par	470,396,484

470,832,050
Undistributed net investment income	3,178,981
Accumulated net realized loss on investment and foreign currency transactions	(199,632,439)
Net unrealized appreciation on investments and foreign currencies	14,644,784

Net assets, October 31, 2015	$289,023,376

See Notes to Financial Statements.

26

Class A
Net asset value and redemption price per share ($211,313,963 ÷ 31,784,082 shares of common stock issued and outstanding)	$6.65
Maximum sales charge (5.50% of offering price)	0.39

Maximum offering price to public	$7.04

Class B
Net asset value, offering price and redemption price per share ($4,774,227 ÷ 749,849 shares of common stock issued and outstanding)	$6.37

Class C
Net asset value, offering price and redemption price per share ($18,209,303 ÷ 2,860,673 shares of common stock issued and outstanding)	$6.37

Class Z
Net asset value, offering price and redemption price per share ($54,725,883 ÷ 8,161,967 shares of common stock issued and outstanding)	$6.70

See Notes to Financial Statements.

Prudential QMA International Equity Fund	27

Statement of Operations

Year Ended October 31, 2015

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $881,752)	$9,255,647
Affiliated income from securities lending, net	91,006
Affiliated dividend income	1,136

Total income	9,347,789

Expenses
Management fee	2,627,947
Distribution fee—Class A	690,788
Distribution fee—Class B	53,125
Distribution fee—Class C	200,854
Transfer agent’s fees and expenses (including affiliated expense of $311,000)	769,000
Custodian and accounting fees	322,000
Shareholders’ reports	105,000
Registration fees	100,000
Audit fee	30,000
Legal fees and expenses	25,000
Directors’ fees	18,000
Commitment fee on syndicated credit agreement	5,000
Insurance expenses	4,000
Loan interest expense	2,568
Miscellaneous	86,163

Total expenses	5,039,445

Net investment income	4,308,344

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized loss on:
Investment transactions	(7,664,552)
Foreign currency transactions	(198,968)

(7,863,520)

Net change in unrealized appreciation (depreciation) on:
Investments	(18,708,309)
Foreign currencies	(55,077)

(18,763,386)

Net loss on investment and foreign currency transactions	(26,626,906)

Net Decrease In Net Assets Resulting From Operations	$(22,318,562)

See Notes to Financial Statements.

28

Statement of Changes in Net Assets

	Year Ended October 31,
	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income	$4,308,344	$6,147,243
Net realized gain (loss) on investment and foreign currency transactions	(7,863,520)	36,678,107
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(18,763,386)	(37,219,559)

Net increase (decrease) in net assets resulting from operations	(22,318,562)	5,605,791

Dividends from net investment income (Note 1)
Class A	(5,047,051)	(4,392,794)
Class B	(85,958)	(82,095)
Class C	(310,179)	(258,429)
Class F	—	(2,101)
Class X	—	(2,191)
Class Z	(1,263,747)	(1,570,284)

	(6,706,935)	(6,307,894)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	18,775,253	17,501,842
Net asset value of shares issued in reinvestment of dividends and distributions	6,566,147	6,176,619
Net asset value of shares issued in merger (Note 9)	50,163,770	—
Cost of shares reacquired	(47,581,055)	(65,161,727)

Net increase (decrease) in net assets from Series share transactions	27,924,115	(41,483,266)

Total decrease	(1,101,382)	(42,185,369)

Net Assets:
Beginning of year	290,124,758	332,310,127

End of year(a)	$289,023,376	$290,124,758

(a) Includes undistributed net investment income of:	$3,178,981	$5,479,387

See Notes to Financial Statements.

Prudential QMA International Equity Fund	29

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”) and currently consists of six series: Prudential QMA International Equity Fund (the “Series”, formerly Prudential International Equity Fund), Prudential Jennison Global Infrastructure Fund, Prudential Jennison Global Opportunities Fund, Prudential Jennison International Opportunities Fund, Prudential Jennison Emerging Markets Equity Fund and Prudential Emerging Markets Debt Local Currency Fund. These financial statements relate to the Prudential QMA International Equity Fund. The financial statements of the other series are not presented herein. The investment objective of the Series is to seek long-term growth of capital.

Effective on or about December 30, 2015, the Prudential International Equity Fund will be renamed the Prudential QMA International Equity Fund.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund and the Series consistently follow such policies in the preparation of their financial statements.

Securities Valuation: The Series holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

30

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory Notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Prudential QMA International Equity Fund	31

Notes to Financial Statements

continued

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not isolate that portion of the

32

results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Series to meet its obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Master Netting Arrangements: The Series is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

Prudential QMA International Equity Fund	33

Notes to Financial Statements

continued

Securities Lending: The Series may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Series also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Warrants and Rights: The Series may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. The Series holds such warrants and rights as long positions until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

34

Dividends and Distributions: The Series expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Series is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA furnishes investment advisory services in connection with the management of the Series. In connection therewith, QMA is obligated to keep certain books and records of the Series. PI pays for the services of QMA, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .85% of the average daily net assets of the Series up to and including $300 million, .75% of the average daily net assets in excess of $300 million up to and including $1.5 billion and .70% of the Series’ average daily net assets over $1.5 billion. The effective management fee was .85% for the year ended October 31, 2015.

The Series has distribution agreements with Prudential Investment Management Services LLC (“PIMS”) and Prudential Annuities Distributors, Inc. (“PAD”). PIMS and PAD are both affiliates of PI and indirect, wholly-owned subsidiaries of Prudential. PIMS serves as the distributor of the Series’ Class A, Class B, Class C, Class F, and Class Z shares. PIMS, together with PAD, served as co-distributor of the Series’ Class X shares.

Prudential QMA International Equity Fund	35

Notes to Financial Statements

continued

The Series has adopted a separate Distribution and Service plan (each a “Plan” and collectively the “Plans”) for the Class A, Class B, Class C, Class F and Class X shares of the Series in accordance with Rule 12b-1 of the 1940 Act. No distribution or service fees are paid to PIMS as distributor for the Series’ Class Z shares. Under the Plans, the Series compensates PIMS and PAD a distribution and service fee at the annual rate of .30%, 1%, 1%, .75% and 1% of the average daily net assets of the Class A, Class B, Class C, Class F and Class X shares, respectively.

PIMS has advised the Series that they received $106,225 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2015. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended October 31, 2015 it received $308, $8,542 and $854 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, QMA, PAD and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Series’ security lending agent. Earnings from securities lending are disclosed on the Statement of Operations as “Affiliated income from securities lending, net”. For the year ended October 31, 2015, PIM has been compensated approximately $27,200 for these services.

The Series invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a series of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

36

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended October 31, 2015 aggregated $340,418,099 and $363,085,325, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended October 31, 2015, the adjustments were to increase undistributed net investment income by $98,185, increase accumulated net realized loss on investment and foreign currency transactions by $1,457,635 and increase paid in capital in excess of par by $1,359,450, due to the differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, investments in passive foreign investment companies, and merger related adjustments. Net investment income, net realized loss on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended October 31, 2015 and October 31, 2014, the tax character of dividends paid by the Series were $6,706,935 and $6,307,894 of ordinary income, respectively.

As of October 31, 2015, the Series had undistributed ordinary income of $4,041,554 on a tax basis.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2015 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$280,428,492	$33,249,437	$(20,898,878)	$12,350,559	$(129,193)	$12,221,366

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales and investments in passive foreign investment

Prudential QMA International Equity Fund	37

Notes to Financial Statements

continued

companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency and mark-to-market of receivables and payables.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Series is permitted to carryforward capital losses realized on or after November 1, 2011 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before October 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Additionally, approximately $5,695,000 of its capital loss carryforward was written off unused due to expiration. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of October 31, 2015, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$8,431,000

Pre-Enactment Losses:
Expiring 2016	$978,000
Expiring 2017	180,326,000
Expiring 2018	8,337,000

$189,641,000

Management has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, Class B, Class C, and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived

38

for purchases by certain retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B Shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. The last conversion of Class F and Class X shares to Class A shares was completed as of March 14, 2014 and April 11, 2014, respectively. There are no Class F and Class X shares outstanding and Class F and Class X shares are no longer being offered for sale. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

There are 875 million authorized shares of common stock at $.01 par value per share, designated Class A, Class B, Class C and Class Z, each of which consists of 325 million, 150 million, 150 million and 250 million authorized shares, respectively.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	1,048,819	$7,448,060
Shares issued in merger	4,537,435	31,535,171
Shares issued in reinvestment of dividends and distributions	721,039	4,924,699
Shares reacquired	(3,970,694)	(27,890,695)

Net increase (decrease) in shares outstanding before conversion	2,336,599	16,017,235
Shares issued upon conversion from other share class(es)	248,806	1,769,005
Shares reacquired upon conversion into other share class(es)	(536,321)	(3,794,099)

Net increase (decrease) in shares outstanding	2,049,084	$13,992,141

Year ended October 31, 2014:
Shares sold	997,836	$7,437,126
Shares issued in reinvestment of dividends and distributions	606,075	4,278,811
Shares reacquired	(3,845,795)	(28,680,565)

Net increase (decrease) in shares outstanding before conversion	(2,241,884)	(16,964,628)
Shares issued upon conversion from other share class(es)	217,343	1,616,468
Shares reacquired upon conversion into other share class(es)	(68,971)	(522,940)

Net increase (decrease) in shares outstanding	(2,093,512)	$(15,871,100)

Prudential QMA International Equity Fund	39

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended October 31, 2015:
Shares sold	114,895	$806,872
Shares issued in merger	164,257	1,100,522
Shares issued in reinvestment of dividends and distributions	12,718	83,686
Shares reacquired	(107,836)	(724,595)

Net increase (decrease) in shares outstanding before conversion	184,034	1,266,485
Shares reacquired upon conversion into other share class(es)	(143,864)	(956,537)

Net increase (decrease) in shares outstanding	40,170	$309,948

Year ended October 31, 2014:
Shares sold	115,280	$820,488
Shares issued in reinvestment of dividends and distributions	11,788	80,161
Shares reacquired	(115,309)	(828,558)

Net increase (decrease) in shares outstanding before conversion	11,759	72,091
Shares reacquired upon conversion into other share class(es)	(159,740)	(1,144,832)

Net increase (decrease) in shares outstanding	(147,981)	$(1,072,741)

Class C
Year ended October 31, 2015:
Shares sold	176,343	$1,212,887
Shares issued in merger	656,750	4,400,227
Shares issued in reinvestment of dividends and distributions	46,372	305,125
Shares reacquired	(471,245)	(3,191,508)

Net increase (decrease) in shares outstanding before conversion	408,220	2,726,731
Shares reacquired upon conversion into other share class(es)	(121,041)	(853,662)

Net increase (decrease) in shares outstanding	287,179	$1,873,069

Year ended October 31, 2014:
Shares sold	250,597	$1,782,658
Shares issued in reinvestment of dividends and distributions	36,950	251,259
Shares reacquired	(452,927)	(3,246,557)

Net increase (decrease) in shares outstanding before conversion	(165,380)	(1,212,640)
Shares reacquired upon conversion into other share class(es)	(15,245)	(112,272)

Net increase (decrease) in shares outstanding	(180,625)	$(1,324,912)

Class F
Period ended March 14, 2014*:
Shares issued in reinvestment of dividends and distributions	86	$583
Shares reacquired	(5,211)	(37,196)

Net increase (decrease) in shares outstanding before conversion	(5,125)	(36,613)
Shares reacquired upon conversion into other share class(es)	(14,245)	(97,276)

Net increase (decrease) in shares outstanding	(19,370)	$(133,889)

40

Class X	Shares	Amount
Period ended April 11, 2014**:
Shares sold	14	$99
Shares issued in reinvestment of dividends and distributions	311	2,117
Shares reacquired	(1,493)	(10,397)

Net increase (decrease) in shares outstanding before conversion	(1,168)	(8,181)
Shares reacquired upon conversion into other share class(es)	(29,057)	(203,038)

Net increase (decrease) in shares outstanding	(30,225)	$(211,219)

Class Z
Year ended October 31, 2015:
Shares sold	1,322,244	$9,307,434
Shares issued in merger	1,878,090	13,127,850
Shares issued in reinvestment of dividends and distributions	182,334	1,252,637
Shares reacquired	(2,233,139)	(15,774,257)

Net increase (decrease) in shares outstanding before conversion	1,149,529	7,913,664
Shares issued upon conversion from other share class(es)	538,030	3,835,345
Shares reacquired upon conversion into other share class(es)	(8)	(52)

Net increase (decrease) in shares outstanding	1,687,551	$11,748,957

Year ended October 31, 2014:
Shares sold	999,881	$7,461,471
Shares issued in reinvestment of dividends and distributions	220,238	1,563,688
Shares reacquired	(4,459,314)	(32,358,454)

Net increase (decrease) in shares outstanding before conversion	(3,239,195)	(23,333,295)
Shares issued upon conversion from other share class(es)	83,020	635,212
Shares reacquired upon conversion into other share class(es)	(21,953)	(171,322)

Net increase (decrease) in shares outstanding	(3,178,128)	$(22,869,405)

*	As of March 14, 2014, the last conversion of Class F shares to Class A shares was completed. There are no Class F shares outstanding and Class F shares are no longer being offered for sale.
**	As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of .11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

Prudential QMA International Equity Fund	41

Notes to Financial Statements

continued

The Series utilized the SCA during the year ended October 31, 2015. The average daily balance for the 124 days that the Fund had loans outstanding during the period was $515,831, borrowed at a weighted average interest rate of 1.43%. The maximum loan outstanding amount during the period was $3,982,000. There was a balance of $638,000 outstanding at October 31, 2015.

Note 8. Ownership

As of October 31, 2015, approximately 27% of the Series was owned by two institutional shareholders for the beneficial interest of their underlying account holders.

Note 9. Reorganization

On December 10, 2014, shareholders of the Prudential International Value Fund (“Value Fund”) approved the reorganization of the Fund into the Prudential International Equity Fund (“Equity Fund”). As a result of the reorganization, the assets and liabilities of the Value Fund were exchanged for shares of the Equity Fund and the shareholders of the Value Fund are now shareholders of the Equity Fund. The reorganization took place on December 19, 2014. On such date, the merged portfolio had total investments cost and value of $44,833,696 and $50,087,941, respectively, representing the principal assets acquired by the acquiring fund.

The purpose of the transaction was to combine two Funds with substantially similar investment objectives and policies. The acquiring fund, the Equity Fund, has the same contractual investment management fee and lower annualized operating expenses as well as stronger historical investment performance.

The acquisition was accomplished by a tax-free exchange of the following shares on December 19, 2014:

Merged Fund		Acquiring Fund
Prudential International Value Fund		Prudential International Equity Fund
Class	Shares	Class	Shares	Value
A	1,463,874	A	4,537,435	$31,535,171
B	53,470	B	164,257	1,100,522
C	213,549	C	656,750	4,400,227
Z	605,891	Z	1,878,090	13,127,850

42

For financial reporting purposes, assets received and shares issued by the Equity Fund were recorded at fair value; however, the cost basis of the investments received from the Value Fund was carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisition were as follows:

Merged Fund		Acquiring Fund
Prudential International Value Fund		Prudential International Equity Fund
Net Assets	Unrealized Appreciation	Net Assets
$50,163,770	$5,244,963	$276,541,095

Assuming the acquisition had been completed on November 1, 2014, the Equity Fund’s results of operations for the year ended October 31, 2015 were as follows:

Net investment income	$4,304,941	(a)
Net realized and unrealized (loss) on investments	$(27,557,139	)(b)

Net decrease in net assets resulting from operations	$(23,252,198)

(a)	$4,308,344, as reported in the Statement of Operations, plus $(3,403) Net Investment Loss from the Value Fund pre-merger.
(b)	$(26,626,906), as reported in the Statement of Operations, plus $(930,233) Net Realized and Unrealized Gain (Loss) on Investments from the Value Fund pre-merger.

Because both the Equity Fund and the Value Fund sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment Funds have been managed as a single integrated Fund since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Value Fund that have been included in the Equity Fund’s Statement of Operations since December 19, 2014.

Prudential QMA International Equity Fund	43

Notes to Financial Statements

continued

Note 10. New Accounting Pronouncement

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and it has been determined that there is no impact on the financial statement disclosures.

44

Financial Highlights

Class A Shares
	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$7.36	$7.37	$6.02	$5.72	$6.17
Income (loss) from investment operations:
Net investment income	.11	.15	.12	.12	.09
Net realized and unrealized gain (loss) on investment transactions	(.65)	(.02)	1.36	.29	(.46)
Total from investment operations	(.54)	.13	1.48	.41	(.37)
Less Dividends:
Dividends from net investment income	(.17)	(.14)	(.13)	(.11)	(.11)
Capital Contributions(d):	-	-	-	-	.03
Net asset value, end of year	$6.65	$7.36	$7.37	$6.02	$5.72
Total Return(b):	(7.37)%	1.84%	25.06%	7.40%	(5.61)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$211,314	$218,909	$234,668	$209,568	$214,610
Average net assets (000)	$229,598	$232,049	$221,300	$204,088	$247,859
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.62%	1.59%	1.59%	1.67%	1.64%
Expenses before waivers and/or expense reimbursement	1.62%	1.59%	1.59%	1.67%	1.64%
Net investment income	1.39%	2.02%	1.83%	2.18%	1.51%
Portfolio turnover rate	111%	134%	114%	83%	70%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended October 31, 2011. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential QMA International Equity Fund	45

Financial Highlights

continued

Class B Shares
	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$7.05	$7.07	$5.78	$5.50	$5.94
Income (loss) from investment operations:
Net investment income	.05	.10	.07	.08	.05
Net realized and unrealized gain (loss) on investment transactions	(.61)	(.03)	1.32	.27	(.45)
Total from investment operations	(.56)	.07	1.39	.35	(.40)
Less Dividends:
Dividends from net investment income	(.12)	(.09)	(.10)	(.07)	(.07)
Capital Contributions(d):	-	-	-	-	.03
Net asset value, end of year	$6.37	$7.05	$7.07	$5.78	$5.50
Total Return(b):	(7.96)%	1.10%	24.26%	6.50%	(6.27)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$4,774	$5,006	$6,066	$5,439	$6,720
Average net assets (000)	$5,313	$5,868	$5,690	$5,823	$8,320
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.32%	2.29%	2.29%	2.37%	2.34%
Expenses before waivers and/or expense reimbursement	2.32%	2.29%	2.29%	2.37%	2.34%
Net investment income	.68%	1.35%	1.13%	1.48%	.83%
Portfolio turnover rate	111%	134%	114%	83%	70%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended October 31, 2011. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

46

Class C Shares
	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$7.05	$7.07	$5.78	$5.50	$5.94
Income (loss) from investment operations:
Net investment income	.06	.10	.07	.08	.05
Net realized and unrealized gain (loss) on investment transactions	(.62)	(.03)	1.32	.27	(.45)
Total from investment operations	(.56)	.07	1.39	.35	(.40)
Less Dividends:
Dividends from net investment income	(.12)	(.09)	(.10)	(.07)	(.07)
Capital Contributions(d):	-	-	-	-	.03
Net asset value, end of year	$6.37	$7.05	$7.07	$5.78	$5.50
Total Return(b):	(7.96)%	1.10%	24.27%	6.51%	(6.27)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$18,209	$18,146	$19,472	$17,658	$21,310
Average net assets (000)	$20,086	$19,402	$18,341	$19,019	$25,128
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.32%	2.29%	2.29%	2.37%	2.34%
Expenses before waivers and/or expense reimbursement	2.32%	2.29%	2.29%	2.37%	2.34%
Net investment income	.71%	1.32%	1.13%	1.49%	.81%
Portfolio turnover rate	111%	134%	114%	83%	70%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended October 31, 2011. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential QMA International Equity Fund	47

Financial Highlights

continued

Class F Shares
	Period Ended March 14,		Year Ended October 31,
	2014(g)		2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$7.08		$5.79	$5.50	$5.94	$5.56	$4.62
Income (loss) from investment operations:
Net investment income	.01		.09	.09	.06	.05	.06
Net realized and unrealized gain (loss) on investment transactions	(.05)		1.31	.29	(.44)	.35	1.01
Total from investment operations	(.04)		1.40	.38	(.38)	.40	1.07
Less Dividends:
Dividends from net investment income	(.11)		(.11)	(.09)	(.09)	(.08)	(.13)
Capital Contributions(d):	-		-	-	.03	.06	-
Net asset value, end of period	$6.93		$7.08	$5.79	$5.50	$5.94	$5.56
Total Return(b):	(.51)%		24.51%	6.98%	(6.05)%	8.35%	24.04%

Ratios/Supplemental Data:
Net assets, end of period (000)	$5		$137	$681	$1,572	$3,355	$5,226
Average net assets (000)	$71		$423	$1,044	$2,442	$4,064	$5,769
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.03%	(e)	2.04%	2.12%	2.09%	2.02%	1.99%
Expenses before waivers and/or expense reimbursement	2.03%	(e)	2.04%	2.12%	2.09%	2.02%	1.99%
Net investment income	.27%	(e)	1.36%	1.74%	1.07%	.95%	1.35%
Portfolio turnover rate	134%	(f)	114%	83%	70%	96%	76%

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal years ended October 31, 2011 and October 31, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

(e) Annualized.

(f) Calculated as of October 31, 2014.

(g) As of March 14, 2014, the last conversion of Class F shares to Class A shares was completed. There are no Class F shares outstanding and Class F shares are no longer being offered for sale.

See Notes to Financial Statements.

48

Class X Shares
	Period Ended April 11,		Year Ended October 31,
	2014(g)		2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$7.07		$5.79	$5.50	$5.94	$5.56	$4.61
Income (loss) from investment operations:
Net investment income (loss)	-	(h)	.07	.08	.05	.04	.05
Net realized and unrealized gain (loss) on investment transactions	.15		1.31	.28	(.45)	.35	1.02
Total from investment operations	.15		1.38	.36	(.40)	.39	1.07
Less Dividends:
Dividends from net investment income	(.09)		(.10)	(.07)	(.07)	(.07)	(.12)
Capital Contributions(d):	-		-	-	.03	.06	-
Net asset value, end of period	$7.13		$7.07	$5.79	$5.50	$5.94	$5.56
Total Return(b):	2.25%		24.05%	6.69%	(6.27)%	8.11%	23.82%

Ratios/Supplemental Data:
Net assets, end of period (000)	$11		$214	$707	$1,569	$3,067	$5,957
Average net assets (000)	$102		$449	$1,077	$2,351	$4,020	$6,611
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.28%	(e)	2.29%	2.37%	2.34%	2.27%	2.24%
Expenses before waivers and/or expense reimbursement	2.28%	(e)	2.29%	2.37%	2.34%	2.27%	2.24%
Net investment income (loss)	(.04)%	(e)	1.05%	1.45%	.80%	.66%	1.10%
Portfolio turnover rate	134%	(f)	114%	83%	70%	96%	76%

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal years ended October 31, 2011 and October 31, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

(e) Annualized.

(f) Calculated as of October 31, 2014.

(g) As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

(h) Less than $.005 per share.

See Notes to Financial Statements.

Prudential QMA International Equity Fund	49

Financial Highlights

continued

Class Z Shares
	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$7.42	$7.43	$6.07	$5.77	$6.22
Income (loss) from investment operations:
Net investment income	.13	.16	.15	.14	.11
Net realized and unrealized gain (loss) on investment transactions	(.66)	(.01)	1.36	.29	(.46)
Total from investment operations	(.53)	.15	1.51	.43	(.35)
Less Dividends:
Dividends from net investment income	(.19)	(.16)	(.15)	(.13)	(.13)
Capital Contributions(d):	-	-	-	-	.03
Net asset value, end of year	$6.70	$7.42	$7.43	$6.07	$5.77
Total Return(b):	(7.15)%	2.12%	25.36%	7.69%	(5.30)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$54,726	$48,064	$71,753	$50,531	$44,573
Average net assets (000)	$55,405	$53,881	$60,981	$45,946	$46,529
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.32%	1.29%	1.29%	1.37%	1.34%
Expenses before waivers and/or expense reimbursement	1.32%	1.29%	1.29%	1.37%	1.34%
Net investment income	1.69%	2.07%	2.17%	2.46%	1.77%
Portfolio turnover rate	111%	134%	114%	83%	70%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended October 31, 2011. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

50

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential International Equity Fund, a series of Prudential World Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 17, 2015

Prudential QMA International Equity Fund	51

Tax Information

(Unaudited)

For the year ended October 31, 2015, the Series reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as qualified dividend income (QDI):

QDI
Prudential International Equity Fund	96.98%

For the fiscal year ended October 31, 2015, the Series made an election to pass through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Series in accordance with Section 853 of the Internal Revenue Code of the following amounts: $752,579 foreign tax credit from recognized foreign source income of $10,149,336.

In January 2016, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of dividends received by you in calendar year 2015.

52

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (57) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (63) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (63) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential QMA International Equity Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (59) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (70) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (72) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (72) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (53) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (56) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*

Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding; 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 2003; Stephen G. Stoneburn, 1996; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential QMA International Equity Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (60) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (40) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (57) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

Visit our website at www.prudentialfunds.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (53) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (47) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (57) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (48) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (54) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (47) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential QMA International Equity Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at www.prudentialfunds.com

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential QMA International Equity Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2015 and approved the renewal of the agreements through July 31, 2016, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparative fee information from PI and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential QMA International Equity Fund is a series of Prudential World Fund, Inc.

Prudential QMA International Equity Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2015.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Prudential QMA International Equity Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2014.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2014. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper International Multi-Cap Core Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	2nd Quartile	3rd Quartile
Actual Management Fees: 3rd Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-, three- and five-year periods, although it underperformed over the ten-year period.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential QMA International Equity Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential QMA International Equity Fund, Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL QMA INTERNATIONAL EQUITY FUND

SHARE CLASS	A	B	C	Z
NASDAQ	PJRAX	PJRBX	PJRCX	PJIZX
CUSIP	743969859	743969867	743969875	743969883

MF190E    0286153-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL EMERGING MARKETS DEBT LOCAL CURRENCY FUND

ANNUAL REPORT • OCTOBER 31, 2015

Objective

Total return, through a combination of current income and capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. Prudential Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. ©2015 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2015

Dear Shareholder:

We hope you find the annual report for the Prudential Emerging Markets Debt Local Currency Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2015.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Emerging Markets Debt Local Currency Fund

Prudential Emerging Markets Debt Local Currency Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/15
	One Year	Since Inception
Class A	–16.41%	–17.07% (3/30/11)
Class C	–17.00	–19.18 (3/30/11)
Class Q	–15.94	–15.43 (3/30/11)
Class Z	–15.90	–15.51 (3/30/11)
JP Morgan Government Bond Index-Emerging Markets Global Diversified Index	–17.42	–14.88
Lipper Emerging Markets Local Currency Debt Funds Average	–16.33	–13.56

Average Annual Total Returns (With Sales Charges) as of 9/30/15
	One Year	Since Inception
Class A	–22.01%	–5.94% (3/30/11)
Class C	–19.67	–5.49 (3/30/11)
Class Q	–17.98	–4.59 (3/30/11)
Class Z	–18.05	–4.61 (3/30/11)
JP Morgan Government Bond Index-Emerging Markets Global Diversified Index	–19.77	–4.46
Lipper Emerging Markets Local Currency Debt Funds Average	–18.61	–4.11

Average Annual Total Returns (With Sales Charges) as of 10/31/15
	One Year	Since Inception
Class A	–20.17%	–4.95% (3/30/11)
Class C	–17.79	–4.53 (3/30/11)
Class Q	–15.94	–3.58 (3/30/11)
Class Z	–15.90	–3.60 (3/30/11)

Average Annual Total Returns (Without Sales Charges) as of 10/31/15
	One Year	Since Inception
Class A	–16.41%	–4.00% (3/30/11)
Class C	–17.00	–4.53 (3/30/11)
Class Q	–15.94	–3.58 (3/30/11)
Class Z	–15.90	–3.60 (3/30/11)

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Emerging Markets Debt Local Currency Fund (Class A shares) with a similar investment in the JP Morgan Government Bond Index-Emerging Markets Global Diversified Index by portraying the initial account values at the commencement of operations for Class A shares (March 30, 2011) and the account values at the end of the current fiscal year (October 31, 2015), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C, Class Q, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Prudential Emerging Markets Debt Local Currency Fund	3

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Q	Class Z
Maximum initial sales charge	4.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.25%	1%	None	None

Benchmark Definitions

JP Morgan Government Bond Index-Emerging Markets Global Diversified Index

The JP Morgan Government Bond Index-Emerging Markets Global Diversified Index (JP Morgan GBI-EM Global Diversified Index), an unmanaged index, is a comprehensive emerging markets debt benchmark that tracks local currency bonds issued by emerging market governments.

Lipper Emerging Markets Local Currency Debt Funds Average

The Lipper Emerging Markets Local Currency Debt Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Emerging Markets Local Currency Debt Funds category for the periods noted. Funds in the Lipper Average seek either current income or total return by investing at least 65% of total assets in debt issues denominated in the currency of their market of issuance. “Emerging market” is defined by a country’s GNP per capita or other economic measures.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the inception date for the indicated share class.

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Distributions and Yields as of 10/31/15
	Total Distributions Paid for 12 Months	SEC 30-Day Subsidized Yield*	SEC 30-Day Unsubsidized Yield**
Class A	$0.41	5.39%	4.37%
Class C	0.36	4.83	3.78
Class Q	0.44	5.90	4.87
Class Z	0.43	5.82	4.77

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)— A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

Credit Quality expressed as a percentage of total investments as of 10/31/15
AA	0.7%
A	28.0
BBB	61.8
BB	4.0
B	0.7
CCC	0.1
Not Rated	0.1
Cash/Cash Equivalents	4.6
Total Investments	100.0%

Source: Prudential Investment Management, Inc. (PIM)

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change.

Prudential Emerging Markets Debt Local Currency Fund	5

Strategy and Performance Overview

How did the Fund Perform?

The Prudential Emerging Markets Debt Local Currency Fund’s Class A shares declined –16.41% for the 12-month reporting period that ended October 31, 2015, outperforming the –17.42% decline of the JP Morgan GBI-EM Global Diversified Index (the Index). The Fund underperformed the –16.33% decline of the Lipper Emerging Markets Local Currency Debt Funds Average.

What was the market environment for emerging market bonds denominated in local currencies?

•

In the closing months of 2014, the growing divergence between the monetary policies of the Federal Reserve (Fed) and other global central banks, combined with rising geopolitical risk in eastern Europe and the Middle East, increased risk aversion and dampened the returns of emerging markets hard currency sovereign bonds, emerging markets corporate bonds, emerging markets local currency bonds, and emerging markets currencies. A drop in oil and commodity prices also pressured the currencies of oil/commodity exporting countries. The value of the US dollar surged relative to most world currencies.

•

Hard currency sovereign bonds, local currency bonds, and emerging markets corporate bonds generated positive returns in the first quarter of 2015, as many of the world’s central banks adopted more dovish stances. Local currency bonds also benefited from subdued inflation in developed markets countries and a rally in U.S. Treasuries. Meanwhile, emerging markets currencies took a decidedly negative turn, due largely to the strength of the US dollar.

•

During the second quarter, hard currency sovereign bonds and local currency bonds retreated, pressured by fears about potential Fed rate hikes. Emerging markets corporate bonds recorded a positive return, while emerging markets currencies staged a recovery after Fed Chair Janet Yellen suggested US growth and the outlook for rate hikes would be more restrained.

•

In the third quarter, the performance of emerging markets debt was mixed, with hard currency sovereign returns modestly lower, followed by greater declines in emerging market corporate bonds and even steeper drops in local currency bonds and emerging markets currencies. Stresses that had been building ahead of a potential Fed rate hike drove widespread risk aversion. Some of the “risk off” moves were due to existing trends, such as the strengthening US dollar and falling commodity prices, but new issues emerged. The decision of Chinese authorities to devalue the yuan in August aggravated the already-weak market environment, as investors wondered if China’s challenges would lead to a global economic slowdown and even more rapid depreciation of world currencies. In the US, the Fed said it would delay a widely expected rate hike partly because of global economic conditions.

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•

Emerging markets debt generally performed well during October, reversing the negative trend of August and September, as China’s central bank announced additional easing measures and investors contemplated the possibility of more easing by the ECB and the Bank of Japan. The market also became more comfortable with the idea that the US Fed could raise its policy interest rate in December 2015.

Which strategies made the most positive and negative contributions to the Fund’s performance?

Prudential Fixed Income manages the Fund, which was well-diversified across a variety of emerging market countries, securities, and currencies. Its portfolio management team closely analyzes each country’s currency, local currency bonds, and hard currency bonds from three viewpoints—fundamental, technical, and relative value. During the reporting period, a number of factors contributed to the Fund’s performance versus the Index.

•

Foreign currency selection was the largest positive contributor to the Fund’s relative performance. Emerging markets currencies lagged during the period due to uncertainty about Fed rate hikes, weakening growth in the emerging markets, and concern about China’s economic outlook. Accordingly, the Fund benefited from its long position in the US dollar relative to select emerging markets currencies. It was also helped by its underweight allocations to the Polish zloty, South African rand, Brazilian real, Thai baht, Hungarian forint, Taiwanese dollar, and Malaysian ringgit. Conversely, an overweight position in the Mexican peso and underweight positions in the Turkish lira and Chinese renminbi detracted from performance.

•

Yield curve positioning enhanced returns, highlighted by the Fund’s positioning in Brazil, Indonesia, Russia, and Thailand. However, the Fund was hampered by yield curve positioning in Poland and Colombia. Yield curves are single line graphs that illustrate the relationship between the yields and maturities of fixed income securities. They are created by plotting the yields of different maturities for the same type of bonds.

•

The Fund also benefited from security selection during the reporting period, with positions in Argentina, Venezuela, and Russia adding to performance. Security selection in Brazil, Colombia, and South Africa hurt results.

•

The Fund’s duration positioning detracted from relative returns. In particular, the Fund was hampered by its long duration positioning in Brazil, Indonesia, and Turkey. Brazil struggled during the period because of a ratings downgrade to below investment grade, the continued deterioration in its economic

Prudential Emerging Markets Debt Local Currency Fund	7

Strategy and Performance Overview (continued)

fundamentals, and an ongoing confidence crisis. Turkey underperformed, driven by significant weakness in the Turkish lira, persistent high food price inflation, and uncertainty about upcoming elections. Conversely, the Fund’s long duration positioning in the US and Mexico was positive for performance. Mexico offered high yields in the face of US interest rate uncertainty.

Did the Fund use derivatives and how did they affect performance?

Derivatives were used in the Fund and were instrumental in attaining specific exposures targeted to gain from anticipated market developments. Currency positioning in the Fund was partially facilitated by the use of currency forward contracts. During the reporting period, the Fund’s currency positioning added to relative performance. The Fund also used interest rate swaps to help manage duration and yield curve exposure, which had a modestly positive impact on performance.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2015, at the beginning of the period, and held through the six-month period ended October 31, 2015. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

Prudential Emerging Markets Debt Local Currency Fund	9

Fees and Expenses (continued)

Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Emerging Markets Debt Local Currency Fund		Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$899.50	1.30%	$6.22
	Hypothetical	$1,000.00	$1,018.65	1.30%	$6.61

Class C	Actual	$1,000.00	$897.10	2.05%	$9.80
	Hypothetical	$1,000.00	$1,014.87	2.05%	$10.41

Class Q	Actual	$1,000.00	$903.30	1.05%	$5.04
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35

Class Z	Actual	$1,000.00	$903.30	1.05%	$5.04
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2015, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

10	Visit our website at www.prudentialfunds.com

The Fund’s annual expense ratios for the 12-month period ended October 31, 2015, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	2.39%	1.30%
C	3.11	2.05
Q	2.01	1.05
Z	2.11	1.05

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Emerging Markets Debt Local Currency Fund	11

Portfolio of Investments

as of October 31, 2015

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
LONG-TERM INVESTMENTS 93.8%

FOREIGN BONDS

Brazil 9.4%
Brazil Notas do Tesouro Nacionalie,
Notes, Ser. NTNB	6.000%	08/15/50	BRL	175	$106,019
Notes, Ser. NTNF	10.000	01/01/18	BRL	698	163,442
Notes, Ser. NTNF	10.000	01/01/19	BRL	380	85,240
Notes, Ser. NTNF	10.000	01/01/21	BRL	2,869	601,302
Notes, Ser. NTNF	10.000	01/01/23	BRL	2,217	439,820
Notes, Ser. NTNF	10.000	01/01/25	BRL	1,360	258,264
Sr. Notes, Ser. NTNF	10.000	01/01/17	BRL	2,345	575,482
Brazilian Government International Bond,
Sr. Unsec’d. Notes	5.875	01/15/19		145	154,570
Sr. Unsec’d. Notes	8.500	01/05/24	BRL	54	11,622
Sr. Unsec’d. Notes	8.875	10/14/19		75	88,688
Itau Unibanco Holding SA, Sr. Unsec’d. Notes, RegS	10.500	11/23/15	BRL	300	77,012
Petrobras Global Finance BV, Gtd. Notes	6.125	10/06/16		130	131,105

					2,692,566

Chile 0.4%
Corp. Nacional del Cobre de Chile, Sr. Unsec’d. Notes, RegS	3.750	11/04/20		100	101,883

Colombia 5.0%
Colombian TES,
Bonds, Ser. B	6.000	04/28/28	COP	3,632,600	1,036,619
Bonds, Ser. B	7.500	08/26/26	COP	1,078,600	359,009
Pacific Rubiales Energy Corp., Gtd. Notes, RegS	5.375	01/26/19		125	54,375

					1,450,003

Croatia 0.5%
Croatia Government International Bond, Sr. Unsec’d. Notes, RegS	6.750	11/05/19		125	135,977

Dominican Republic 0.6%
Dominican Republic International Bond, Sr. Unsec’d. Notes, RegS	9.040	01/23/18		158	169,377

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	13

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Ghana 0.4%
Ghana Government International Bond, Sr. Unsec’d. Notes, RegS	8.500%	10/04/17		100	$100,632

Hungary 4.7%
Hungary Government Bond,
Bonds, Ser. 23/A	6.000	11/24/23	HUF	221,200	927,282
Bonds, Ser. 25/B	5.500	06/24/25	HUF	14,180	58,720
Hungary Government International Bond, Sr. Unsec’d. Notes	6.375	03/29/21		324	372,568

					1,358,570

Indonesia 12.0%
Indonesia Treasury Bond,
Sr. Unsec’d. Notes, Ser. FR53	8.250	07/15/21	IDR	5,000,000	355,563
Sr. Unsec’d. Notes, Ser. FR56	8.375	09/15/26	IDR	1,000,000	70,089
Sr. Unsec’d. Notes, Ser. FR58	8.250	06/15/32	IDR	1,700,000	113,529
Sr. Unsec’d. Notes, Ser. FR59	7.000	05/15/27	IDR	3,800,000	237,234
Sr. Unsec’d. Notes, Ser. FR61	7.000	05/15/22	IDR	2,000,000	132,476
Sr. Unsec’d. Notes, Ser. FR63	5.625	05/15/23	IDR	3,100,000	185,293
Sr. Unsec’d. Notes, Ser. FR65	6.625	05/15/33	IDR	5,700,000	321,781
Sr. Unsec’d. Notes, Ser. FR67	8.750	02/15/44	IDR	2,700,000	185,391
Sr. Unsec’d. Notes, Ser. FR68	8.375	03/15/34	IDR	5,900,000	401,778
Sr. Unsec’d. Notes, Ser. FR70	8.375	03/15/24	IDR	5,500,000	391,411
Sr. Unsec’d. Notes, Ser. FR71	9.000	03/15/29	IDR	6,500,000	471,315
Majapahit Holding BV,
Sr. Unsec’d. Notes, RegS	7.750	01/20/20		375	423,187
Sr. Unsec’d. Notes, RegS	8.000	08/07/19		130	146,575

					3,435,622

Kazakhstan 0.4%
KazMunayGas National Co., Sr. Unsec’d. Notes, MTN, RegS	9.125	07/02/18		100	110,278

Lithuania 1.0%
Lithuania Government International Bond, Sr. Unsec’d. Notes, RegS	7.375	02/11/20		250	300,212

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Malaysia 4.4%
Malaysia Government Bond,
Sr. Unsec’d. Notes, Ser. 0114	4.181%	07/15/24	MYR	600	$139,801
Sr. Unsec’d. Notes, Ser. 0115	3.955	09/15/25	MYR	2,300	527,404
Sr. Unsec’d. Notes, Ser. 0214	3.394	03/15/17	MYR	460	107,597
Sr. Unsec’d. Notes, Ser. 0412	4.127	04/15/32	MYR	1,800	399,900
Sr. Unsec’d. Notes, Ser. 0413	3.844	04/15/33	MYR	360	76,070

					1,250,772

Mexico 8.0%
America Movil SAB de CV, Sr. Unsec’d. Notes	6.450	12/05/22	MXN	7,500	441,070
Mexican Bonos,
Bonds, Ser. M	7.750	05/29/31	MXN	9,198	626,077
Bonds, Ser. M	8.000	06/11/20	MXN	450	30,417
Bonds, Ser. M-30	10.000	11/20/36	MXN	3,810	317,825
Sr. Unsec’d. Notes, Ser. M	5.000	12/11/19	MXN	2,500	150,902
Sr. Unsec’d. Notes, Ser. M	8.000	12/07/23	MXN	1,000	68,909
Petroleos Mexicanos,
Sr. Unsec’d. Notes	3.500	07/18/18		400	406,800
Sr. Unsec’d. Notes, 144A	7.650	11/24/21	MXN	4,120	250,007

					2,292,007

Pakistan 0.4%
Pakistan Government International Bond, Sr. Unsec’d. Notes, RegS	6.875	06/01/17		100	103,533

Peru 2.1%
Peruvian Government International Bond,
Bonds	6.950	08/12/31	PEN	190	55,707
Sr. Unsec’d. Notes, RegS	6.950	08/12/31	PEN	1,910	560,000

					615,707

Philippines 1.8%
Philippine Government International Bond, Sr. Unsec’d. Notes	4.950	01/15/21	PHP	23,000	511,138

Poland 7.4%
Poland Government Bond,
Bonds, Ser. 0418,	3.750	04/25/18	PLN	1,050	285,029
Bonds, Ser. 0725,	3.250	07/25/25	PLN	4,845	1,316,794

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	15

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Poland (cont’d.)
Bonds, Ser. 1016	4.750%	10/25/16	PLN	975	$260,038
Bonds, Ser. 1023	4.000	10/25/23	PLN	440	125,646
Poland Government International Bond, Sr. Unsec’d. Notes	5.000	03/23/22		130	146,425

					2,133,932

Romania 4.2%
Romania Government Bond,
Bonds, Ser. 10Y	4.750	02/24/25	RON	500	136,949
Bonds, Ser. 10Y	5.850	04/26/23	RON	2,170	633,656
Bonds, Ser. 10YR	6.750	06/11/17	RON	1,130	304,157
Romanian Government International Bond, Sr. Unsec’d. Notes, MTN, RegS	6.750	02/07/22		120	143,040

					1,217,802

Russia 8.2%
AHML Finance Ltd., Sr. Unsec’d. Notes, 144A	7.750	02/13/18	RUB	5,450	78,267
Gazprom OAO Via Gaz Capital SA, Sr. Unsec’d. Notes, RegS	9.250	04/23/19		110	123,612
Russian Agricultural Bank OJSC Via RSHB Capital SA,
Sr. Unsec’d. Notes, MTN, RegS	8.700	03/17/16	RUB	4,800	74,250
Sr. Unsec’d. Notes, RegS	8.625	02/17/17	RUB	10,400	156,089
Russian Federal Bond - OFZ,
Bonds, Ser. 5081	6.200	01/31/18	RUB	29,460	426,822
Bonds, Ser. 6205	7.600	04/14/21	RUB	1,000	14,202
Bonds, Ser. 6206	7.400	06/14/17	RUB	8,550	128,588
Bonds, Ser. 6210	6.800	12/11/19	RUB	14,100	198,274
Bonds, Ser. 6211	7.000	01/25/23	RUB	5,745	76,869
Bonds, Ser. 6212	7.050	01/19/28	RUB	26,877	338,847
Bonds, Ser. 6216	6.700	05/15/19	RUB	4,400	62,322
Russian Foreign Bond - Eurobond, Sr. Unsec’d. Notes, RegS	11.000	07/24/18		230	274,965
Russian Railways via RZD Capital PLC, Sr. Unsec’d. Notes, RegS	8.300	04/02/19	RUB	10,400	148,321
VimpelCom Holdings BV, Gtd. Notes, 144A	9.000	02/13/18	RUB	5,000	73,722
Vnesheconombank Via VEB Finance PLC, Sr. Unsec’d. Notes, RegS	4.224	11/21/18		200	194,250

					2,369,400

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

South Africa 8.3%
Eskom Holdings SOC Ltd., Govt. Gtd., Ser. ES23, MTN	10.000%	01/25/23	ZAR	7,500	$574,285
South Africa Government Bond,
Bonds, Ser. 2023	7.750	02/28/23	ZAR	1,140	80,893
Bonds, Ser. R213	7.000	02/28/31	ZAR	5,335	326,754
Sr. Unsec’d. Notes, Ser. R209	6.250	03/31/36	ZAR	26,181	1,416,506

					2,398,438

South Korea 0.3%
Export-Import Bank Of Korea, Sr. Unsec’d. Notes, MTN	0.500	01/25/17	TRY	300	89,220

Thailand 4.9%
Thailand Government Bond,
Sr. Unsec’d. Notes	3.580	12/17/27	THB	2,400	72,555
Sr. Unsec’d. Notes	3.625	06/16/23	THB	11,337	339,918
Sr. Unsec’d. Notes	3.775	06/25/32	THB	600	18,093
Sr. Unsec’d. Notes	3.850	12/12/25	THB	9,600	298,308
Sr. Unsec’d. Notes	3.875	06/13/19	THB	3,000	90,085
Sr. Unsec’d. Notes	5.670	03/13/28	THB	5,000	180,713
Sr. Unsec’d. Notes - Inflation Linked, RegS	1.200	07/14/21	THB	12,111	320,601
Unsec’d. Notes - Inflation Linked, RegS	1.250	03/12/28	THB	3,058	73,111

					1,393,384

Turkey 9.3%
Turkey Government Bond,
Bonds	7.100	03/08/23	TRY	1,435	427,242
Bonds	8.200	07/13/16	TRY	430	145,501
Bonds	8.300	06/20/18	TRY	170	56,159
Bonds	8.500	07/10/19	TRY	725	238,732
Bonds	8.500	09/14/22	TRY	2,615	838,659
Bonds	8.800	11/14/18	TRY	200	66,715
Bonds	8.800	09/27/23	TRY	650	212,029
Bonds	9.000	07/24/24	TRY	350	114,890
Bonds	9.500	01/12/22	TRY	415	140,355
Bonds	10.500	01/15/20	TRY	520	183,357
Bonds, Ser. 5Y	6.300	02/14/18	TRY	350	111,348

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	17

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Turkey (cont’d.)
Turkey Government International Bond, Sr. Unsec’d. Notes	7.500%	11/07/19		120	$137,454

					2,672,441

Uruguay
Uruguay Government International Bond, Sr. Unsec’d. Notes	4.375	12/15/28	UYU	276	8,254

Venezuela 0.1%
Venezuela Government International Bond, Sr. Unsec’d. Notes, RegS	5.750	02/26/16		40	36,400

TOTAL LONG-TERM INVESTMENTS (cost $34,910,134)					26,947,548

			Shares
SHORT-TERM INVESTMENT 2.4%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $690,117)(Note 3)(a)				690,117	690,117

TOTAL INVESTMENTS 96.2% (cost $35,600,251)(Note 5)					27,637,665
Other assets in excess of liabilities(b) 3.8%					1,092,712

NET ASSETS 100.0%					$28,730,377

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

MTN—Medium Term Note

OTC—Over-the-counter

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

BRL—Brazilian Real

CAD—Canadian Dollar

See Notes to Financial Statements.

18

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

HKD—Hong Kong Dollar

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RON—Romanian Leu

RUB—Russian Ruble

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

UYU—Uruguayan Peso

ZAR—South African Rand

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)	Prudential Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(b)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at October 31, 2015:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Brazilian Real,
Expiring 11/04/2015	Barclays Capital Group	BRL	97	$25,991	$25,012	$(979)
Expiring 11/04/2015	Barclays Capital Group	BRL	282	69,125	72,976	3,851
Expiring 11/04/2015	Barclays Capital Group	BRL	407	102,533	105,426	2,893

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	19

Portfolio of Investments

as of October 31, 2015 continued

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (Continued):
Brazilian Real (cont’d.),
Expiring 11/04/2015	Barclays Capital Group	BRL	414	$102,536	$107,127	$4,591
Expiring 11/04/2015	Barclays Capital Group	BRL	556	144,080	143,880	(200)
Expiring 11/04/2015	Barclays Capital Group	BRL	1,044	264,983	270,379	5,396
Expiring 11/04/2015	Barclays Capital Group	BRL	1,104	287,300	285,748	(1,552)
Expiring 11/04/2015	Citigroup Global Markets	BRL	290	70,000	75,178	5,178
Expiring 11/04/2015	Citigroup Global Markets	BRL	523	129,228	135,457	6,229
Expiring 11/04/2015	Citigroup Global Markets	BRL	688	169,979	178,040	8,061
Expiring 11/04/2015	Citigroup Global Markets	BRL	802	199,040	207,593	8,553
Expiring 11/04/2015	Credit Suisse First Boston Corp.	BRL	555	138,250	143,750	5,500
Expiring 11/04/2015	Credit Suisse First Boston Corp.	BRL	843	217,603	218,175	572
Expiring 11/04/2015	Goldman Sachs & Co.	BRL	175	48,146	45,268	(2,878)
Expiring 12/02/2015	Barclays Capital Group	BRL	111	28,745	28,590	(155)
Canadian Dollar,
Expiring 01/15/2016	Citigroup Global Markets	CAD	375	290,000	286,440	(3,560)
Chilean Peso,
Expiring 11/06/2015	Credit Suisse First Boston Corp.	CLP	62,045	88,510	89,667	1,157
Expiring 11/06/2015	Credit Suisse First Boston Corp.	CLP	67,760	98,430	97,925	(505)
Expiring 11/06/2015	Credit Suisse First Boston Corp.	CLP	110,285	159,533	159,382	(151)
Expiring 11/06/2015	Credit Suisse First Boston Corp.	CLP	122,163	180,848	176,548	(4,300)
Expiring 11/06/2015	Credit Suisse First Boston Corp.	CLP	123,044	181,080	177,821	(3,259)
Expiring 11/06/2015	Credit Suisse First Boston Corp.	CLP	124,502	181,794	179,928	(1,866)
Expiring 11/06/2015	Morgan Stanley & Co.	CLP	63,495	90,649	91,762	1,113
Expiring 11/16/2015	Credit Suisse First Boston Corp.	CLP	123,822	180,947	178,772	(2,175)
Expiring 11/19/2015	JPMorgan Chase	CLP	122,280	180,847	176,494	(4,353)
Chinese Renminbi,
Expiring 11/30/2015	Citigroup Global Markets	CNH	5,500	854,540	869,151	14,611
Colombian Peso,
Expiring 11/12/2015	Barclays Capital Group	COP	230,400	74,927	79,416	4,489
Expiring 11/12/2015	Citigroup Global Markets	COP	101,920	32,899	35,131	2,232
Expiring 11/12/2015	Citigroup Global Markets	COP	158,943	54,265	54,786	521

See Notes to Financial Statements.

20

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (Continued):
Colombian Peso (cont’d.),
Expiring 11/12/2015	Citigroup Global Markets	COP	798,608	$269,481	$275,271	$5,790
Expiring 11/12/2015	Deutsche Bank AG	COP	44,424	14,372	15,312	940
Expiring 11/19/2015	Morgan Stanley & Co.	COP	846,657	289,357	291,589	2,232
Expiring 11/25/2015	Barclays Capital Group	COP	470,980	151,929	162,089	10,160
Expiring 11/25/2015	Citigroup Global Markets	COP	470,980	151,685	162,089	10,404
Expiring 12/21/2015	Barclays Capital Group	COP	113,490	39,000	38,936	(64)
Czech Koruna,
Expiring 12/21/2015	Barclays Capital Group	CZK	269	11,000	10,952	(48)
Expiring 01/22/2016	Citigroup Global Markets	CZK	12,120	509,530	493,247	(16,283)
Hong Kong Dollar,
Expiring 12/11/2015	Citigroup Global Markets	HKD	4,760	614,063	614,220	157
Expiring 12/11/2015	Credit Suisse First Boston Corp.	HKD	651	84,000	84,014	14
Expiring 12/11/2015	Hong Kong & Shanghai Bank	HKD	4,760	614,085	614,221	136
Hungarian Forint,
Expiring 01/22/2016	Citigroup Global Markets	HUF	198,574	725,991	702,161	(23,830)
Indian Rupee,
Expiring 11/09/2015	UBS AG	INR	4,884	75,561	74,624	(937)
Expiring 12/21/2015	Credit Suisse First Boston Corp.	INR	7,517	114,001	113,961	(40)
Expiring 01/12/2016	Credit Suisse First Boston Corp.	INR	11,383	172,134	171,884	(250)
Indonesia Rupiah,
Expiring 12/21/2015	Citigroup Global Markets	IDR	1,894,480	136,000	136,310	310
Expiring 01/12/2016	Citigroup Global Markets	IDR	270,968	17,670	19,355	1,685
Japanese Yen,
Expiring 12/21/2015	Barclays Capital Group	JPY	3,257	27,000	27,015	15
Malaysian Ringgit,
Expiring 11/09/2015	Barclays Capital Group	MYR	30	7,223	7,040	(183)
Expiring 11/18/2015	Barclays Capital Group	MYR	1,477	368,531	343,272	(25,259)
Expiring 11/18/2015	Citigroup Global Markets	MYR	148	34,494	34,415	(79)
Expiring 11/18/2015	Citigroup Global Markets	MYR	169	38,382	39,177	795
Expiring 11/18/2015	Citigroup Global Markets	MYR	267	60,613	62,179	1,566
Expiring 11/18/2015	Citigroup Global Markets	MYR	1,477	369,268	343,272	(25,996)
Expiring 11/18/2015	Credit Suisse First Boston Corp.	MYR	3,012	758,728	700,200	(58,528)
Expiring 12/18/2015	Citigroup Global Markets	MYR	451	105,495	104,721	(774)
Expiring 08/29/2016	Citigroup Global Markets	MYR	2,429	566,069	556,774	(9,295)

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	21

Portfolio of Investments

as of October 31, 2015 continued

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (Continued):
Mexican Peso,
Expiring 01/22/2016	Barclays Capital Group	MXN	334	$20,122	$20,128	$6
Expiring 01/22/2016	Citigroup Global Markets	MXN	29,977	1,797,231	1,803,887	6,656
Expiring 01/22/2016	JPMorgan Chase		MXN3,578	215,469	215,293	(176)
New Taiwanese Dollar,
Expiring 12/21/2015	Credit Suisse First Boston Corp.	TWD	1,233	38,000	37,988	(12)
Philippine Peso,
Expiring 11/04/2015	Barclays Capital Group	PHP	8,758	188,675	187,022	(1,653)
Expiring 11/04/2015	Citigroup Global Markets	PHP	35,642	757,059	761,095	4,036
Polish Zloty,
Expiring 01/22/2016	Barclays Capital Group	PLN	577	149,474	148,962	(512)
Expiring 01/22/2016	Citigroup Global Markets	PLN	6,247	1,651,487	1,613,033	(38,454)
Russian Ruble,
Expiring 11/05/2015	Barclays Capital Group	RUB	4,940	68,018	77,270	9,252
Expiring 11/05/2015	Barclays Capital Group	RUB	5,443	86,056	85,137	(919)
Expiring 11/05/2015	Barclays Capital Group	RUB	9,558	140,875	149,506	8,631
Expiring 11/05/2015	Barclays Capital Group	RUB	16,082	257,494	251,541	(5,953)
Expiring 11/05/2015	Barclays Capital Group	RUB	39,669	587,000	620,484	33,484
Expiring 11/05/2015	Citigroup Global Markets	RUB	1,619	23,000	25,326	2,326
Expiring 11/05/2015	Citigroup Global Markets	RUB	6,204	92,463	97,035	4,572
Expiring 11/05/2015	Citigroup Global Markets	RUB	23,670	372,173	370,234	(1,939)
Expiring 11/05/2015	Deutsche Bank AG	RUB	3,131	47,166	48,971	1,805
Expiring 01/26/2016	Barclays Capital Group	RUB	6,580	100,608	100,409	(199)
Expiring 01/26/2016	Barclays Capital Group	RUB	11,428	179,825	174,400	(5,425)
South African Rand,
Expiring 11/06/2015	Citigroup Global Markets	ZAR	4,623	351,861	333,744	(18,117)
Expiring 12/21/2015	Barclays Capital Group	ZAR	808	57,999	57,808	(191)
Expiring 01/26/2016	Barclays Capital Group	ZAR	1,249	89,110	88,821	(289)
Expiring 01/26/2016	Barclays Capital Group	ZAR	1,880	135,171	133,720	(1,451)
South Korean Won,
Expiring 12/21/2015	Credit Suisse First Boston Corp.	KRW	44,509	39,000	38,974	(26)
Thai Baht,
Expiring 11/13/2015	Barclays Capital Group	THB	9,839	275,715	276,508	793
Expiring 11/16/2015	Barclays Capital Group	THB	2,408	67,573	67,671	98
Expiring 11/16/2015	Credit Suisse First Boston Corp.	THB	3,626	103,052	101,875	(1,177)
Expiring 01/22/2016	Barclays Capital Group	THB	9,831	275,973	275,593	(380)

See Notes to Financial Statements.

22

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (Continued):
Turkish Lira,
Expiring 12/03/2015	Barclays Capital Group	TRY	938	$308,964	$318,516	$9,552
Expiring 12/03/2015	Barclays Capital Group	TRY	962	324,800	326,601	1,801
Expiring 12/03/2015	Citigroup Global Markets	TRY	34	11,700	11,637	(63)
Expiring 12/03/2015	Citigroup Global Markets	TRY	653	211,794	221,789	9,995
Expiring 12/03/2015	Citigroup Global Markets	TRY	653	211,794	221,789	9,995
Expiring 12/21/2015	Barclays Capital Group	TRY	162	55,000	54,861	(139)

				$20,264,171	$20,211,750	$(52,421)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Brazilian Real,
Expiring 11/04/2015	Barclays Capital Group	BRL	556	$138,250	$143,901	$(5,651)
Expiring 11/04/2015	Barclays Capital Group	BRL	239	67,340	61,972	5,368
Expiring 11/04/2015	Citigroup Global Markets	BRL	797	223,017	206,336	16,681
Expiring 11/04/2015	Citigroup Global Markets	BRL	683	169,979	176,940	(6,961)
Expiring 11/04/2015	Citigroup Global Markets	BRL	352	89,912	91,173	(1,261)
Expiring 11/04/2015	Citigroup Global Markets	BRL	352	89,913	91,173	(1,260)
Expiring 11/04/2015	Credit Suisse First Boston Corp.	BRL	1,547	433,072	400,534	32,538
Expiring 11/04/2015	Credit Suisse First Boston Corp.	BRL	689	193,000	178,464	14,536
Expiring 11/04/2015	Credit Suisse First Boston Corp.	BRL	545	138,250	141,191	(2,941)
Expiring 11/04/2015	Credit Suisse First Boston Corp.	BRL	350	89,913	90,754	(841)
Expiring 11/04/2015	Credit Suisse First Boston Corp.	BRL	267	74,794	69,074	5,720
Expiring 11/04/2015	Goldman Sachs & Co.	BRL	512	140,611	132,606	8,005
Expiring 11/04/2015	Goldman Sachs & Co.	BRL	267	69,908	69,195	713
Expiring 11/04/2015	Morgan Stanley & Co.	BRL	358	88,800	92,765	(3,965)
Expiring 11/04/2015	UBS AG	BRL	262	70,616	67,931	2,685
Expiring 12/02/2015	Barclays Capital Group	BRL	281	72,091	71,980	111
Expiring 12/02/2015	Citigroup Global Markets	BRL	360	90,114	92,206	(2,092)
Expiring 12/02/2015	Credit Suisse First Boston Corp.	BRL	843	215,433	216,097	(664)

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	23

Portfolio of Investments

as of October 31, 2015 continued

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (Continued):
Canadian Dollar,
Expiring 01/15/2016	Credit Suisse First Boston Corp.	CAD	377	$284,200	$287,833	$(3,633)
Chilean Peso,
Expiring 11/06/2015	Citigroup Global Markets	CLP	127,662	182,700	184,495	(1,795)
Expiring 11/06/2015	Credit Suisse First Boston Corp.	CLP	287,481	421,094	415,463	5,631
Expiring 11/06/2015	Credit Suisse First Boston Corp.	CLP	67,760	97,517	97,925	(408)
Expiring 11/06/2015	Credit Suisse First Boston Corp.	CLP	48,319	68,460	69,830	(1,370)
Expiring 12/21/2015	Citigroup Global Markets	CLP	15,952	22,999	22,954	45
Chinese Renminbi,
Expiring 11/30/2015	Citigroup Global Markets	CNH	5,500	836,731	869,151	(32,420)
Expiring 12/03/2015	Barclays Capital Group	CNH	2,825	437,909	446,274	(8,365)
Colombian Peso,
Expiring 11/12/2015	Barclays Capital Group	COP	540,750	175,000	186,391	(11,391)
Expiring 11/12/2015	Barclays Capital Group	COP	58,273	20,122	20,086	36
Expiring 11/25/2015	BNP Paribas	COP	408,619	130,800	140,627	(9,827)
Expiring 11/25/2015	Citigroup Global Markets	COP	880,758	300,600	303,115	(2,515)
Euro,
Expiring 12/21/2015	Barclays Capital Group	EUR	99	109,000	108,532	468
Expiring 01/28/2016	Citigroup Global Markets	EUR	532	604,525	585,967	18,558
Expiring 01/28/2016	Citigroup Global Markets	EUR	260	288,119	286,413	1,706
Expiring 01/28/2016	Credit Suisse First Boston Corp.	EUR	88	97,678	97,449	229
Hungarian Forint,
Expiring 12/21/2015	Barclays Capital Group	HUF	6,762	24,000	23,914	86
Indonesia Rupiah,
Expiring 11/13/2015	Citigroup Global Markets	IDR	1,039,104	76,686	75,630	1,056
Expiring 11/16/2015	Barclays Capital Group	IDR	2,542,720	183,061	184,907	(1,846)
Expiring 11/16/2015	Morgan Stanley & Co.	IDR	2,539,974	183,061	184,707	(1,646)
Expiring 01/12/2016	Barclays Capital Group	IDR	1,170,748	81,501	83,626	(2,125)
Expiring 01/12/2016	Barclays Capital Group	IDR	961,139	67,025	68,653	(1,628)
Expiring 01/12/2016	Citigroup Global Markets	IDR	566,621	40,243	40,473	(230)
Expiring 01/12/2016	Credit Suisse First Boston Corp.	IDR	682,219	47,875	48,730	(855)
Expiring 01/12/2016	Deutsche Bank AG	IDR	994,290	66,000	71,021	(5,021)

See Notes to Financial Statements.

24

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (Continued):
Israeli Shekel,
Expiring 12/21/2015	Barclays Capital Group	ILS	239	$62,000	$61,903	$97
Expiring 01/20/2016	Barclays Capital Group	ILS	709	185,101	183,466	1,635
Malaysian Ringgit,
Expiring 11/09/2015	Barclays Capital Group	MYR	1,110	265,869	258,205	7,664
Expiring 11/18/2015	UBS AG	MYR	206	48,125	47,802	323
Expiring 12/21/2015	BNP Paribas	MYR	466	110,250	108,091	2,159
Expiring 12/21/2015	Citigroup Global Markets	MYR	556	128,999	129,047	(48)
Expiring 08/29/2016	Citigroup Global Markets	MYR	2,429	559,626	556,774	2,852
Mexican Peso,
Expiring 12/21/2015	Barclays Capital Group	MXN	1,062	64,000	64,031	(31)
Expiring 01/22/2016	Barclays Capital Group	MXN	1,500	90,272	90,288	(16)
Expiring 01/22/2016	Citigroup Global Markets	MXN	3,549	212,779	213,567	(788)
New Taiwanese Dollar,
Expiring 11/25/2015	UBS AG	TWD	34,702	1,073,161	1,069,004	4,157
Peruvian Nuevo Sol,
Expiring 11/13/2015	Credit Suisse First Boston Corp.	PEN	605	185,000	183,832	1,168
Expiring 12/02/2015	Barclays Capital Group	PEN	419	129,000	127,122	1,878
Expiring 12/02/2015	Barclays Capital Group	PEN	288	88,528	87,207	1,321
Expiring 12/02/2015	Credit Suisse First Boston Corp.	PEN	588	176,600	178,231	(1,631)
Expiring 12/21/2015	Citigroup Global Markets	PEN	76	23,000	23,012	(12)
Expiring 02/16/2016	Credit Suisse First Boston Corp.	PEN	598	178,500	178,756	(256)
Expiring 09/08/2016	Credit Suisse First Boston Corp.	PEN	488	137,706	140,152	(2,446)
Philippine Peso,
Expiring 11/04/2015	Barclays Capital Group	PHP	7,060	153,301	150,747	2,554
Expiring 11/04/2015	Citigroup Global Markets	PHP	3,975	86,243	84,878	1,365
Expiring 11/04/2015	Credit Suisse First Boston Corp.	PHP	14,081	305,569	300,673	4,896
Expiring 11/04/2015	Credit Suisse First Boston Corp.	PHP	14,081	305,635	300,673	4,962
Expiring 11/04/2015	Hong Kong & Shanghai Bank	PHP	5,205	111,170	111,146	24
Expiring 12/21/2015	Citigroup Global Markets	PHP	2,019	43,000	43,003	(3)
Expiring 01/29/2016	Citigroup Global Markets	PHP	35,642	751,884	757,541	(5,657)
Expiring 01/29/2016	Credit Suisse First Boston Corp.	PHP	8,458	179,760	179,760	—

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	25

Portfolio of Investments

as of October 31, 2015 continued

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (Continued):
Polish Zloty,
Expiring 12/21/2015	Barclays Capital Group	PLN	108	$27,999	$27,917	$82
Expiring 01/22/2016	Barclays Capital Group	PLN	1,059	270,104	273,487	(3,383)
Romanian Leu,
Expiring 01/22/2016	Citigroup Global Markets	RON	918	234,977	227,528	7,449
Russian Ruble,
Expiring 11/05/2015	Bank of America	RUB	10,511	158,232	164,412	(6,180)
Expiring 11/05/2015	Barclays Capital Group	RUB	51,466	794,449	805,004	(10,555)
Expiring 11/05/2015	Barclays Capital Group	RUB	9,947	149,895	155,585	(5,690)
Expiring 11/05/2015	Barclays Capital Group	RUB	9,020	136,197	141,090	(4,893)
Expiring 11/05/2015	Barclays Capital Group	RUB	6,560	99,939	102,607	(2,668)
Expiring 11/05/2015	Barclays Capital Group	RUB	3,937	59,293	61,581	(2,288)
Expiring 11/05/2015	Barclays Capital Group	RUB	2,231	33,157	34,893	(1,736)
Expiring 11/05/2015	Citigroup Global Markets	RUB	5,573	82,855	87,173	(4,318)
Expiring 11/05/2015	Citigroup Global Markets	RUB	2,770	40,431	43,319	(2,888)
Expiring 11/05/2015	JPMorgan Chase	RUB	8,301	123,897	129,840	(5,943)
Expiring 12/21/2015	Barclays Capital Group	RUB	1,360	21,000	20,940	60
Expiring 01/26/2016	Citigroup Global Markets	RUB	23,670	363,389	361,229	2,160
Singapore Dollar,
Expiring 12/21/2015	Barclays Capital Group	SGD	22	16,000	15,995	5
Expiring 01/26/2016	Credit Suisse First Boston Corp.	SGD	728	520,497	517,985	2,512
South African Rand,
Expiring 11/06/2015	Barclays Capital Group	ZAR	1,819	129,228	131,296	(2,068)
Expiring 01/26/2016	Barclays Capital Group	ZAR	2,470	179,825	175,686	4,139
Expiring 01/26/2016	Barclays Capital Group	ZAR	1,519	110,625	108,046	2,579
South Korean Won,
Expiring 11/16/2015	Citigroup Global Markets	KRW	336,657	292,897	295,141	(2,244)
Expiring 12/11/2015	Barclays Capital Group	KRW	205,032	179,224	179,597	(373)
Swiss Franc,
Expiring 01/28/2016	BNP Paribas	CHF	142	145,190	144,207	983
Expiring 01/28/2016	Citigroup Global Markets	CHF	356	363,265	361,057	2,208
Thai Baht,
Expiring 12/21/2015	Barclays Capital Group	THB	5,764	161,001	161,761	(760)
Expiring 01/22/2016	Barclays Capital Group	THB	2,579	71,863	72,298	(435)
Expiring 01/22/2016	Citigroup Global Markets	THB	1,415	39,661	39,662	(1)
Expiring 01/22/2016	Credit Suisse First Boston Corp.	THB	2,768	77,574	77,587	(13)
Expiring 01/22/2016	Hong Kong & Shanghai Bank	THB	3,255	91,221	91,241	(20)

See Notes to Financial Statements.

26

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (Continued):
Turkish Lira,
Expiring 12/03/2015	Barclays Capital Group	TRY	840	$287,719	$285,338	$2,381
Expiring 12/03/2015	Barclays Capital Group	TRY	428	140,875	145,307	(4,432)
Expiring 12/03/2015	Barclays Capital Group	TRY	118	40,243	40,170	73
Expiring 12/03/2015	Citigroup Global Markets	TRY	985	339,730	334,501	5,229
Expiring 12/03/2015	Citigroup Global Markets	TRY	541	178,200	183,853	(5,653)
Expiring 12/03/2015	Citigroup Global Markets	TRY	424	140,744	144,017	(3,273)
Expiring 12/03/2015	Citigroup Global Markets	TRY	266	86,946	90,342	(3,396)
Expiring 12/03/2015	Citigroup Global Markets	TRY	216	69,098	73,302	(4,204)
Expiring 12/03/2015	Goldman Sachs & Co.	TRY	530	180,228	180,127	101

				$19,394,665	$19,412,490	$(17,825)

						$(70,246)

Cross currency exchange contract outstanding at October 31, 2015:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Depreciation	Counterparty
OTC cross currency exchange contract:
Expiring 01/22/2016	Buy	EUR	111	HUF	34,502	$(290)	Citigroup Global Markets

Interest rate swap agreements outstanding at October 31, 2015:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
	OTC swap agreements:
MXN	4,000	10/28/16	3.840%	28 Day Mexican Interbank Rate(1)	$120	$(77)	$197	Morgan Stanley
MXN	3,300	02/21/22	6.620%	28 Day Mexican Interbank Rate(1)	10,550	—	10,550	Barclays Capital Group

					$10,670	$(77)	$10,747

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	27

Portfolio of Investments

as of October 31, 2015 continued

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2015	Unrealized Appreciation
Exchange-traded swap agreements:
MXN	22,500	06/04/25	6.470%	28 Day Mexican Interbank Rate(1)	$1,486	$24,263	$22,777

Cash of $170,000 has been segregated with Citigroup Global Markets to cover requirements for open exchange-traded and cleared swap contracts at October 31, 2015.

(1)	The Series pays the floating rate and receives the fixed rate.

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Foreign Bonds
Brazil	$—	$2,692,566	$—
Chile	—	101,883	—
Colombia	—	1,450,003	—
Croatia	—	135,977	—
Dominican Republic	—	169,377	—
Ghana	—	100,632	—
Hungary	—	1,358,570	—
Indonesia	—	3,435,622	—
Kazakhstan	—	110,278	—
Lithuania	—	300,212	—
Malaysia	—	1,250,772	—
Mexico	—	2,292,007	—
Pakistan	—	103,533	—
Peru	—	615,707	—
Philippines	—	511,138	—

See Notes to Financial Statements.

28

	Level 1	Level 2	Level 3
Foreign Bonds (continued):
Poland	$—	$2,133,932	$—
Romania	—	1,217,802	—
Russia	—	2,369,400	—
South Africa	—	2,398,438	—
South Korea	—	89,220	—
Thailand	—	1,393,384	—
Turkey	—	2,672,441	—
Uruguay	—	8,254	—
Venezuela	—	36,400	—
Affiliated Money Market Mutual Fund	690,117	—	—
Other Financial Instruments*
OTC Forward Foreign Currency Exchange Contracts	—	(70,246)	—
OTC Cross Currency Exchange Contracts	—	(290)	—
OTC interest rate swaps	—	10,670	—
Exchange-traded interest rate swap	—	22,777	—

Total	$690,117	$26,910,459	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2015 were as follows (Unaudited):

Foreign Government Obligations	81.0%
Foreign Agencies	10.4
Foreign Corporations	2.4
Affiliated Money Market Mutual Fund	2.4

96.2
Other assets in excess of liabilities	3.8

100.0%

Prudential Emerging Markets Debt Local Currency Fund (the “Series”) invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Series’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	29

Portfolio of Investments

as of October 31, 2015 continued

Fair values of derivative instruments as of October 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$393,341		Unrealized depreciation on OTC forward foreign currency exchange contracts	$463,587
Foreign exchange contracts	—	—		Unrealized depreciation on OTC cross currency exchange contracts	290
Interest rate contracts	Due from/to broker—variation margin swaps	22,777	*	—	—
Interest rate contracts	—	—		Premium received for OTC swap agreements	77
Interest rate contracts	Unrealized appreciation on OTC swap agreements	10,747		—	—

Total		$426,865			$463,954

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Forward and Cross Currency Contracts**	Swaps	Total
Foreign exchange contracts	$(9,845)	$7,253	$423,673	$—	$421,081
Interest rate contracts	—	—	—	(34,058)	(34,058)

	$(9,845)	$7,253	$423,673	$(34,058)	$387,023

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.
**	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

See Notes to Financial Statements.

30

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Forward and Cross Currency Contracts**	Swaps	Total
Foreign exchange contracts	$9,844	$74,651	$(195,222)	$—	$(110,727)
Interest rate contracts	—	—	—	62,359	62,359

	$9,844	$74,651	$(195,222)	$62,359	$(48,368)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.
**	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended October 31, 2015, the Series’ average volume of derivative activities are as follows:

Options Purchased(1)	Options Written(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)	Forward Foreign Currency Exchange Contracts— Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)
$1,969	$573	$14,477,077	$14,479,572	$164,172	$1,125

(1)	Cost.
(2)	Notional Amount in USD (000).
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Offsetting of OTC derivative assets and liabilities:

The Series invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	31

Portfolio of Investments

as of October 31, 2015 continued

about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
Bank of America	$—	$—	$—	$—
Barclays Capital Group	136,099	(115,885)	—	20,214
BNP Paribas	3,142	(3,142)	—	—
Citigroup Global Markets	162,981	(162,981)	—	—
Credit Suisse First Boston Corp.	79,435	(79,435)	—	—
Deutsche Bank AG	2,745	(2,745)	—	—
Goldman Sachs & Co.	8,819	(2,878)	—	5,941
Hong Kong & Shanghai Bank	160	(20)	—	140
JPMorgan Chase	—	—	—	—
Morgan Stanley	3,542	(3,542)	—	—
UBS AG	7,165	(937)	—	6,228

	$404,088

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged(3)	Net Amount
Bank of America	$(6,180)	$—	$—	$(6,180)
Barclays Capital Group	(115,885)	115,885	—	—
BNP Paribas	(9,827)	3,142	—	(6,685)
Citigroup Global Markets	(219,699)	162,981	—	(56,718)
Credit Suisse First Boston Corp.	(87,347)	79,435	—	(7,912)
Deutsche Bank AG	(5,021)	2,745	—	(2,276)
Goldman Sachs & Co.	(2,878)	2,878	—	—
Hong Kong & Shanghai Bank	(20)	20	—	—
JPMorgan Chase	(10,472)	—	—	(10,472)
Morgan Stanley	(5,688)	3,542	—	(2,146)
UBS AG	(937)	937	—	—

	$(463,954)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.
(3)	Amounts shown reflect actual collateral received or pledged by the Series. Such amounts are applied up to 100% of the Series OTC derivative exposure by counterparty.

See Notes to Financial Statements.

32

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • October 31, 2015

Prudential Emerging Markets Debt Local Currency Fund

Statement of Assets & Liabilities

as of October 31, 2015

Assets
Investments at value:
Unaffiliated investments (cost $34,910,134)	$26,947,548
Affiliated investments (cost $690,117)	690,117
Cash	342
Foreign currency, at value (cost $520,255)	530,418
Dividends and interest receivable	527,247
Unrealized appreciation on OTC forward foreign currency exchange contracts	393,341
Receivable for investments sold	218,306
Deposit with broker	170,000
Tax reclaim receivable	17,648
Unrealized appreciation on OTC swap agreements	10,747
Due from Manager	7,389
Due from broker—variation margin swaps	4,516
Prepaid expenses	615
Receivable for Series shares sold	300

Total assets	29,518,534

Liabilities
Unrealized depreciation on OTC forward foreign currency exchange contracts	463,587
Payable for investments purchased	182,495
Accrued expenses and other liabilities	122,222
Payable for Series shares reacquired	14,383
Dividends payable	3,054
Distribution fee payable	1,303
Affiliated transfer agent fee payable	646
Unrealized depreciation on OTC cross currency exchange contracts	290
Foreign capital gains tax liability	100
Premium received for OTC swap agreements	77

Total liabilities	788,157

Net Assets	$28,730,377

Net assets were comprised of:
Common stock, at par	$45,629
Paid-in capital in excess of par	39,451,521

39,497,150
Distributions in excess of net investment income	(88,169)
Accumulated net realized loss on investment and foreign currency transactions	(2,677,243)
Net unrealized depreciation on investments and foreign currencies	(8,001,361)

Net assets, October 31, 2015	$28,730,377

See Notes to Financial Statements.

34

Class A
Net asset value and redemption price per share ($3,207,563 ÷ 513,917 shares of common stock issued and outstanding)	$6.24
Maximum sales charge (4.50% of offering price)	0.29

Maximum offering price to public	$6.53

Class C
Net asset value, offering price and redemption price per share ($700,746 ÷ 111,523 shares of common stock issued and outstanding)	$6.28

Class Q
Net asset value, offering price and redemption price per share ($845 ÷ 134.214 shares of common stock issued and outstanding)	$6.30

Class Z
Net asset value, offering price and redemption price per share ($24,821,223 ÷ 3,936,604 shares of common stock issued and outstanding)	$6.31

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	35

Statement of Operations

Year Ended October 31, 2015

Net Investment Income
Income
Interest income (net of foreign withholding taxes of $60,723)	$2,037,874
Affiliated dividend income	1,749

Total income	2,039,623

Expenses
Management fee	248,795
Distribution fee—Class A	11,750
Distribution fee—Class C	7,885
Custodian and accounting fees	185,000
Audit fee	61,000
Registration fees	52,000
Transfer agent’s fees and expenses (including affiliated expense of $4,400)	31,000
Shareholders’ reports	29,000
Legal fees and expenses	20,000
Directors’ fees	13,000
Insurance expenses	1,000
Miscellaneous	14,558

Total expenses	674,988
Less: Expense reimbursement	(328,809)
Distribution fee waiver—Class A	(897)

Net expenses	345,282

Net investment income	1,694,341

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(3,179,919)
Options written transactions	7,253
Swap agreement transactions	(34,058)
Foreign currency transactions	183,075

(3,023,649)

Net change in unrealized appreciation (depreciation) on:
Investments (net of capital gains tax)	(4,290,384)
Options written	74,651
Swap agreements	62,359
Foreign currencies	(169,147)

(4,322,521)

Net loss on investment and foreign currency transactions	(7,346,170)

Net Decrease In Net Assets Resulting From Operations	$(5,651,829)

See Notes to Financial Statements.

36

Statement of Changes in Net Assets

	Year Ended October 31,
	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income	$1,694,341	$2,322,326
Net realized loss on investment and foreign currency transactions	(3,023,649)	(3,954,794)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(4,322,521)	497,978

Net decrease in net assets resulting from operations	(5,651,829)	(1,134,490)

Dividends and Distributions (Note 1)
Dividends from net investment income*
Class A	(45,844)	(69,495)
Class C	(7,298)	(10,949)
Class Q	(10)	(11)
Class Z	(285,001)	(321,017)

	(338,153)	(401,472)

Tax Return of Capital
Class A	(210,631)	(367,986)
Class C	(33,532)	(57,974)
Class Q	(47)	(56)
Class Z	(1,309,420)	(1,699,832)

	(1,553,630)	(2,125,848)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	6,141,515	7,683,127
Net asset value of shares issued in reinvestment of dividends and tax return of capital	1,809,657	2,370,809
Cost of shares reacquired	(7,173,758)	(14,557,474)

Net increase (decrease) in net assets from Series share transactions	777,414	(4,503,538)

Total decrease	(6,766,198)	(8,165,348)

Net Assets:
Beginning of year	35,496,575	43,661,923

End of year	$28,730,377	$35,496,575

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	37

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”) and currently consists of six series: Prudential International Equity Fund, Prudential Jennison Global Infrastructure Fund, Prudential Jennison International Opportunities Fund, Prudential Emerging Markets Debt Local Currency Fund, Prudential Jennison Emerging Markets Equity Fund and Prudential Jennison Global Opportunities Fund. These financial statements relate to Prudential Emerging Markets Debt Local Currency Fund (the “Series”). The financial statements of the other series are not presented herein. The Series commenced investment operations on March 30, 2011. The Series is non-diversified. The investment objective of the Series is total return, through a combination of current income and capital appreciation.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund and the Series consistently follow such policies in the preparation of their financial statements.

Securities Valuation: The Series holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

38

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory Notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Prudential Emerging Markets Debt Local Currency Fund	39

Notes to Financial Statements

continued

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Series may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Series has valued the investment. Therefore, the Series may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Series’ Subadviser

40

under the guidelines adopted by the Directors of the Series. However, the liquidity of the Series’ investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk: The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government), held by the Series to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Prudential Emerging Markets Debt Local Currency Fund	41

Notes to Financial Statements

continued

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Series enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Series’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Cross Currency Exchange Contracts: A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Series purchased options and wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates, with respect to securities which the Series currently owns or intends to purchase. The Series’ principal reason for writing options would be to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability.

The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale

42

transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. The Series, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security underlying the written option. OTC options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

With exchange-traded options contracts, there is minimal counterparty credit risk to the Series since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

Swap Agreements: The Series entered into interest rate swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange-traded”). The swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Exchange-traded swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Series are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Series is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Series used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed-rate payments and to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Series’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

Master Netting Arrangements: The Series is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Series. A master

Prudential Emerging Markets Debt Local Currency Fund	43

Notes to Financial Statements

continued

netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

The Series is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Series is held in a segregated account by the Series’ custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Portfolio of Investments. Collateral pledged by the Series is segregated by the Series’ custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Series and the applicable counterparty. Collateral requirements are determined based on the Series’ net position with each counterparty. Termination events applicable to the Series may occur upon a decline in the Series’ net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Series’ counterparties to elect early termination could impact the Series’ future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees,

44

elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2015, the Series has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Series declares dividends of net investment income daily and payment is made monthly. Distributions from net realized capital and currency gains, if any, are made annually.

Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions are determined in accordance with federal income tax regulations which

Prudential Emerging Markets Debt Local Currency Fund	45

Notes to Financial Statements

continued

may differ from generally accepted accounting principles. Permanent book/tax differences relating to income and gains are reclassified amongst distribution in excess of net investment income, accumulated net realized gain or loss and paid-in-capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is each series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign interest are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Series has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Series. In connection therewith, PIM is obligated to keep certain books and records of the Series. PI pays for the services of PIM, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses. On or about January 4, 2016, PIM will be renamed PGIM, Inc.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .80% of the average daily net assets of the Series through September 30, 2015. Effective October 1, 2015, the management fee paid to PI is accrued daily & payable monthly at an annual rate of 0.800% on average daily net assets up to and including $1 billion; 0.780% on the next $2 billion of average daily net assets; 0.760% on the next $2 billion of average daily net assets; 0.750% on the next $5 billion of average daily net assets; and 0.740% on average daily net assets exceeding $10 billion. For the year

46

ended October 31, 2015, the expense reimbursement exceeded the effective management fee rate.

PI has contractually agreed through February 28, 2017 to limit net annual Series operating expenses (excluding distribution and service (12b-1) fees, extraordinary and certain other expenses such as taxes, interest and brokerage commissions) to each class of shares to 1.05% of the Series’ average daily net assets.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) who acts as the distributor of the Class A, Class C, Class Q and Class Z shares. The Series compensates PIMS for distributing and servicing the Series’ Class A and Class C, pursuant to plans of distribution (the “Class A and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Z shares of the Series.

Pursuant to the Class A and C Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and C shares, respectively. PIMS contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares through March 8, 2015. Effective March 9, 2015, the Class A contractual distribution and service (12b-1) fees were reduced from .30% to .25% of the average daily net assets and the .05% contractual 12b-1 fee waiver was terminated.

PIMS has advised the Series that it received $21,328 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2015. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended October 31, 2015, it received $1,739 in contingent deferred sales charges imposed upon certain redemptions by Class A shareholders.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer

Prudential Emerging Markets Debt Local Currency Fund	47

Notes to Financial Statements

continued

agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a Portfolio of the Prudential Investment Portfolios 2 registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. Government securities, for the year ended October 31, 2015, were $30,241,495 and $29,741,034, respectively.

Written options transactions, during the year ended October 31, 2015, were as follows:

	Notional Amount (000)	Premiums Received
Balance at beginning of period	$2,864	$7,253
Written options	—	—
Expired options	(2,864)	(7,253)

Balance at end of period	—	—

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended October 31, 2015, the adjustments were to increase distributions in excess of net investment income by

48

$965,340, decrease accumulated net realized loss on investment and foreign currency transactions by $2,483,908 and decrease paid-in capital in excess of par by $1,518,568 due to the differences in the treatment for book and tax purposes of certain transactions involving foreign currencies, swaps, paydown gains/losses, differences in the treatment of premium amortization, net operating loss and other book to tax differences. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2015, the tax character of dividends paid by the Series were $338,153 of ordinary income and $1,553,630 of tax return of capital. For the year ended October 31, 2014, the tax character of dividends paid by the Series were $401,472 of long-term capital gains and $2,125,848 of tax return of capital.

As of October 31, 2015, the Series had no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Series’ investments and the net unrealized depreciation as of October 31, 2015 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$37,751,484	$122,603	$(10,236,422)	$(10,113,819)	$(47,903)	$(10,161,722)

The difference between book basis and tax basis is primarily attributable to the difference in the treatment of amortization of premiums, wash sales and straddle loss deferrals. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies, swaps and mark-to-market of receivables and payables.

For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2015 of approximately $597,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Prudential Emerging Markets Debt Local Currency Fund	49

Notes to Financial Statements

continued

Note 6. Capital

The Series offers Class A, Class C, Class Q and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement and/or benefit plans. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Q and Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock. For the year ended October 31, 2015, no such exchanges were made.

As of October 31, 2015, Prudential Financial, Inc. through its affiliates owned 134 Class Q shares and 3,166,213 Class Z shares of the Series.

There are 425 million shares of common stock at $0.01 par value per share, designated Class A, Class C, Class Q and Class Z common stock, each of which consists of 75 million, 50 million, 50 million and 250 million authorized shares, respectively.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	185,886	$1,291,306
Shares issued in reinvestment of dividends and tax return of capital	25,398	175,719
Shares reacquired	(453,659)	(3,168,756)

Net increase (decrease) in shares outstanding before conversion	(242,375)	(1,701,731)
Shares reacquired upon conversion into other share class(es)	(262)	(1,855)

Net increase (decrease) in shares outstanding	(242,637)	$(1,703,586)

Year ended October 31, 2014:
Shares sold	279,301	$2,302,607
Shares issued in reinvestment of dividends and tax return of capital	36,690	299,271
Shares reacquired	(781,785)	(6,398,476)

Net increase (decrease) in shares outstanding before conversion	(465,794)	(3,796,598)
Shares reacquired upon conversion into other share class(es)	(30,119)	(247,386)

Net increase (decrease) in shares outstanding	(495,913)	$(4,043,984)

50

Class C	Shares	Amount
Year ended October 31, 2015:
Shares sold	31,763	$222,194
Shares issued in reinvestment of dividends and tax return of capital	5,619	38,860
Shares reacquired	(42,223)	(299,638)

Net increase (decrease) in shares outstanding	(4,841)	$(38,584)

Year ended October 31, 2014:
Shares sold	60,555	$508,979
Shares issued in reinvestment of dividends and tax return of capital	7,366	60,508
Shares reacquired	(118,303)	(981,084)

Net increase (decrease) in shares outstanding before conversion	(50,382)	(411,597)
Shares reacquired upon conversion into other share class(es)	(1,820)	(15,115)

Net increase (decrease) in shares outstanding	(52,202)	$(426,712)

Class Q
Year ended October 31, 2015:
Shares issued in reinvestment of dividends and tax return of capital	8	$57

Net increase (decrease) in shares outstanding	8	$57

Year ended October 31, 2014:
Shares issued in reinvestment of dividends and tax return of capital	8.2	67

Net increase (decrease) in shares outstanding	8.2	$67

Class Z
Year ended October 31, 2015:
Shares sold	643,090	$4,628,015
Shares issued in reinvestment of dividends and tax return of capital	230,457	1,595,021
Shares reacquired	(516,937)	(3,705,364)

Net increase (decrease) in shares outstanding before conversion	356,610	2,517,672
Shares issued upon conversion from other share class(es)	261	1,855

Net increase (decrease) in shares outstanding	356,871	$2,519,527

Year ended October 31, 2014:
Shares sold	584,734	$4,871,541
Shares issued in reinvestment of dividends and tax return of capital	244,501	2,010,963
Shares reacquired	(873,483)	(7,177,914)

Net increase (decrease) in shares outstanding before conversion	(44,248)	(295,410)
Shares issued upon conversion from other shares class(es)	31,701	262,501

Net increase (decrease) in shares outstanding	(12,547)	$(32,909)

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for

Prudential Emerging Markets Debt Local Currency Fund	51

Notes to Financial Statements

continued

capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of .11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Series did not utilize the SCA during the year ended October 31, 2015.

Note 8. New Accounting Pronouncement

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and it has been determined that there is no impact on the financial statement disclosures.

52

Financial Highlights

Class A Shares
	Year Ended October 31,				March 30, 2011(a) through October 31,
	2015(b)	2014(b)	2013(b)	2012(b)	2011
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$7.92	$8.67	$9.61	$9.36	$10.00
Income (loss) from investment operations:
Net investment income	.37	.49	.47	.42	.32
Net realized and unrealized gain (loss) on investment transactions	(1.64)	(.71)	(.76)	.35	(.62)
Total from investment operations	(1.27)	(.22)	(.29)	.77	(.30)
Less Dividends and Distributions:
Dividends from net investment income	(.06)	(.07)	(.30)	(.52)	(.13)
Distributions from net realized gains	-	-	(.05)	-	-
Tax return of capital	(.35)	(.46)	(.30)	-	(.21)
Total dividends and distributions	(.41)	(.53)	(.65)	(.52)	(.34)
Net asset value, end of period	$6.24	$7.92	$8.67	$9.61	$9.36
Total Return(c):	(16.41)%	(2.47)%	(3.23)%	8.53%	(3.14)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$3,208	$5,991	$10,862	$5,985	$2,620
Average net assets (000)	$4,341	$6,701	$12,797	$2,721	$1,634
Ratios to average net assets(d):
Expenses after advisory fee waivers and/or expense reimbursement	1.30% (e)	1.30%	1.30%	1.30%	1.30% (f)
Expenses before advisory fee waivers and/or expense reimbursement	2.39% (e)	2.13%	1.78%	2.09%	2.81% (f)
Net investment income	5.32% (e)	5.99%	5.07%	4.73%	4.85% (f)
Portfolio turnover rate	101%	110%	102%	70%	60% (g)

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of the reporting period, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period less than a full year is not annualized.

(d) Does not include expenses of the underlying fund in which the Series invests.

(e) Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from .30% to .25% of the average daily net assets and the .05% contractual 12b-1 fee waiver was terminated.

(f) Annualized.

(g) Not annualized.

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	53

Financial Highlights

continued

Class C Shares
	Year Ended October 31,				March 30, 2011(a) through October 31,
	2015(b)	2014(b)	2013(b)	2012(b)	2011
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$7.97	$8.72	$9.65	$9.41	$10.00
Income (loss) from investment operations:
Net investment income	.32	.43	.40	.37	.31
Net realized and unrealized gain (loss) on investment transactions	(1.65)	(.71)	(.75)	.32	(.57)
Total from investment operations	(1.33)	(.28)	(.35)	.69	(.26)
Less Dividends and Distributions:
Dividends from net investment income	(.01)	(.01)	(.23)	(.45)	(.12)
Distributions from net realized gains	-	-	(.05)	-	-
Tax return of capital	(.35)	(.46)	(.30)	-	(.21)
Total dividends and distributions	(.36)	(.47)	(.58)	(.45)	(.33)
Net asset value, end of period	$6.28	$7.97	$8.72	$9.65	$9.41
Total Return(c):	(17.00)%	(3.21)%	(3.85)%	7.55%	(2.72)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$701	$927	$1,469	$1,025	$398
Average net assets (000)	$789	$1,207	$1,585	$786	$211
Ratios to average net assets(d):
Expenses after advisory fee waivers and/or expense reimbursement	2.05%	2.05%	2.05%	2.05%	2.05% (e)
Expenses before advisory fee waivers and/or expense reimbursement	3.11%	2.82%	2.47%	2.78%	3.52% (e)
Net investment income	4.52%	5.17%	4.26%	3.89%	4.09% (e)
Portfolio turnover rate	101%	110%	102%	70%	60% (f)

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of the reporting period, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period less than a full year is not annualized.

(d) Does not include expenses of the underlying fund in which the Series invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

54

Class Q Shares
	Year Ended October 31,				March 30, 2011(a) through October 31,
	2015(b)	2014(b)	2013(b)	2012(b)	2011
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$7.98	$8.71	$9.66	$9.37	$10.00
Income (loss) from investment operations:
Net investment income	.39	.51	.58	.47	.29
Net realized and unrealized gain (loss) on investment transactions	(1.63)	(.69)	(.86)	.37	(.59)
Total from investment operations	(1.24)	(.18)	(.28)	.84	(.30)
Less Dividends and Distributions:
Dividends from net investment income	(.09)	(.09)	(.32)	(.55)	(.12)
Distributions from net realized gains	-	-	(.05)	-	-
Tax return of capital	(.35)	(.46)	(.30)	-	(.21)
Total dividends and distributions	(.44)	(.55)	(.67)	(.55)	(.33)
Net asset value, end of period	$6.30	$7.98	$8.71	$9.66	$9.37
Total Return(c):	(15.94)%	(1.97)%	(3.06)%	9.31%	(3.14)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1	$1	$1	$1	$1
Average net assets (000)	$1	$1	$1	$1	$1
Ratios to average net assets(d):
Expenses after advisory fee waivers and/or expense reimbursement	1.05%	1.05%	1.05%	1.05%	1.05% (e)
Expenses before advisory fee waivers and/or expense reimbursement	2.01%	1.69%	1.39%	1.71%	2.67% (e)
Net investment income	5.60%	6.17%	6.22%	5.06%	4.98% (e)
Portfolio turnover rate	101%	110%	102%	70%	60% (f)

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of the reporting period, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period less than a full year is not annualized.

(d) Does not include expenses of the underlying fund in which the Series invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	55

Financial Highlights

continued

Class Z Shares
	Year Ended October 31,				March 30, 2011(a) through October 31,
	2015(b)	2014(b)	2013(b)	2012(b)	2011
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$7.98	$8.72	$9.66	$9.37	$10.00
Income (loss) from investment operations:
Net investment income	.38	.51	.49	.47	.29
Net realized and unrealized gain (loss) on investment transactions	(1.62)	(.70)	(.76)	.36	(.59)
Total from investment operations	(1.24)	(.19)	(.27)	.83	(.30)
Less Dividends and Distributions:
Dividends from net investment income	(.08)	(.09)	(.32)	(.54)	(.12)
Distributions from net realized gains	-	-	(.05)	-	-
Tax return of capital	(.35)	(.46)	(.30)	-	(.21)
Total dividends and distributions	(.43)	(.55)	(.67)	(.54)	(.33)
Net asset value, end of period	$6.31	$7.98	$8.72	$9.66	$9.37
Total Return(c):	(15.90)%	(2.12)%	(2.98)%	9.21%	(3.14)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$24,821	$28,578	$31,330	$33,559	$26,532
Average net assets (000)	$25,969	$30,288	$35,341	$30,441	$25,697
Ratios to average net assets(d):
Expenses after advisory fee waivers and/or expense reimbursement	1.05%	1.05%	1.05%	1.05%	1.05% (e)
Expenses before advisory fee waivers and/or expense reimbursement	2.11%	1.82%	1.49%	1.81%	2.72% (e)
Net investment income	5.50%	6.14%	5.25%	4.96%	4.99% (e)
Portfolio turnover rate	101%	110%	102%	70%	60% (f)

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of the reporting period, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period less than a full year is not annualized.

(d) Does not include expenses of the underlying fund in which the Series invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

56

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Emerging Markets Debt Local Currency Fund, a series of Prudential World Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from March 30, 2011 (commencement of operations) to October 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the years or periods described in the above paragraph, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 17, 2015

Prudential Emerging Markets Debt Local Currency Fund	57

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (57) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (63) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (63) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Emerging Markets Debt Local Currency Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (59) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (70) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (72) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (72) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (53) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (56) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*

Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding; 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 2003; Stephen G. Stoneburn, 1996; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Emerging Markets Debt Local Currency Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (60) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (40) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (57) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

Visit our website at www.prudentialfunds.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (53) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (47) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (57) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (48) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (54) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (47) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Emerging Markets Debt Local Currency Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Emerging Markets Debt Local Currency Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2015 and approved the renewal of the agreements through July 31, 2016, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential Emerging Markets Debt Local Currency Fund is a series of Prudential World Fund, Inc.

Prudential Emerging Markets Debt Local Currency Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2015.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, quality and extent of services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PIM, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also considered the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI for the year ended December 31, 2014 exceeded the management fees received by PI, resulting in an operating loss to PI. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board considered information provided by PI regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PI’s investment in the Fund over time. The Board noted that economies of scale, if any, may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Prudential Emerging Markets Debt Local Currency Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one- and three-year periods ended December 31, 2014. The Board considered that the Fund commenced operations on March 30, 2011 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2014. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Emerging Markets Debt Local Currency Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index for all periods.
•

The Board also noted information provided by PI which indicated that, although the Fund’s net total expenses were in the fourth quartile, the Fund’s net total expenses were only 6 basis points higher than the median of all funds in the Peer Group.

•	The Board and PI agreed to continue the existing expense cap of 1.05% (exclusive of 12b-1 fees and certain other fees) through February 29, 2016.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Emerging Markets Debt Local Currency Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Emerging Markets Debt Local Currency Fund, Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL EMERGING MARKETS DEBT LOCAL CURRENCY FUND

SHARE CLASS	A	C	Q	Z
NASDAQ	EMDAX	EMDCX	EMDQX	EMDZX
CUSIP	743969750	743969743	743969735	743969727

MF212E    0286155-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON GLOBAL OPPORTUNITIES FUND

ANNUAL REPORT • OCTOBER 31, 2015

Objective

To seek long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. ©2015 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2015

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Global Opportunities Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2015.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Global Opportunities Fund

Prudential Jennison Global Opportunities Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/15
	One Year	Since Inception
Class A	11.01%	56.30% (3/14/12)
Class C	10.22	52.00 (3/14/12)
Class Q	N/A	11.52 (12/22/14)
Class Z	11.29	57.70 (3/14/12)
MSCI ACWI ND Index	–0.03	—
Lipper Global Multi-Cap Growth Funds Average	2.19	—

Average Annual Total Returns (With Sales Charges) as of 9/30/15
	One Year	Since Inception
Class A	–0.58%	8.96% (3/14/12)
Class C	3.41	9.86 (3/14/12)
Class Q	N/A	N/A (12/22/14)
Class Z	5.47	10.97 (3/14/12)
MSCI ACWI ND Index	–6.66	—
Lipper Global Multi-Cap Growth Funds Average	–3.47	—

Average Annual Total Returns (With Sales Charges) as of 10/31/15
	One Year	Since Inception
Class A	4.90%	11.33% (3/14/12)
Class C	9.22	12.22 (3/14/12)
Class Q	N/A	N/A (12/22/14)
Class Z	11.29	13.36 (3/14/12)

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Average Annual Total Returns (Without Sales Charges) as of 10/31/15
	One Year	Since Inception
Class A	11.01%	13.08% (3/14/12)
Class C	10.22	12.22 (3/14/12)
Class Q	N/A	N/A (12/22/14)
Class Z	11.29	13.36 (3/14/12)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Global Opportunities Fund (Class A shares) with a similar investment in the MSCI AC World ND Index by portraying the initial account values at the commencement of operations for Class A shares (March 14, 2012) and the account values at the end of the current fiscal year (October 31, 2015), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C, Class Q, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Prudential Jennison Global Opportunities Fund	3

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Q	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	None	None

Benchmark Definitions

MSCI ACWI ND Index

The Morgan Stanley Capital International All Country World Net Dividend Index (MSCI ACWI ND Index) is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI ND Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The ND version of the MSCI ACWI Index reflects the impact of the maximum withholding taxes on reinvested dividends. The cumulative total returns for the Index measured from the month-end closest to the inception date for Class A, Class C, and Class Z shares through 10/31/2015 are 34.00% and 0.26% for Class Q shares. The average annual total return for the Index measured from the month-end closest to the inception date for Class A, Class C, and Class Z shares through 9/30/15 is 6.25%. Class Q shares have been in existence for less than one year and have no average annual total return performance information available.

Lipper Global Multi-Cap Growth Funds Average

The Lipper Global Multi-Cap Growth Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Global Multi-Cap Growth Funds category for the periods noted. Funds in the Lipper Average are funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap growth funds typically have above-average characteristics compared to the MSCI World Index. The cumulative total returns for the Lipper Average measured from the month-end closest to the inception date for Class A, Class C, and Class Z shares through 10/31/2015 are 37.04% and 2.11% for Class Q shares. The average annual

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total return for the Lipper Average measured from the month-end closest to the inception date for Class A, Class C, and Class Z shares through 9/30/15 is 6.99%. Class Q shares have been in existence for less than one year and have no average annual total return performance information available.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Index and the Lipper Averages are measured from the closest month-end to the inception date for the indicated share class.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/15
Facebook, Inc. (Class A Stock), Internet Software & Services	5.9%
Tencent Holdings Ltd., Internet Software & Services	5.3
MasterCard, Inc. (Class A Stock), IT Services	4.8
Alibaba Group Holding Ltd., Internet Software & Services	4.1
Inditex SA, Specialty Retail	4.0

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/15
Internet Software & Services	21.4%
Textiles, Apparel & Luxury Goods	13.6
Biotechnology	11.5
Internet & Catalog Retail	7.8
Specialty Retail	7.4

Industry weightings reflect long-term investments and are subject to change.

Prudential Jennison Global Opportunities Fund	5

Strategy and Performance Overview

How did the Fund perform?

In the 12 months ended October 31, 2015, the Prudential Jennison Global Opportunities Fund’s Class A shares advanced 11.01%. Over the same period, the MSCI All Country World ND Index (the Index) declined –0.03% and the Lipper Global Multi-Cap Growth Fund’s Average rose 2.19%.

What was the market environment?

Weak energy prices, a strong US dollar, and slowing economic growth in China were key influences on the global economic landscape in the period. The US remained the strongest of the major global economies. The Federal Reserve ended its quantitative-easing program in December, signaling confidence in the health of US economic activity and labor market conditions.

Europe struggled, unsuccessfully, to avert Greece’s default even as the country’s new government called for less economic austerity. Eurozone leaders eventually reached an agreement to start negotiations on a third bailout for Greece. Economic activity on the continent remained anemic but showed signs of improving.

Japan showed little economic progress, although investors hoped a weaker yen would boost exports.

China’s struggle to drive economic growth through domestic consumer demand, rather than exports and massive public works programs, continued. Authorities implemented a host of measures designed to loosen monetary and fiscal policies and stimulate consumption. A Chinese market correction in late summer and the ensuing devaluation of the yuan heightened skepticism about the reported strength of economic growth in the world’s second-largest economy and raised concerns that other struggling economies might set off a cycle of competitive devaluations to remain competitive in global export markets.

Brazil fell into recession. A number of other key emerging market countries were hurt by a combination of slower growth and fiscal pressures, which produced a fairly inhospitable investment environment.

These challenges, along with uncertainty about the timing and pace of anticipated monetary tightening in the US, contributed to continued volatility in global financial markets.

Which holdings made the largest positive contributions to the Fund’s return?

The Fund’s meaningful outperformance of the Index reflected broadly beneficial stock selection and sector allocations. Favorable security selection was most pronounced in

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the consumer discretionary, health care, and information technology sectors, where overweight positions also worked well. In consumer discretionary, Inditex, Nike, and Under Armour were notable contributors.

•

Nike is the world’s largest sportswear company. It has generated impressive earnings, revenue, and gross margins on the strength of its execution and the Nike brand around the world and across product categories. Jennison likes Nike’s growth opportunities in e-commerce and innovation in apparel and manufacturing technology.

•

The revenue growth of global athletic brand, Under Armour, is being fueled by international expansion, opportunities in footwear and women’s athletic apparel, market share gains, new programs, and category extensions. Its earnings, revenue, and operating margins surpassed expectations.

•	Please see “Comments on Largest Holdings” below for discussion of Inditex.

Health care performers of note included Incyte and BioMarin Pharmaceutical.

•

Incyte’s strength reflected impressive sales of Jakafi, the only treatment approved in the US for patients suffering from intermediate or high-risk myelofibrosis (MF). Jakafi is also approved as a treatment for polycythemia vera (PV), a rare, chronic, progressive, blood cancer. Its anti-inflammatory properties could be useful in combating a broad range of other cancers. The stock also benefited from favorable data from clinical trials of a new drug that harnesses the immune system to target tumors.

•

BioMarin Pharmaceutical develops pharmaceuticals for rare, often genetic, diseases that affect small percentages of the population. The company already has commercial products for Morquio A syndrome, MPS VI (Maroteaux-Lamy syndrome), MPS I (Hurler syndrome), and phenylketonuria, or PKU. Orphan disease drugs in development include therapies for achondroplasia, a genetically defined cancer; Pompe disease; and Duchenne muscular dystrophy (DMD), a rare, fatal genetic disease.

Key contributors in information technology included Facebook, Tencent Holdings, and MasterCard. Please see “Comments on Largest Holdings” below for discussion of these three companies.

Which holdings detracted from the Fund’s return?

Industrials and consumer staples positions lagged the Index’s corresponding sectors. In industrials:

•	Canadian Pacific Railway was hurt by lower volumes of a variety of commodities, including oil, grain, and coal, being shipped on its rail lines. The position was eliminated.

Prudential Jennison Global Opportunities Fund	7

Strategy and Performance Overview (continued)

In consumer staples:

•

Weak domestic consumption was a headwind to CP All’s nearer-term financial performance. The position in the company, which operates more than 7,000 convenience stores under the 7-Eleven trademark in Thailand, was eliminated.

In information technology, detractors of note included MercadoLibre, Hermes Microvision, and Twitter:

•

Buenos Aires-based online trading service MercadoLibre enables individuals and businesses to electronically sell and buy items in more than 2,000 categories. It serves users in 13 Latin American countries, including Brazil, Argentina, Mexico, and Chile. Jennison likes the company’s exposure to Latin America’s low Internet penetration rates and low e-commerce share of the retail market, but economic conditions in the region have presented headwinds.

•

Taiwan-based Hermes Microvision makes electron-beam wafer inspection equipment used in semiconductor labs. The Fund held a position in the company for its dominant position in global e-beam inspection, expanding addressable market, and new product cycles. As demand for semiconductors and inspection products declined, Jennison eliminated the position.

•	Social media company Twitter’s user growth and revenue generation lacked consistency. It, too, was eliminated.

Were there significant changes to the portfolio?

Over the reporting period, the Fund’s weights increased in consumer discretionary and decreased in health care. Relative to the Index, the Fund is overweight consumer discretionary, information technology, and health care, and underweight financials, consumer staples, energy, and industrials.

By region,1 the Fund’s weights increased modestly in Developed Asia/Pacific and Developed Europe and decreased nominally in Developed North America and Emerging Markets. The Fund is overweight Emerging Markets and Developed North America, and underweight Developed Asia/Pacific.

[1]

Jennison regional definitions: Developed North America includes countries classified by MSCI as developed markets in North America. Developed Europe includes countries classified by MSCI as developed markets in Europe and the Middle East. Developed Asia /Pacific includes countries classified by MSCI as developed markets in Asia and Australia. Emerging Markets includes all countries classified by MSCI as emerging and frontier markets.

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Comments on Largest Holdings

5.9%	Facebook, Inc., Internet Software & Services

Internet-based social platform Facebook has successfully implemented its mobile interface, and revenue generation from both mobile and desktop has improved. Jennison believes that as the company solidifies its dominant position, it continues to increase its appeal to both users and advertisers. Long-term, largely untapped, growth drivers include Instagram, WhatsApp, Messenger, and Oculus.

5.3%	Tencent Holdings Ltd., Internet Software & Services

Tencent Holdings is China’s largest and most visited Internet service portal. It continues to perform well fundamentally thanks to its dominant position in China’s online gaming and instant messaging markets and its growing advertising and payment service efforts.

4.8%	MasterCard, Inc., Information Technology Services

MasterCard is the No. 2 payment system in the US. Jennison expects continued growth in MasterCard’s gross dollar volume (the total value of its cardholders’ transactions) as consumers continue their long-term shift from paper money to electronic credit/debit transactions (retailers and banks pay MasterCard each time consumers use MasterCard-branded payment cards).

4.1%	Alibaba Group Holding Ltd., Internet Software & Services

One of the world’s largest e-commerce companies, Alibaba operates e-commerce websites in Asia, including Alibaba.com, China’s largest global online wholesale platform for small businesses; Taobao Marketplace, China’s largest online retail website; Tmall.com, China’s largest online third-party platform for brands and retailers; and Web portal China Yahoo! Jennison believes Alibaba, with its dominant market share, offers an attractive opportunity to invest in the long-term growth of the Chinese e-commerce market, which is meaningfully underpenetrated.

4.0%	Inditex SA, Specialty Retail

Best known for its brand, Zara, Industria de Diseño Textil, or Inditex, integrates textile and fashion design, manufacturing, and distribution. Jennison believes this integration is a competitive advantage as it allows the company to shorten turnaround times and achieve greater flexibility, reducing merchandise stock and fashion risk. Underlying growth at the company remains strong.

Prudential Jennison Global Opportunities Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2015, at the beginning of the period, and held through the six-month period ended October 31, 2015. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

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Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Global Opportunities Fund		Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,025.60	1.28%	$6.54
	Hypothetical	$1,000.00	$1,018.75	1.28%	$6.51

Class C	Actual	$1,000.00	$1,021.50	2.03%	$10.34
	Hypothetical	$1,000.00	$1,014.97	2.03%	$10.31

Class Q	Actual	$1,000.00	$1,027.30	0.94%	$4.80
	Hypothetical	$1,000.00	$1,020.47	0.94%	$4.79

Class Z	Actual	$1,000.00	$1,026.70	1.03%	$5.26
	Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2015, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Jennison Global Opportunities Fund	11

Fees and Expenses (continued)

The Fund’s annualized expense ratios for the 12-month period ended October 31, 2015, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.56%	1.38%
C	2.27	2.12
Q	1.18	1.09
Z	1.28	1.15

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of October 31, 2015

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 96.3%

COMMON STOCKS

Argentina 0.7%
MercadoLibre, Inc.	14,168	$1,393,706

China 11.9%
Alibaba Group Holding Ltd., ADR*	100,878	8,456,603
JD.com, Inc., ADR*	184,047	5,083,378
Tencent Holdings Ltd.	576,105	10,859,221

		24,399,202

Denmark 0.8%
Novo Nordisk A/S (Class B Stock)	31,239	1,658,900

France 3.7%
Dassault Systemes SA	30,700	2,421,864
LVMH Moet Hennessy Louis Vuitton SE	27,522	5,123,757

		7,545,621

Germany 1.6%
Continental AG	13,933	3,345,727

Ireland 1.3%
Shire PLC	36,329	2,751,213

Italy 4.3%
Luxottica Group SpA	82,500	5,783,281
Moncler SpA	196,364	3,158,505

		8,941,786

Japan 5.7%
FANUC Corp.	11,704	2,065,071
Fuji Heavy Industries Ltd.	147,581	5,707,493
Sysmex Corp.	68,376	3,908,290

		11,680,854

Spain 6.1%
Amadeus IT Holding SA (Class A Stock)	102,040	4,340,432
Inditex SA	221,927	8,309,919

		12,650,351

See Notes to Financial Statements.

Prudential Jennison Global Opportunities Fund	13

Portfolio of Investments

as of October 31, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

United Kingdom 4.6%
ARM Holdings PLC	110,320	$1,737,382
Ashtead Group PLC	211,323	3,249,233
St. James’s Place PLC	303,146	4,492,748

		9,479,363

United States 55.6%
Alexion Pharmaceuticals, Inc.*	7,068	1,243,968
Allergan PLC*	12,201	3,763,642
Alphabet Inc. (Class A Stock)*	10,463	7,715,312
Amazon.com, Inc.*	9,464	5,923,518
Apple, Inc.	46,892	5,603,594
BioMarin Pharmaceutical, Inc.*	44,146	5,166,848
Bristol-Myers Squibb Co.	76,496	5,044,911
Celgene Corp.*	31,195	3,827,938
Facebook, Inc. (Class A Stock)*	119,361	12,171,241
Home Depot, Inc. (The)	56,409	6,974,409
Incyte Corp Ltd.*	54,190	6,368,951
LinkedIn Corp. (Class A Stock)*	14,209	3,422,522
MasterCard, Inc. (Class A Stock)	100,806	9,978,786
Netflix, Inc.*	45,929	4,977,785
NIKE, Inc. (Class B Stock)	55,297	7,245,566
Palo Alto Networks, Inc.*	16,031	2,580,991
Regeneron Pharmaceuticals, Inc.*	12,427	6,926,686
Starbucks Corp.	88,569	5,541,762
Tesla Motors, Inc.*	15,698	3,248,387
Under Armour, Inc. (Class A Stock)*	70,462	6,699,527

		114,426,344

TOTAL LONG-TERM INVESTMENTS (cost $175,656,306)		198,273,067

SHORT-TERM INVESTMENT 6.0%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $12,243,765) (Note 3)(a)	12,243,765	12,243,765

TOTAL INVESTMENTS 102.3% (cost $187,900,071) (Note 5)		210,516,832
Liabilities in excess of other assets (2.3)%		(4,674,236)

NET ASSETS 100.0%		$205,842,596

See Notes to Financial Statements.

14

The following abbreviations are used in the annual report:

ADR—American Depositary Receipt

OTC—Over-the-counter

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Argentina	$1,393,706	$—	$—
China	13,539,981	10,859,221	—
Denmark	—	1,658,900	—
France	—	7,545,621	—
Germany	—	3,345,727	—
Ireland	—	2,751,213	—
Italy	—	8,941,786	—
Japan	—	11,680,854	—
Spain	—	12,650,351	—
United Kingdom	—	9,479,363	—
United States	114,426,344	—	—
Affiliated Money Market Mutual Fund	12,243,765	—	—

Total	$141,603,796	$68,913,036	$—

See Notes to Financial Statements.

Prudential Jennison Global Opportunities Fund	15

Portfolio of Investments

as of October 31, 2015 continued

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2015 were as follows (Unaudited):

Internet Software & Services	21.4%
Textiles, Apparel & Luxury Goods	13.6
Biotechnology	11.5
Internet & Catalog Retail	7.8
Specialty Retail	7.4
IT Services	6.9
Pharmaceuticals	6.3
Affiliated Money Market Mutual Fund	6.0
Automobiles	4.4
Technology Hardware, Storage & Peripherals	2.7
Hotels, Restaurants & Leisure	2.7
Insurance	2.2
Health Care Equipment & Supplies	1.9%
Auto Components	1.6
Trading Companies & Distributors	1.6
Communications Equipment	1.3
Software	1.2
Machinery	1.0
Semiconductors & Semiconductor Equipment	0.8

102.3
Liabilities in excess of other assets	(2.3)

100.0%

See Notes to Financial Statements.

16

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • OCTOBER 31, 2015

Prudential Jennison Global Opportunities Fund

Statement of Assets & Liabilities

as of October 31, 2015

Assets
Investments at value:
Unaffiliated Investments (cost $175,656,306)	$198,273,067
Affiliated Investments (cost $12,243,765)	12,243,765
Receivable for Series shares sold	3,821,515
Receivable for investments sold	1,784,313
Dividends receivable	112,137
Tax reclaim receivable	22,067
Prepaid expenses	1,079

Total assets	216,257,943

Liabilities
Payable for investments purchased	9,034,061
Payable for Series shares reacquired	1,179,837
Accrued expenses and other liabilities	117,515
Management fee payable	44,034
Distribution fee payable	34,297
Affiliated transfer agent fee payable	5,603

Total liabilities	10,415,347

Net Assets	$205,842,596

Net assets were comprised of:
Common stock, at par	$131,638
Paid-in capital in excess of par	186,846,378

186,978,016
Accumulated net investment loss	(501,717)
Accumulated net realized loss on investment and foreign currency transactions	(3,245,969)
Net unrealized appreciation on investments and foreign currencies	22,612,266

Net assets, October 31, 2015	$205,842,596

See Notes to Financial Statements.

18

Class A
Net asset value and redemption price per share ($74,049,411 ÷ 4,737,174 shares of common stock issued and outstanding)	$15.63
Maximum sales charge (5.50% of offering price)	0.91

Maximum offering price to public	$16.54

Class C
Net asset value, offering price and redemption price per share ($28,981,836 ÷ 1,906,584 shares of common stock issued and outstanding)	$15.20

Class Q
Net asset value, offering price and redemption price per share ($11,150 ÷ 707 shares of common stock issued and outstanding)	$15.78

Class Z
Net asset value, offering price and redemption price per share ($102,800,199 ÷ 6,519,309 shares of common stock issued and outstanding)	$15.77

See Notes to Financial Statements.

Prudential Jennison Global Opportunities Fund	19

Statement of Operations

Year Ended October 31, 2015

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $44,776)	$708,325
Affiliated dividend income	6,337

Total income	714,662

Expenses
Management fee	830,554
Distribution fee—Class A	109,951
Distribution fee—Class C	113,211
Custodian and accounting fees	125,000
Transfer agent’s fees and expenses (including affiliated expense of $17,100)	85,000
Registration fees	82,000
Legal fees and expenses	31,000
Audit fee	26,000
Shareholders’ reports	20,000
Directors’ fees	13,000
Insurance expenses	1,000
Miscellaneous	15,182

Total expenses	1,451,898
Less: Expense reimbursement	(132,987)
Distribution fee waiver—Class A	(18,325)

Net expenses	1,300,586

Net investment loss	(585,924)

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized loss on:
Investment transactions	(2,033,188)
Foreign currency transactions	(82,512)

(2,115,700)

Net change in unrealized appreciation (depreciation) on:
Investments	10,590,911
Foreign currencies	(3,525)

10,587,386

Net gain on investment and foreign currency transactions	8,471,686

Net Increase In Net Assets Resulting From Operations	$7,885,762

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

	Year Ended October 31,
	2015	2014
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(585,924)	$(392,170)
Net realized loss on investment and foreign currency transactions	(2,115,700)	(356,367)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	10,587,386	4,132,098

Net increase in net assets resulting from operations	7,885,762	3,383,561

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	166,549,415	32,490,687
Cost of shares reacquired	(28,969,945)	(12,408,615)

Net increase in net assets from Series share transactions	137,579,470	20,082,072

Total increase	145,465,232	23,465,633

Net Assets:
Beginning of year	60,377,364	36,911,731

End of year	$205,842,596	$60,377,364

See Notes to Financial Statements.

Prudential Jennison Global Opportunities Fund	21

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”) and currently consists of six series: Prudential Jennison Global Opportunities Fund (the “Series”), Prudential Jennison Global Infrastructure Fund, Prudential QMA International Equity Fund, Prudential Jennison International Opportunities Fund, Prudential Jennison Emerging Markets Equity Fund and Prudential Emerging Markets Debt Local Currency Fund. These financial statements relate to Prudential Jennison Global Opportunities Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on March 14, 2012. The investment objective of the Series is to seek long-term growth of capital.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund and the Series consistently follow such policies in the preparation of their financial statements.

Securities Valuation: The Series holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

22

Common and preferred stocks, exchange-traded funds and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event there is no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory Notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Prudential Jennison Global Opportunities Fund	23

Notes to Financial Statements

continued

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: The Series may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Series has valued the investment. Therefore, the Series may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would

24

otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Series’ Subadviser under the guidelines adopted by the Directors of the Series. However, the liquidity of the Series’ investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Prudential Jennison Global Opportunities Fund	25

Notes to Financial Statements

continued

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate taxpaying entity. It is each Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory

26

agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

Effective July 1, 2015, the management fee paid to PI is accrued daily and payable monthly at an annual rate of .825% of the Series’ average daily net assets up to $1 billion and .80% of such assets in excess of $1 billion. Prior to July 1, 2015, the management fee paid to PI was accrued daily and payable monthly at an annual rate of .90% of the Series’ average daily net assets.

Effective July 1, 2015, PI has contractually agreed to limit net annual Series operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary and certain other expenses, including taxes, interest, transfer agency expenses (including sub-transfer agency and networking fees), brokerage commissions and acquired fund fees and expenses) of each class of shares to .84% of the Series’ average daily net assets through February 28, 2017. Prior to July 1, 2015, PI had contractually agreed to limit net annual Series operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary and certain other expenses, including taxes, interest and brokerage commissions) of each class of shares to 1.35% of the Series’ average daily net assets.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Q and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A and Class C shares, pursuant to plans of distribution (the “Class A and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Series.

Pursuant to the Class A and C Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and C shares, respectively. PIMS has contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares through February 28, 2017.

PIMS has advised the Series that they received $447,176 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2015. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

Prudential Jennison Global Opportunities Fund	27

Notes to Financial Statements

continued

PIMS has advised the Series that for the year ended October 31, 2015, it received $2,761 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended October 31, 2015 were $185,743,119 and $55,835,578, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present accumulated net investment loss, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended October 31, 2015, the adjustments were to decrease accumulated net investment loss by $418,733, decrease accumulated net realized loss on investment

28

and foreign currency transactions by $82,511 and decrease paid-in capital in excess of par by $501,244 due to a net operating loss and certain transactions involving foreign currencies. Net investment loss, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended October 31, 2015 and October 31, 2014 there were no distributions paid by the Series.

As of October 31, 2015, the Series did not have any distributable earnings on a tax basis.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2015 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$189,737,588	$23,562,366	$(2,783,122)	$20,779,244	$(4,011)	$20,775,233

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies and mark-to-market of receivables and payables.

For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2015 of approximately $1,408,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Series elected to treat certain late-year ordinary income losses of approximately $495,000 as having been incurred in the following fiscal year (October 31, 2016).

Management has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Prudential Jennison Global Opportunities Fund	29

Notes to Financial Statements

continued

Note 6. Capital

The Series offers Class A, Class C, Class Q and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefits plans. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. Class Q and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of capital stock.

At October 31, 2015, Prudential owned 707 shares of Class Q and 1,127,529 shares of Class Z.

There are 675 million shares of common stock at $.01 par value per share, designated Class A, Class C, Class Q and Class Z common stock each of which consists of 150 million, 125 million, 200, and 200 million authorized shares, respectively.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	4,298,012	$66,366,441
Shares reacquired	(766,765)	(11,329,060)

Net increase (decrease) in shares outstanding before conversion	3,531,247	55,037,381
Shares issued upon conversion from other share class(es)	6,271	97,035
Shares reacquired upon conversion into other share class(es)	(302,683)	(4,604,448)

Net increase (decrease) in shares outstanding	3,234,835	$50,529,968

Year ended October 31, 2014:
Shares sold	1,366,347	$19,010,157
Shares reacquired	(602,003)	(8,185,086)

Net increase (decrease) in shares outstanding before conversion	764,344	10,825,071
Shares reacquired upon conversion into other share class(es)	(37,512)	(510,417)

Net increase (decrease) in shares outstanding	726,832	$10,314,654

30

Class C	Shares	Amount
Year ended October 31, 2015:
Shares sold	1,607,386	$24,055,556
Shares reacquired	(105,939)	(1,539,083)

Net increase (decrease) in shares outstanding before conversion	1,501,447	22,516,473
Shares reacquired upon conversion into other share class(es)	(9,846)	(143,223)

Net increase (decrease) in shares outstanding	1,491,601	$22,373,250

Year ended October 31, 2014:
Shares sold	329,291	$4,481,893
Shares reacquired	(40,122)	(536,545)

Net increase (decrease) in shares outstanding before conversion	289,169	3,945,348
Shares reacquired upon conversion into other share class(es)	(4,058)	(53,560)

Net increase (decrease) in shares outstanding	285,111	$3,891,788

Class Q
Period ended October 31, 2015*:
Shares sold	707	$10,000

Net increase (decrease) in shares outstanding	707	$10,000

Class Z
Year ended October 31, 2015:
Shares sold	4,928,215	$76,117,418
Shares reacquired	(1,077,251)	(16,101,802)

Net increase (decrease) in shares outstanding before conversion	3,850,964	60,015,616
Shares issued upon conversion from other share class(es)	309,766	4,747,671
Shares reacquired upon conversion into other share class(es)	(6,222)	(97,035)

Net increase (decrease) in shares outstanding	4,154,508	$64,666,252

Year ended October 31, 2014:
Shares sold	655,167	$8,998,637
Shares reacquired	(273,142)	(3,686,984)

Net increase (decrease) in shares outstanding before conversion	382,025	5,311,653
Shares issued upon conversion from other shares class(es)	41,268	563,977

Net increase (decrease) in shares outstanding	423,293	$5,875,630

*	Commencement of offering was December 22, 2014.

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized

Prudential Jennison Global Opportunities Fund	31

Notes to Financial Statements

continued

commitment fee of .11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Series did not utilize the SCA during the year ended October 31, 2015.

Note 8. New Accounting Pronouncement

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Series for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and it has been determined that there is no impact on the financial statement disclosures.

32

Financial Highlights

Class A Shares
	Year Ended October 31,			March 14, 2012(a) through October 31,
	2015(b)	2014(b)	2013(b)	2012
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$14.08	$12.94	$9.86	$10.00
Income (loss) from investment operations:
Net investment loss	(.09)	(.11)	(.06)	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.64	1.25	3.14	(.12)
Total from investment operations	1.55	1.14	3.08	(.14)
Net asset value, end of period	$15.63	$14.08	$12.94	$9.86
Total Return(c):	11.01%	8.81%	31.24%	(1.40)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$74,049	$21,150	$10,035	$3,898
Average net assets (000)	$36,635	$19,352	$4,982	$2,967
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.38%	1.60%	1.60%	1.60%	(e)
Expenses before waivers and/or expense reimbursement	1.56%	1.71%	2.19%	3.10%	(e)
Net investment loss	(.63)%	(.78)%	(.54)%	(.30)%	(e)
Portfolio turnover rate	58%	68%	70%	48%	(f)

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(d) Does not include expenses of the underlying fund in which the Series invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential Jennison Global Opportunities Fund	33

Financial Highlights

continued

Class C Shares
	Year Ended October 31,			March 14, 2012(a) through October 31,
	2015(b)	2014(b)	2013(b)	2012
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.79	$12.77	$9.81	$10.00
Income (loss) from investment operations:
Net investment loss	(.20)	(.21)	(.14)	(.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.61	1.23	3.10	(.13)
Total from investment operations	1.41	1.02	2.96	(.19)
Net asset value, end of period	$15.20	$13.79	$12.77	$9.81
Total Return(c):	10.22%	7.99%	30.17%	(1.90)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$28,982	$5,723	$1,659	$593
Average net assets (000)	$11,330	$4,361	$950	$300
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	2.12%	2.35%	2.35%	2.35%	(e)
Expenses before waivers and/or expense reimbursement	2.27%	2.41%	2.89%	3.85%	(e)
Net investment loss	(1.37)%	(1.54)%	(1.26)%	(.97)%	(e)
Portfolio turnover rate	58%	68%	70%	48%	(f)

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(d) Does not include expenses of the underlying fund in which the Series invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

34

Class Q Shares
	December 22, 2014(a) through October 31, 2015
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$14.15
Income (loss) from investment operations:
Net investment loss	(.03)
Net realized and unrealized gain on investment and foreign currency transactions	1.66
Total from investment operations	1.63
Net asset value, end of period	$15.78
Total Return(c):	11.52%

Ratios/Supplemental Data:
Net assets, end of period (000)	$11
Average net assets (000)	$11
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.09%	(e)
Expenses before waivers and/or expense reimbursement	1.18%	(e)
Net investment loss	(.27)%	(e)
Portfolio turnover rate	58%	(f)

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Series invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential Jennison Global Opportunities Fund	35

Financial Highlights

continued

Class Z Shares
	Year Ended October 31,			March 14, 2012(a) through October 31,
	2015(b)	2014(b)	2013(b)	2012
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$14.17	$12.99	$9.87	$10.00
Income (loss) from investment operations:
Net investment loss	(.06)	(.08)	(.03)	-	(e)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.66	1.26	3.15	(.13)
Total from investment operations	1.60	1.18	3.12	(.13)
Net asset value, end of period	$15.77	$14.17	$12.99	$9.87
Total Return(c):	11.29%	9.08%	31.61%	(1.30)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$102,800	$33,504	$25,219	$15,002
Average net assets (000)	$48,494	$30,965	$18,340	$14,655
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.15%	1.35%	1.35%	1.35%	(f)
Expenses before waivers and/or expense reimbursement	1.28%	1.42%	1.89%	2.72%	(f)
Net investment loss	(.41)%	(.56)%	(.25)%	(.03)%	(f)
Portfolio turnover rate	58%	68%	70%	48%	(g)

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(d) Does not include expenses of the underlying fund in which the Series invests.

(e) Less than $.005 per share.

(f) Annualized.

(g) Not annualized.

See Notes to Financial Statements.

36

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Global Opportunities Fund, a series of Prudential World Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from March 14, 2012 (commencement of operations) to October 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the years or periods described in the above paragraph, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2015

Prudential Jennison Global Opportunities Fund	37

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (57) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (63) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (63) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Global Opportunities Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (59) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (70) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (72) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (72) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Visit our website at www.prudentialfunds.com

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (53) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (56) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*

Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding; 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 2003; Stephen G. Stoneburn, 1996; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Jennison Global Opportunities Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (60) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (40) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (57) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (53) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (47) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (57) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (48) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (54) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (47) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Jennison Global Opportunities Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Global Opportunities Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2015 and approved the renewal of the agreements through July 31, 2016, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential Jennison Global Opportunities Fund is a series of Prudential World Fund, Inc.

Prudential Jennison Global Opportunities Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2015.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, quality and extent of services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI to the Fund during the year ended December 31, 2014 exceeded the management fees paid by the Fund, resulting in an operating loss to PI. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board considered information provided by PI regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed Funds and PI’s investment in the Fund over time. The Board noted that economies of scale, if any, may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PI’s assertion that it continually evaluates the management fee

Prudential Jennison Global Opportunities Fund

Approval of Advisory Agreements (continued)

schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2014. The Board considered that the Fund commenced operations on March 14, 2012 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2014. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

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The mutual funds included in the Peer Universe (the Lipper Global Multi-Cap Growth Funds Performance Universe)2 and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI deemed appropriate, and for reasons addressed in detail with the Board, PI may have provided supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	N/A	N/A	N/A
Actual Management Fees: 3rd Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that Fund underperformed its benchmark index for the one-year period.
•

The Board considered that the Fund’s performance during the first quarter of 2015 had shown significant improvement, with the Fund ranking in the first quartile of its Peer Universe and outperforming its benchmark index.

•	The Board noted that the Fund does not yet have a three-year performance record and that, therefore, the subadviser should have more time to develop that record.
•

The Board and PI agreed to a permanent reduction in the Fund’s management fee schedule, so that the Fund’s contractual management fee rate, which was 0.90% on all assets, would be changed to 0.825% of average daily net assets up to $1 billion, and 0.80% of average daily net assets over $1 billion.

•

The Board and PI agreed to enhance the existing expense cap of 1.35% (exclusive of 12b-1 fees and certain other fees) by reducing the cap to 0.84% (exclusive of 12b-1 fees, transfer agency fees and certain other fees) through February 29, 2016.

[2]

The Fund was compared to the Lipper Global Multi-Cap Growth Funds Performance Universe, although Lipper classifies the Fund in its Global Multi-Cap Core Funds Performance Universe. The Fund was compared to the Lipper Global Multi-Cap Growth Funds Performance Universe because PI believes that the funds included in the Lipper Global Multi-Cap Growth Funds Performance Universe provide a more appropriate basis for Fund performance comparisons.

Prudential Jennison Global Opportunities Fund

Approval of Advisory Agreements (continued)

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to monitor performance and to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Global Opportunities Fund, Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON GLOBAL OPPORTUNITIES FUND

SHARE CLASS	A	C	Q	Z
NASDAQ	PRJAX	PRJCX	PRJQX	PRJZX
CUSIP	743969719	743969693	743969594	743969685

MF214E    0286229-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON INTERNATIONAL OPPORTUNITIES FUND

ANNUAL REPORT • OCTOBER 31, 2015

Objective

To seek long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. ©2015 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2015

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison International Opportunities Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2015.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison International Opportunities Fund

Prudential Jennison International Opportunities Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/15
	One Year	Since Inception
Class A	0.23%	36.23% (6/5/12)
Class C	–0.39	32.95 (6/5/12)
Class Z	0.53	37.42 (6/5/12)
MSCI All Country World Index ex-US	–4.68	30.99
Lipper International Multi-Cap Growth Funds Average	0.18	38.33

Average Annual Total Returns (With Sales Charges) as of 9/30/15
	One Year	Since Inception
Class A	–10.43%	5.56% (6/5/12)
Class C	–6.81	6.61 (6/5/12)
Class Z	–4.96	7.65 (6/5/12)
MSCI All Country World Index ex-US	–12.16	6.12
Lipper International Multi-Cap Growth Funds Average	–5.79	8.08

Average Annual Total Returns (With Sales Charges) as of 10/31/15
	One Year	Since Inception
Class A	–5.28%	7.70% (6/5/12)
Class C	–1.39	8.72 (6/5/12)
Class Z	0.53	9.78 (6/5/12)

Average Annual Total Returns (Without Sales Charges) as of 10/31/15
	One Year	Since Inception
Class A	0.23%	9.50% (6/5/12)
Class C	–0.39	8.72 (6/5/12)
Class Z	0.53	9.78 (6/5/12)

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison International Opportunities Fund (Class A shares) with a similar investment in the MSCI AC World Index ex-US by portraying the initial account values at the commencement of operations for Class A shares (June 5, 2012) and the account values at the end of the current fiscal year (October 31, 2015), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Prudential Jennison International Opportunities Fund	3

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	None

Benchmark Definitions

MSCI All Country World ex-US Index

The Morgan Stanley Capital International All Country World ex-US Index (MSCI ACWI ex-US Index) is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the US. The MSCI ACWI ex-US Index consists of 45 country indexes comprising 22 developed and 23 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

Lipper International Multi-Cap Growth Funds Average

The Lipper International Multi-Cap Growth Funds Average (Lipper Average) is based on the average return of all funds in the Lipper International Multi-Cap Growth Funds category for the periods noted. Funds in the Lipper Average, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. International Multi-Cap Growth Funds typically have above-average characteristics compared to the MSCI EAFE Index.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Index and the Lipper Averages are measured from the closest month-end to the inception date for the indicated share class.

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Five Largest Holdings expressed as a percentage of net assets as of 10/31/15
Tencent Holdings Ltd., Internet Software & Services	6.0%
Dassault Systemes SA, Software	4.7
Inditex SA, Specialty Retail	4.6
Alibaba Group Holding Ltd., Internet Software & Services	4.6
Novartis AG, Pharmaceuticals	3.7

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/15
Pharmaceuticals	18.5%
Internet Software & Services	11.3
Textiles, Apparel & Luxury Goods	9.6
Specialty Retail	6.4
Auto Components	5.9

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison International Opportunities Fund	5

Strategy and Performance Overview

How did the Fund perform?

In the 12 months ended October 31, 2015, the Prudential Jennison International Opportunities Fund’s Class A shares advanced 0.23%. Over the same period, the MSCI All Country World ex-US Index (the Index) fell –4.68% and the Lipper International Multi-Cap Growth Funds Average rose 0.18%.

What was the market environment?

Weak energy prices, a strong US dollar, and slowing economic growth in China were key influences on the global economic landscape in the 12-month period. The US remained the strongest of the major global economies. The Federal Reserve ended its quantitative-easing program in December 2014, signaling confidence in the health of US economic activity and labor market conditions.

Europe struggled, unsuccessfully, to avert Greece’s default even as the country’s new government called for less economic austerity. Eurozone leaders eventually reached an agreement to start negotiations on a third bailout for Greece. Economic activity on the continent remained anemic but showed signs of improving.

Japan showed little economic progress, although investors hoped a weaker yen would boost exports.

China’s struggle to drive economic growth through domestic consumer demand, rather than exports and massive public works programs, continued. Authorities implemented a host of measures designed to loosen monetary and fiscal policies and stimulate consumption. A Chinese market correction in late summer and the ensuing devaluation of the yuan heightened skepticism about the reported strength of economic growth in the world’s second-largest economy and raised concerns that other struggling economies might set off a cycle of competitive devaluations to remain competitive in global export markets.

Brazil fell into recession. A number of other key emerging market countries were hurt by a combination of slower growth and fiscal pressures, which produced a fairly inhospitable investment environment.

These challenges, along with uncertainty about the timing and pace of anticipated monetary tightening in the US, contributed to continued volatility in global financial markets.

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Which holdings made the largest positive contributions to the Fund’s return?

Security selection was strongly favorable in the financials sector, where an underweight position relative to the Index also worked well. Notable contributors in the sector included Anima Holding and St. James’s Place.

•

Milan-based Anima, one of Italy’s largest asset managers, benefited from strong net inflows and a new distribution channel, the Italian postal service. The company distributes its products (primarily mutual funds) through strategic partnerships with four Italian banks and, from fourth quarter 2015, Poste Italiane.

•

Asset manager St. James’s Place, based in Cirencester, UK, focuses on the mass affluent market. Unlike most other large-scale UK wealth management advisors, it has its own focused, highly trained sales force. Jennison believes the company is poised to grow sales and assets under management rapidly, helped by its strong competitive positioning, regulatory changes in the UK, and improved UK retail investor confidence.

In information technology and consumer discretionary, stock selection and overweight stances were beneficial.

•	Key contributors in information technology included Tencent Holdings and Dassault Systemes. Please see “Comments on Largest Holdings” below for discussion of these two companies.

In consumer discretionary, Inditex and Luxottica Group were notable contributors.

•

Milan-based Luxottica Group is the world’s largest eyewear firm, offering more than 20 licensed designer brands (including Burberry, Chanel, Coach, Paul Smith, Prada, Ralph Lauren, and Tiffany) and a dozen house brands (including Ray-Ban, REVO, Oliver Peoples, and Oakley). The group vertically integrates design and manufacturing with retailing (7,100 retail stores worldwide). Jennison likes the company’s market-leading position in a secular growth industry, solid cash flows, and exposure to the US and rapidly growing emerging markets.

•	Please see “Comments on Largest Holdings” below for discussion of Inditex.

Which holdings detracted from the Fund’s return?

Industrials and health care positions lagged the performance of the Index’s corresponding sectors. In industrials:

•	Canadian Pacific Railway was hurt by lower volumes of a variety of commodities, including oil, grain, and coal, being shipped on its rail lines. The position was eliminated.

Prudential Jennison International Opportunities Fund	7

Strategy and Performance Overview (continued)

In health care, Aspen Pharmacare and Jazz Pharmaceuticals declined:

•	The Fund’s position in South Africa-based Aspen Pharmacare, Africa’s largest pharmaceutical company, was eliminated in part on lackluster operational results and margin pressures.

•

Jazz Pharmaceuticals’ marketed drugs include Xyrem for narcolepsy and Erwinaze for leukemia. The position was eliminated on concerns about possible increased competition for Xyrem, which accounts for most of the company’s revenue.

In information technology, detractors of note included Stratasys and MercadoLibre:

•

Stratasys, which makes 3D printing equipment and materials, reported weaker-than-expected results and guidance, reflecting accelerated investments that will continue over the next few years. Jennison eliminated the position.

•

Buenos Aires-based online trading service MercadoLibre enables individuals and businesses to electronically sell and buy items in more than 2,000 categories. It serves users in 13 Latin American countries, including Brazil, Argentina, Mexico, and Chile. Jennison likes the company’s exposure to Latin America’s expanding Internet penetration rates and low e-commerce share of the retail market, but currencies in the region have presented headwinds.

Were there significant changes to the portfolio?

Selection of individual stocks based on business fundamentals drives construction of the Fund. Over the reporting period, the Fund’s weights increased in consumer discretionary and health care, and decreased in information technology and industrials. Relative to the MSCI All Country World Index (excluding the US), the Fund is overweight consumer discretionary, health care, and information technology, and underweight financials, energy, and materials.

By region,1 the Fund’s weights increased in Developed Europe, and decreased in Developed North America and Emerging Markets. The Fund is overweight Developed Europe and Emerging Markets, and underweight Developed Asia/Pacific.

[1]	Jennison regional definitions: Developed North America includes countries classified by MSCI as developed markets in North America. Developed Europe includes countries classified by MSCI as developed markets in Europe and the Middle East. Developed Asia/Pacific includes countries classified by MSCI as developed markets in Asia and Australia. Emerging Markets includes all countries classified by MSCI as emerging and frontier markets.

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Comments on Largest Holdings

6.0%	Tencent Holdings Ltd., Internet Software and Services

Tencent Holdings is China’s largest and most visited Internet service portal. It continues to perform well fundamentally thanks to its dominant position in China’s online gaming and instant messaging markets and its growing advertising and payment service efforts.

4.7%	Dassault Systemes SA, Software

Dassault Systemes makes computer-aided design, manufacturing, engineering, and product lifecycle management (PLM) software that lets businesses create, model, and test designs. Jennison likes the company’s progress in expanding its addressable market beyond manufacturing industries to high tech sectors, including mobile phones, tablets, and other consumer goods.

4.6%	Inditex SA, Specialty Retail

Best known for its brand, Zara, Industria de Diseño Textil, or Inditex, integrates textile and fashion design, manufacturing, and distribution. Jennison believes this integration is a competitive advantage as it allows the company to shorten turnaround times and achieve greater flexibility, reducing merchandise stock and fashion risk. Underlying growth at the company remains strong.

4.6%	Alibaba Group Holding Ltd., Internet Software and Services

One of the world’s largest e-commerce companies, Alibaba operates e-commerce websites in Asia, including Alibaba.com, China’s largest global online wholesale platform for small businesses; Taobao Marketplace, China’s largest online retail website; Tmall.com, China’s largest online third-party platform for brands and retailers; and Web portal China Yahoo! Jennison believes Alibaba, with its dominant market share, offers an attractive opportunity to invest in the long-term growth of the Chinese e-commerce market, which is meaningfully underpenetrated.

3.7%	Novartis AG, Pharmaceuticals

Switzerland-based pharmaceutical group Novartis develops and manufactures health care products, including branded and generic pharmaceuticals, vaccines, and non-prescription consumer health products. The company’s key areas of research include cardiovascular, oncology, central nervous system, and respiratory medicine. In July, the US Food and Drug Administration approved the company’s Entresto, which could replace the existing mainstay treatments for chronic heart failure—angiotensin-converting enzyme (ACE) inhibitors or angiotensin II receptor blockers.

Prudential Jennison International Opportunities Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2015, at the beginning of the period, and held through the six-month period ended October 31, 2015. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

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Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison International Opportunities Fund		Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$943.80	1.51%	$7.40
	Hypothetical	$1,000.00	$1,017.59	1.51%	$7.68

Class C	Actual	$1,000.00	$940.40	2.26%	$11.05
	Hypothetical	$1,000.00	$1,013.81	2.26%	$11.47

Class Z	Actual	$1,000.00	$944.90	1.26%	$6.18
	Hypothetical	$1,000.00	$1,018.85	1.26%	$6.41

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2015, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Jennison International Opportunities Fund	11

Fees and Expenses (continued)

The Fund’s annualized expense ratios for the 12-month period ended October 31, 2015, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.67%	1.55%
C	2.37	2.30
Z	1.40	1.31

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of October 31, 2015

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 99.7%

COMMON STOCKS 96.8%

Argentina 0.7%
MercadoLibre, Inc.	3,744	$368,297

China 13.3%
Alibaba Group Holding Ltd., ADR*	28,349	2,376,497
JD.com, Inc., ADR*	49,889	1,377,934
Tencent Holdings Ltd.	163,741	3,086,416

		6,840,847

Denmark 0.9%
Novo Nordisk A/S (Class B Stock)	8,576	455,416

France 9.9%
Dassault Systemes SA	30,946	2,441,271
LVMH Moet Hennessy Louis Vuitton SE	8,186	1,523,983
Valeo SA	7,190	1,110,318

		5,075,572

Germany 6.5%
Bayer AG	5,956	794,146
Continental AG	4,940	1,186,241
Fresenius SE & Co. KGaA	11,039	811,172
KUKA AG	6,686	565,020

		3,356,579

India 1.4%
HDFC Bank Ltd., ADR	11,809	722,002

Indonesia 0.6%
PT Tower Bersama Infrastructure Tbk*	541,968	282,262
PT Tower Bersama Infrastructure Tbk, 144A*	72,770	37,899

		320,161

Ireland 3.3%
Shire PLC	22,236	1,683,943

Italy 7.8%
Anima Holding SpA	56,828	556,419
Anima Holding SpA, 144A	8,700	85,184
Brembo SpA	16,806	740,742

See Notes to Financial Statements.

Prudential Jennison International Opportunities Fund	13

Portfolio of Investments

as of October 31, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Italy (cont’d.)
Luxottica Group SpA	26,361	$1,847,916
Moncler SpA	48,335	777,466

		4,007,727

Japan 15.2%
FANUC Corp.	3,084	544,146
Fuji Heavy Industries Ltd.	41,753	1,614,740
Laox Co. Ltd.*	133,494	377,239
Ono Pharmaceutical Co. Ltd.	11,791	1,615,305
Pigeon Corp.	56,376	1,579,592
Shimano, Inc.	5,172	814,945
Sysmex Corp.	22,539	1,288,302

		7,834,269

Jordan 1.6%
Hikma Pharmaceuticals PLC	24,445	814,557

Mexico 1.1%
Alsea SAB de CV	150,311	492,580
Alsea SAB de CV, 144A	23,432	76,788

		569,368

South Africa 1.1%
Mr. Price Group Ltd.	35,575	546,260

South Korea 2.0%
Amorepacific Corp.	3,167	1,045,409

Spain 7.2%
Amadeus IT Holding SA (Class A Stock)	31,582	1,343,390
Inditex SA	63,614	2,381,987

		3,725,377

Sweden 2.3%
Assa Abloy AB (Class B Stock)	60,087	1,195,316

Switzerland 5.2%
Cie Financiere Richemont SA	8,952	767,612
Novartis AG	20,883	1,891,765

		2,659,377

See Notes to Financial Statements.

14

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

United Kingdom 13.4%
Aldermore Group PLC*	106,803	$434,338
Aldermore Group PLC, 144A*	68,642	279,148
ARM Holdings PLC	63,035	992,710
Ashtead Group PLC	60,390	928,537
AstraZeneca PLC	8,931	569,193
ITV PLC	315,542	1,225,020
OneSavings Bank PLC	111,805	658,062
OneSavings Bank PLC, 144A	30,999	182,454
St. James’s Place PLC	111,157	1,647,392

		6,916,854

United States 3.3%
Allergan PLC*	5,519	1,702,446

TOTAL COMMON STOCKS (cost $44,105,694)		49,839,777

PARTICIPATORY NOTES 2.9%

India
Gs Maruti Suzuki India, Private Placement, 144A(a)	11,627	791,316
Credit Suisse Bharti Infratel Ltd., 144A(a)	116,596	692,960

TOTAL PARTICIPATORY NOTES (cost $1,661,509)		1,484,276

TOTAL LONG-TERM INVESTMENTS (cost $45,767,203)		51,324,053

SHORT-TERM INVESTMENT 0.2%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $105,367)(Note 3)(b)	105,367	105,367

TOTAL INVESTMENTS 99.9% (cost $45,872,570) (Note 5)		51,429,420
Other assets in excess of liabilities 0.1%		58,080

NET ASSETS 100.0%		$51,487,500

See Notes to Financial Statements.

Prudential Jennison International Opportunities Fund	15

Portfolio of Investments

as of October 31, 2015 continued

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

NASDAQ—National Association of Securities Dealers Automated Quotations

OTC—Over-the-counter

*	Non-income producing security.
(a)	Indicates a security or securities that have been deemed illiquid. (unaudited)
(b)	Prudential Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Argentina	$368,297	$—	$—
China	3,754,431	3,086,416	—
Denmark	—	455,416	—
France	—	5,075,572	—
Germany	—	3,356,579	—
India	722,002	—	—
Indonesia	—	320,161	—
Ireland	—	1,683,943	—
Italy	—	4,007,727	—
Japan	377,239	7,457,030	—
Jordan	—	814,557	—
Mexico	492,580	76,788	—
South Africa	546,260	—	—
South Korea	—	1,045,409	—
Spain	—	3,725,377	—

See Notes to Financial Statements.

16

	Level 1	Level 2	Level 3
Common Stocks (continued)
Sweden	$—	$1,195,316	$—
Switzerland	—	2,659,377	—
United Kingdom	1,092,400	5,824,454	—
United States	1,702,446	—	—
Participatory Notes
India	—	1,484,276	—
Affiliated Money Market Mutual Fund	105,367	—	—

Total	$9,161,022	$42,268,398	$—

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2015 were as follows (Unaudited):

Pharmaceuticals	18.5%
Internet Software & Services	11.3
Textiles, Apparel & Luxury Goods	9.6
Specialty Retail	6.4
Auto Components	5.9
Software	4.7
Automobiles	4.6
Insurance	3.2
Household Products	3.1
Banks	2.7
Internet & Catalog Retail	2.7
IT Services	2.6
Health Care Equipment & Supplies	2.5
Media	2.4
Building Products	2.3
Machinery	2.2%
Personal Products	2.0
Wireless Telecommunication Services	2.0
Semiconductors & Semiconductor Equipment	1.9
Trading Companies & Distributors	1.8
Thrifts & Mortgage Finance	1.7
Leisure Products	1.6
Health Care Providers & Services	1.6
Capital Markets	1.3
Hotels, Restaurants & Leisure	1.1
Affiliated Money Market Mutual Fund	0.2

99.9
Other assets in excess of liabilities	0.1

100.0%

See Notes to Financial Statements.

Prudential Jennison International Opportunities Fund	17

Portfolio of Investments

as of October 31, 2015 continued

The Series invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Series’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2015 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Investments	$1,484,276	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants*
Equity contracts	$1,653

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Participatory Notes*
Equity contracts	$(177,233)

*	Included in net change in unrealized (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

18

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • OCTOBER 31, 2015

Prudential Jennison International Opportunities Fund

Statement of Assets & Liabilities

as of October 31, 2015

Assets
Investments at value:
Unaffiliated investments (cost $45,767,203)	$51,324,053
Affiliated investments (cost $105,367)	105,367
Receivable for investments sold	236,534
Tax reclaim receivable	47,094
Dividends receivable	46,501
Receivable for Series shares sold	13,793
Prepaid expenses	738

Total assets	51,774,080

Liabilities
Payable for investments purchased	140,194
Accrued expenses and other liabilities	79,106
Payable for Series shares reacquired	44,709
Management fee payable	20,080
Distribution fee payable	1,840
Affiliated transfer agent fee payable	651

Total liabilities	286,580

Net Assets	$51,487,500

Net assets were comprised of:
Common stock, at par	$39,056
Paid-in capital in excess of par	48,066,750

48,105,806
Accumulated net investment loss	(33,349)
Accumulated net realized loss on investment and foreign currency transactions	(2,136,963)
Net unrealized appreciation on investments and foreign currencies	5,552,006

Net assets, October 31, 2015	$51,487,500

See Notes to Financial Statements.

20

Class A
Net asset value and redemption price per share ($4,167,216 ÷ 318,242 shares of common stock issued and outstanding)	$13.09
Maximum sales charge (5.50% of offering price)	0.76

Maximum offering price to public	$13.85

Class C
Net asset value, offering price and redemption price per share
($1,214,834 ÷ 95,142 shares of common stock issued and outstanding)	$12.77

Class Z
Net asset value, offering price and redemption price per share
($46,105,450 ÷ 3,492,180 shares of common stock issued and outstanding)	$13.20

See Notes to Financial Statements.

Prudential Jennison International Opportunities Fund	21

Statement of Operations

Year Ended October 31, 2015

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $62,830)	$572,484
Affiliated dividend income	1,838

Total income	574,322

Expenses
Management fee	458,216
Distribution fee—Class A	9,536
Distribution fee—Class C	9,032
Custodian and accounting fees	98,000
Registration fees	44,000
Audit fee	26,000
Legal fees and expenses	20,000
Shareholders’ reports	20,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100)	15,000
Directors’ fees	13,000
Insurance expenses	1,000
Miscellaneous	19,309

Total expenses	733,093
Less: Expense reimbursement	(44,985)
Distribution fee waiver-Class A	(1,589)

Net expenses	686,519

Net investment loss	(112,197)

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized loss on:
Investment transactions	(705,673)
Foreign currency transactions	(34,630)

(740,303)

Net change in unrealized appreciation (depreciation) on:
Investments	998,101
Foreign currencies	(1,887)

996,214

Net gain on investment and foreign currency transactions	255,911

Net Increase In Net Assets Resulting From Operations	$143,714

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

	Year Ended October 31,
	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment loss	$(112,197)	$(62,712)
Net realized loss on investment and foreign currency transactions	(740,303)	(1,451,522)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	996,214	1,186,368

Net increase (decrease) in net assets resulting from operations	143,714	(327,866)

Distributions from net realized gains (Note 1)
Class A	—	(37,150)
Class C	—	(8,564)
Class Z	—	(594,595)

	—	(640,309)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	10,063,474	34,825,121
Net asset value of shares issued in reinvestment of dividends and distributions	—	625,061
Cost of shares reacquired	(8,013,441)	(2,744,792)

Net increase in net assets from Series share transactions	2,050,033	32,705,390

Total increase	2,193,747	31,737,215

Net Assets:
Beginning of year	49,293,753	17,556,538

End of year	$51,487,500	$49,293,753

See Notes to Financial Statements.

Prudential Jennison International Opportunities Fund	23

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”) and currently consists of six series: Prudential Jennison International Opportunities Fund (the “Series”), Prudential Jennison Global Infrastructure Fund, Prudential International Equity Fund, Prudential Jennison Global Opportunities Fund, Prudential Emerging Markets Debt Local Currency Fund and Prudential Jennison Emerging Markets Equity Fund. These financial statements relate to the Prudential Jennison International Opportunities Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on June 5, 2012.

The investment objective of the Series is to seek long-term growth of capital.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

24

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory Notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Prudential Jennison International Opportunities Fund	25

Notes to Financial Statements

continued

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: The Series may hold up to 15% of its net assets illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Series has valued the investment. Therefore, the Series may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Series’s Subadviser under the guidelines adopted by the Directors of the

26

Series. However, the liquidity of the Series’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Warrants and Rights: The Series may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. The Series holds such warrants and rights as long positions until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a

Prudential Jennison International Opportunities Fund	27

Notes to Financial Statements

continued

result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Participatory Notes/Warrants: The Series may gain exposure to securities in certain foreign markets through investments in participatory notes (“P-notes”). The Series may purchase P-notes pending ability to invest directly in a foreign market due to restrictions applicable to foreign investors or other market factors. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying security. P-notes involve transaction costs, which may be higher than those applicable to the equity securities. An investment in a P-note may involve risks, including counterparty risk, beyond those normally associated with a direct investment in the underlying security. The Series must rely on the creditworthiness of the counterparty and would have no rights against the issuer of the underlying security. Furthermore, the P-note’s performance may differ from that of the underlying security. The holder of the P-note is entitled to receive from the bank or broker-dealer, an amount equal to dividends paid by the issuer of the underlying security; however, the holder is not entitled to the same rights (e.g., dividends, voting rights) as an owner of the underlying security. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

28

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate taxpaying entity. It is each Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

Effective October 1, 2015, the management fee paid to PI is accrued daily and payable monthly at an annual rate of .825% of the Series’ average daily net assets up to $1 billion and .80% of such assets in excess of $1 billion. Prior to October 1, 2015, the management fee paid to PI was accrued daily and payable monthly at an annual rate of .90% of the Series’ average daily net assets. The effective management fee rate was 0.894% of the Series’ average daily net assets for the year ended October 31, 2015.

Effective October 1, 2015, PI has contractually agreed to limit net annual Series operating expenses (exclusive of distribution and service (12b-1) fees, transfer agency/ sub-transfer agency fees and networking fees, extraordinary and certain other

Prudential Jennison International Opportunities Fund	29

Notes to Financial Statements

continued

expenses, such as taxes, interest and brokerage commissions) of each class of shares to ..84% of the Series’ average daily net assets through February 28, 2017. Prior to October 1, 2015, PI had contractually agreed to limit net annual Series operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary and certain other expenses, such as taxes, interest and brokerage commissions) of each class of shares to 1.35% of the Series’ average daily net assets.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A and Class C shares, pursuant to plans of distribution (the “Class A and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A and C Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and C shares, respectively. PIMS has contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares through February 28, 2017.

PIMS has advised the Series that it has received $26,593 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2015. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended October 31, 2015, it has received $66 in contingent deferred sales charges imposed upon redemption by certain Class C shareholders.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer

30

agent’s fees and expenses on the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended October 31, 2015 were $40,279,850 and $37,705,506, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present accumulated net investment loss, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended October 31, 2015, the adjustments were to decrease accumulated net investment loss by $115,311, decrease accumulated net realized loss on investment and foreign currency transactions by $34,630 and decrease paid-in capital in excess of par by $149,941 primarily due to the difference between certain transactions involving foreign currencies and net operating losses. Net investment loss, net realized loss on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2015, there were no dividends paid as reflected in the Statement of Changes in Net Assets. For the year ended October 31, 2014, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $451,314 of ordinary income and $188,995 of long-term capital gain.

As of October 31, 2015, there were no accumulated undistributed earnings on a tax basis.

Prudential Jennison International Opportunities Fund	31

Notes to Financial Statements

continued

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2015 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$45,904,105	$7,199,926	$(1,674,611)	$5,525,315	$(4,844)	$5,520,471

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies and mark-to-market of receivables and payables.

For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2015 of approximately $2,105,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Series elected to treat certain late-year ordinary income losses of approximately $33,000 as having been incurred in the following fiscal year (October 31, 2016).

Management has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, Class C and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefits plans. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

32

A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of capital stock.

At October 31, 2015, Prudential Financial, Inc. through its affiliates owned 1,041 Class C shares and 1,041,033 Class Z shares of the Series.

There are 600 million shares of common stock, $.01 par value per share, divided into three classes, designated Class A, Class C and Class Z common stock, each of which consists of 200 million authorized shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	244,088	$3,370,573
Shares reacquired	(61,632)	(819,951)

Net increase (decrease) in shares outstanding before conversion	182,456	2,550,622
Shares reacquired upon conversion into other share class(es)	(4,627)	(60,515)

Net increase (decrease) in shares outstanding	177,829	$2,490,107

Year ended October 31, 2014:
Shares sold	93,987	$1,237,390
Shares issued in reinvestment of dividends and distributions	2,534	33,628
Shares reacquired	(21,896)	(286,332)

Net increase (decrease) in shares outstanding	74,625	$984,686

Class C
Year ended October 31, 2015:
Shares sold	78,839	$1,061,115
Shares reacquired	(19,930)	(246,472)

Net increase (decrease) in shares outstanding	58,909	$814,643

Year ended October 31, 2014:
Shares sold	25,563	$337,317
Shares issued in reinvestment of dividends and distributions	627	8,234
Shares reacquired	(3,468)	(43,798)

Net increase (decrease) in shares outstanding	22,722	$301,753

Prudential Jennison International Opportunities Fund	33

Notes to Financial Statements

continued

Class Z	Shares	Amount
Year ended October 31, 2015:
Shares sold	422,403	$5,631,786
Shares reacquired	(514,187)	(6,947,018)

Net increase (decrease) in shares outstanding before conversion	(91,784)	(1,315,232)
Shares issued upon conversion from other share class(es)	4,591	60,515

Net increase (decrease) in shares outstanding	(87,193)	$(1,254,717)

Year ended October 31, 2014:
Shares sold	2,499,565	$33,250,414
Shares issued in reinvestment of dividends and distributions	43,784	583,199
Shares reacquired	(180,716)	(2,414,662)

Net increase (decrease) in shares outstanding	2,362,633	$31,418,951

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of .11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Series did not utilize the SCA during the year ended October 31, 2015.

Note 8. New Accounting Pronouncement

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement

34

guidance. Management has evaluated the implications of ASU No. 2015-07 and it has been determined that there is no impact on the financial statement disclosures.

Prudential Jennison International Opportunities Fund	35

Financial Highlights

Class A Shares
	Year Ended October 31,			June 5, 2012(a) through October 31,
	2015(b)	2014(b)	2013(b)	2012
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.06	$13.51	$11.30	$10.00
Income (loss) from investment operations:
Net investment loss	(.05)	(.06)	(.01)	(.01)
Net realized and unrealized gain on investment transactions	.08	.09	2.27	1.31
Total from investment operations	.03	.03	2.26	1.30
Less Dividends and Distributions:
Dividends from net investment income	-	-	(.05)	-
Distributions from net realized gains	-	(.48)	-	-
Total dividends and distributions	-	(.48)	(.05)	-
Net asset value, end of period	$13.09	$13.06	$13.51	$11.30
Total Return(c):	.23%	.20%	20.04%	13.00%

Ratios/Supplemental Data:
Net assets, end of period (000)	$4,167	$1,833	$889	$94
Average net assets (000)	$3,179	$1,467	$356	$32
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.55%	1.60%	1.60%	1.60%	(e)
Expenses before waivers and/or expense reimbursement	1.67%	1.90%	3.16%	4.42%	(e)
Net investment loss	(.39)%	(.48)%	(.08)%	(.61)%	(e)
Portfolio turnover rate	75%	61%	86%	28%	(f)

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(d) Does not include expenses of the underlying fund in which the Series invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

36

Class C Shares
	Year Ended October 31,			June 5, 2012(a) through October 31,
	2015(b)	2014(b)	2013(b)	2012
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.82	$13.37	$11.27	$10.00
Income (loss) from investment operations:
Net investment loss	(.15)	(.16)	(.14)	(.05)
Net realized and unrealized gain on investment transactions	.10	.09	2.29	1.32
Total from investment operations	(.05)	(.07)	2.15	1.27
Less Dividends and Distributions:
Dividends from net investment income	-	-	(.05)	-
Distributions from net realized gains	-	(.48)	-	-
Total dividends and distributions	-	(.48)	(.05)	-
Net asset value, end of period	$12.77	$12.82	$13.37	$11.27
Total Return(c):	(.39)%	(.57)%	19.11%	12.70%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,215	$465	$181	$11
Average net assets (000)	$903	$362	$38	$11
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	2.30%	2.35%	2.35%	2.35%	(e)
Expenses before waivers and/or expense reimbursement	2.37%	2.60%	4.09%	5.29%	(e)
Net investment loss	(1.15)%	(1.21)%	(1.12)%	(1.16)%	(e)
Portfolio turnover rate	75%	61%	86%	28%	(f)

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(d) Does not include expenses of the underlying fund in which the Series invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential Jennison International Opportunities Fund	37

Financial Highlights

continued

Class Z Shares
	Year Ended October 31,			June 5, 2012(a) through October 31,
	2015(b)	2014(b)	2013(b)	2012
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.13	$13.55	$11.32	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(.03)	(.02)	.02	(.01)
Net realized and unrealized gain on investment transactions	.10	.08	2.26	1.33
Total from investment operations	.07	.06	2.28	1.32
Less Dividends and Distributions:
Dividends from net investment income	-	-	(.05)	-
Distributions from net realized gains	-	(.48)	-	-
Total dividends and distributions	-	(.48)	(.05)	-
Net asset value, end of period	$13.20	$13.13	$13.55	$11.32
Total Return(c):	.53%	.42%	20.24%	13.20%

Ratios/Supplemental Data:
Net assets, end of period (000)	$46,105	$46,996	$16,487	$11,962
Average net assets (000)	$47,187	$38,835	$13,938	$11,061
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.31%	1.35%	1.35%	1.35%	(e)
Expenses before waivers and/or expense reimbursement	1.40%	1.54%	2.73%	4.28%	(e)
Net investment income (loss)	(.19)%	(.13)%	.13%	(.17)%	(e)
Portfolio turnover rate	75%	61%	86%	28%	(f)

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(d) Does not include expenses of the underlying fund in which the Series invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

38

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison International Opportunities Fund, a series of Prudential World Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from June 5, 2012 (commencement of operations) to October 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the years or periods described in the above paragraph, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2015

Prudential Jennison International Opportunities Fund	39

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (57) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (63) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (63) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison International Opportunities Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (59) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (70) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (72) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (72) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (53) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (56) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*

Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding; 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 2003; Stephen G. Stoneburn, 1996; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Jennison International Opportunities Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (60) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (40) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (57) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (53) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (47) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (57) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (48) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (54) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (47) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Jennison International Opportunities Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison International Opportunities Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2015 and approved the renewal of the agreements through July 31, 2016, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential Jennison International Opportunities Fund is a series of Prudential World Fund, Inc.

Prudential Jennison International Opportunities Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2015.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, quality and extent of services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI to the Fund during the year ended December 31, 2014 exceeded the management fees paid by the Fund, resulting in an operating loss to PI. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board considered information provided by PI regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PI’s investment in the Fund over time. The Board noted that economies of scale, if any, may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Prudential Jennison International Opportunities Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2014. The Board considered that the Fund commenced operations on June 5, 2012 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2014. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper International Multi-Cap Growth Funds Performance Universe)2 and the Peer Group were objectively

[2]

The Fund was compared to the Lipper International Multi-Cap Growth Funds Performance Universe, although Lipper classifies the Fund in its International Multi-Cap Core Funds Performance Universe. The Fund was compared to the Lipper International Multi-Cap Growth Funds Performance Universe because PI believes that the funds included in the Lipper International Multi-Cap Growth Funds Performance Universe provide a more appropriate basis for Fund performance comparisons.

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determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI deemed appropriate, and for reasons addressed in detail with the Board, PI may have provided supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	N/A	N/A	N/A
Actual Management Fees: 2nd Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that Fund underperformed its benchmark index for the one-year period.
•

The Board considered that the Fund’s performance during the first quarter of 2015 had shown significant improvement, with the Fund ranking in the first quartile of its Peer Universe and outperforming its benchmark index.

•	The Board noted that the Fund does not yet have a three-year performance record and that, therefore, the subadviser should have more time to develop that record.
•	The Board and PI agreed to continue the existing expense cap of 1.35% (exclusive of 12b-1 fees and certain other fees) through February 29, 2016.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to monitor performance and to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison International Opportunities Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison International Opportunities Fund, Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON INTERNATIONAL OPPORTUNITIES FUND

SHARE CLASS	A	C	Z
NASDAQ	PWJAX	PWJCX	PWJZX
CUSIP	743969677	743969669	743969651

MF215E    0286106-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON GLOBAL INFRASTRUCTURE FUND

ANNUAL REPORT • OCTOBER 31, 2015

Objective

Total return

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. ©2015 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2015

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Global Infrastructure Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2015.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets. Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks.

We offer the expertise of Prudential Financial’s affiliated asset managers that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Global Infrastructure Fund

Prudential Jennison Global Infrastructure Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/15
	One Year	Since Inception
Class A	–8.46%	17.01% (9/25/13)
Class C	–9.21	15.08 (9/25/13)
Class Z	–8.28	17.47 (9/25/13)
S&P Global Infrastructure Index	–6.29	10.29
S&P 500 Index	5.21	29.00
Lipper Global Infrastructure Funds Average	–6.00	11.88

Average Annual Total Returns (With Sales Charges) as of 9/30/15
	One Year	Since Inception
Class A	–17.50%	2.39% (9/25/13)
Class C	–14.21	4.52 (9/25/13)
Class Z	–12.50	5.52 (9/25/13)
S&P Global Infrastructure Index	–9.09	2.60
S&P 500 Index	–0.61	9.08
Lipper Global Infrastructure Funds Average	–10.13	2.25

Average Annual Total Returns (With Sales Charges) as of 10/31/15
	One Year	Since Inception
Class A	–13.49%	4.90% (9/25/13)
Class C	–10.12	6.92 (9/25/13)
Class Z	–8.28	7.97 (9/25/13)

Average Annual Total Returns (Without Sales Charges) as of 10/31/15
	One Year	Since Inception
Class A	–8.46%	7.77% (9/25/13)
Class C	–9.21	6.92 (9/25/13)
Class Z	–8.28	7.97 (9/25/13)

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the S&P Global Infrastructure Index by portraying the initial account values at the commencement of operations of Class A shares (September 25, 2013) and the account values at the end of the current fiscal year (October 31, 2015), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Prudential Jennison Global Infrastructure Fund	3

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	None

Benchmark Definitions

S&P Global Infrastructure Index

The S&P Global Infrastructure Index is an unmanaged index that consists of 75 companies from around the world that represent the listed infrastructure universe. To create diversified exposure across the global listed infrastructure market, the Index has balanced weights across three distinct infrastructure clusters: Utilities, Transportation, and Energy.

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 502 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Lipper Global Infrastructure Funds Average

The Lipper Global Infrastructure Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Global Infrastructure Funds category for the periods noted. Funds in the Lipper Average invest primarily in equity securities of domestic and foreign companies engaged in an infrastructure industry, including but not limited to transportation, communication, and waste management.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the inception date for the indicated share class.

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Five Largest Holdings expressed as a percentage of net assets as of 10/31/15
Ferrovial SA, Construction & Engineering	4.3%
Groupe Eurotunnel SE, Transportation Infrastructure	4.1
Atlantia SpA, Transportation Infrastructure	3.8
NextEra Energy, Inc., Electric Utilities	3.1
PG&E Corp., Multi-Utilities	3.0

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/15
Transportation Infrastructure	20.5%
Multi-Utilities	11.3
Electric Utilities	11.0
Construction & Engineering	8.6
Real Estate Investment Trusts (REITs)	8.3

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Global Infrastructure Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Global Infrastructure Fund’s Class A shares returned –8.46% for the 12-month reporting period ended October 31, 2015, underperforming the –6.29% return of the S&P Global Infrastructure Index and the
–6.00% return of the Lipper Global Infrastructure Funds Average.

What was the market environment like for stocks during the period?

Weak energy prices, a strong US dollar, and slowing economic growth in China were key influences on the global economic landscape in the 12-month period. The US remained the strongest of the major global economies. The Federal Reserve ended its quantitative-easing program in December 2014, signaling confidence in the health of US economic activity and labor market conditions.

Europe struggled, unsuccessfully, to avert Greece’s default even as the country’s new government called for less economic austerity. Eurozone leaders eventually reached an agreement to start negotiations on a third bailout for Greece. Economic activity on the continent remained anemic but showed signs of improving.

Japan showed little economic progress, although investors hoped a weaker yen would boost exports.

China’s struggle to drive economic growth through domestic consumer demand, rather than exports and massive public works programs, continued. Authorities implemented a host of measures designed to loosen monetary and fiscal policies and stimulate consumption. A Chinese market correction in late summer and the ensuing devaluation of the yuan heightened skepticism about the reported strength of economic growth in the world’s second-largest economy and raised concerns that other struggling economies might set off a cycle of competitive devaluations to remain competitive in global export markets.

Brazil fell into recession. A number of other key emerging market countries were hurt by a combination of slower growth and fiscal pressures, which produced a fairly inhospitable investment environment.

These challenges, along with uncertainty about the timing and pace of anticipated monetary tightening in the US, contributed to continued volatility in global financial markets.

Which holdings made the largest positive contributions to the Fund’s return?

The Fund’s leading contributors were diverse during the period. Mexican-based utility company Infraestructura Energetica Nova SAB topped the list, while specialty real

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estate investment trust (REIT) American Tower Corporation and wireless telecommunication services firm SBA Communications Corporation were also among the top contributors during the period.

•

Infraestructura Energetica Nova SAB is a Mexico-based company engaged in the development and operation of energy infrastructure. The company operates in two business segments: its Gas segment develops, owns, and operates, or holds interest in, natural gas and propane pipelines, liquefied petroleum gas storage facilities, and natural gas distribution and sales operations; the Power segment owns and operates a natural gas-fired power plant that includes two gas turbines and one steam turbine, and is developing a renewable energy project.

•

American Tower Corporation is an independent owner, operator, and developer of communications real estate. The company is engaged in the leasing of space on multi-tenant communications sites to wireless service providers, radio and television broadcast companies, wireless data and data providers, government agencies and municipalities, and tenants in a number of other industries. The company’s portfolio consists of over 87,000 communications sites.

•

SBA Communications Corporation is an independent owner and operator of wireless communications towers. Acting as a holding company of SBA Telecommunications, the company, through its subsidiaries, owns and operates towers principally in the US, but also in Canada, Costa Rica, El Salvador, Guatemala, Nicaragua, Panama, and Brazil.

Which holdings detracted most from the Fund’s return?

The major overall detractors came from the electric utilities industry, where positions in China Longyuan Power Group Corp. Ltd., Edison International, and American Electric Power Company all detracted from performance during the period.

•

China Longyuan Power Group Corp. Ltd. is a Chinese-based utilities firm engaged in the design, development, construction, management, and operation of wind farms. The company operates primarily through the following business segments: the Wind Power segment constructs, manages, and operates wind power plants and generates electric power for sale to external power grid companies; its Coal Power segment constructs, manages, and operates coal power plants and generates electric power for sale to external power grid companies and coal trading business.

•	Edison International is the parent holding company for Southern California Edison Company, a California public utility corporation; Edison Mission

Prudential Jennison Global Infrastructure Fund	7

Strategy and Performance Overview (continued)

Energy, an independent power producer; and Edison Capital, an infrastructure finance company. Southern California Edison distributes electricity to a population of almost 14 million people in central, coastal, and southern California. It is the top purchaser of renewable energy in the US. Jennison believes the capital investments in its transmission and distribution utility networks, along with a high degree of visibility and strong management, should help to deliver above-average earnings and dividend growth.

•

American Electric Power Company is one of the largest public utility holding companies in the US, and is based in Columbus, Ohio. Through its subsidiaries, it provides electric service to over 5 million retail customers in 11 states and derives roughly 85% of its earnings from regulated sources. Recently, the company has raised its earnings guidance and with its stable earnings growth over the next few years, Jennison continues to believe AEP exhibits an attractive current risk/reward profile.

Were there significant changes to the portfolio?

During the reporting period, there were some changes to the portfolio. The Fund scaled back its positions in the energy sector in favor of industries such as transportation infrastructure. Over the past 12 months, the markets experienced significant oil-price declines, shaking the broader energy sector, which has caused volatility within the midstream (transportation and storage) energy infrastructure space. While Jennison still believes an opportunity exists within this space as a result of the “energy renaissance,” the recent volatility and market dislocation caused the Fund to decrease its overall energy exposure during the period. In addition, the Fund also decreased its exposures to the independent power and renewable electricity producers segments.

The Fund added or exited individual positions based on company fundamentals and the stocks’ risk-reward characteristics. Significant positions established included East Japan Railway, Grupo Aeroportuario del Pacifico SAB de CV, and industrials company Aeroports de Paris. Positions in Targa Resources, EQT Midstream Partners, and Huadian Fuxin Energy Corporation were eliminated, while the Fund reduced its positions in utilities companies Calpine Corporation and Abengoa Yield PLC.

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Comments on Largest Holdings

4.3%	Ferrovial, SA, Construction & Engineering

Ferrovial SA , a Spain based infrastructure and construction company, operates and runs infrastructure-related assets and services across the globe. It operates through its construction, services, toll roads, and airports segments. Jennison continues to see Ferrovial’s two most attractive assets as Canada’s 407 ETR (express toll route), just north of Toronto, and BAA (British Airports Authority). Both, in Jennison’s opinion, have a favorable regulatory environment and good long-term growth prospects.

4.1%	Groupe Eurotunnel SE, Transportation Infrastructure

Groupe Eurotunnel SE is a holding company which engages in the fields of infrastructure management and transport operations. The company owns and operates the Channel Tunnel (or Chunnel) beneath the English Channel. It has exposure to the railway system providing passenger and freight transport between continental Europe and the UK. In light of current plans to expand the Eurotunnel/Eurostar routes to Germany and the Netherlands, Jennison believes the company has good longer-term prospects and growth trajectory for generating significant free cash flow.

3.8%	Atlantia S.p.A., Transportation Infrastructure

Atlantia S.p.A. is an Italian-based infrastructure holding company along with its subsidiaries engages in the construction, maintenance, and operation of toll roads and tunnels mainly in Italy, but also in Brazil, Chile, India, Poland, and the US. In mid-February, Moody’s Investor Services announced a change in its outlook for Atlantia from negative to stable, citing not only the improving economy, but also the company’s strong business and financial risk profile. Jennison continues to view Atlantia as an attractive pure-play European toll operator, with smaller stakes in fast-growing markets in Latin America and elsewhere.

3.1%	NextEra Energy, Inc., Electric Utilities

NextEra Energy, Inc. is an electric power company in North America that operates through its wholly owned subsidiaries, which include Florida Power & Light Company (FPL) and NextEra Energy Resources, LLC (NEER). The company has electric generating facilities located in 27 states in the United States and four provinces in Canada. The company’s main operating segments consist of: FPL, an electric utility engaged primarily in the generation, transmission, distribution, and sale of electric energy in Florida; and NEER, which owns, develops, constructs, manages, and operates electric generating facilities in wholesale energy markets primarily in the United States, as well as in Canada and Spain.

3.0%	PG&E Corporation, Multi-Utilities

PG&E Corporation is an electric utility company whose primary operating subsidiary is Pacific Gas and Electric Company. PG&E generates electricity and provides transmission and distribution in northern and central California to residential, commercial, industrial, and agricultural customers.

Prudential Jennison Global Infrastructure Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2015, at the beginning of the period, and held through the six-month period ended October 31, 2015. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider

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the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Global Infrastructure Fund		Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$888.60	1.50%	$7.14
	Hypothetical	$1,000.00	$1,017.64	1.50%	$7.63

Class C	Actual	$1,000.00	$885.40	2.25%	$10.69
	Hypothetical	$1,000.00	$1,013.86	2.25%	$11.42

Class Z	Actual	$1,000.00	$889.60	1.25%	$5.95
	Hypothetical	$1,000.00	$1,018.90	1.25%	$6.36

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2015, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Jennison Global Infrastructure Fund	11

Fees and Expenses (continued)

The Fund’s annual expense ratios for the 12-month period ended October 31, 2015, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.78%	1.50%
C	2.48	2.25
Z	1.48	1.25

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of October 31, 2015

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 96.7%

COMMON STOCKS

Australia 9.7%
APA Group	266,213	$1,734,426
APA Group, 144A	35,256	229,699
Spotless Group Holdings Ltd.	921,753	1,407,580
Spotless Group Holdings Ltd., 144A	89,870	137,238
Sydney Airport	479,329	2,190,582
Transurban Group	224,693	1,664,983
Transurban Group, 144A	10,169	75,353

		7,439,861

Canada 2.3%
Canadian Pacific Railway Ltd.	4,529	636,436
Enbridge, Inc.	20,997	896,362
Hydro One Ltd., 144A*	15,742	246,796

		1,779,594

China 1.2%
China Longyuan Power Group Corp. Ltd. (Class H Stock)	398,837	364,635
China Merchants Holdings International Co. Ltd.	175,863	584,041

		948,676

France 11.3%
Aeroports de Paris	12,959	1,627,963
Eiffage SA	23,785	1,481,841
Groupe Eurotunnel SE	225,784	3,160,570
Suez Environnement Co.	41,308	784,350
Veolia Environnement SA	66,649	1,548,272

		8,602,996

Hong Kong 1.2%
HKBN Ltd.*	761,836	914,216

Italy 9.7%
Atlantia SpA	104,301	2,888,445
Enel SpA	372,943	1,719,766
Infrastrutture Wireless Italiane SpA*	127,059	659,216
Infrastrutture Wireless Italiane SpA, 144A*	54,971	285,205
Snam SpA	190,095	983,742
Telecom Italia SpA*	632,546	882,454

		7,418,828

See Notes to Financial Statements.

Prudential Jennison Global Infrastructure Fund	13

Portfolio of Investments

as of October 31, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Japan 2.5%
East Japan Railway Co.	19,998	$1,901,322

Mexico 7.1%
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	215,696	1,945,440
Infraestructura Energetica Nova SAB de CV	360,468	1,732,528
Promotora y Operadora de Infraestructura SAB de CV*	141,256	1,775,941

		5,453,909

New Zealand 1.1%
Contact Energy Ltd.	244,103	856,790

Spain 8.4%
Abengoa Yield PLC	48,482	898,372
Cellnex Telecom SAU*	54,450	942,465
Cellnex Telecom SAU, 144A*	19,217	332,623
Endesa SA	20,870	464,049
Endesa SA, 144A	20,805	462,603
Ferrovial SA	129,919	3,277,521

		6,377,633

Switzerland 2.1%
Flughafen Zuerich AG	2,109	1,596,257

United States 40.1%
American Electric Power Co., Inc.	9,147	518,178
American Tower Corp., REIT	16,885	1,726,154
American Water Works Co., Inc.	19,711	1,130,623
Calpine Corp.*	24,405	378,522
Cheniere Energy Partners LP Holdings LLC	47,562	936,020
Columbia Pipeline Group, Inc.	22,460	466,494
Comcast Corp. (Class A Stock)	18,448	1,155,214
Crown Castle International Corp., REIT	14,118	1,206,524
CyrusOne, Inc., REIT	43,483	1,534,080
Digital Realty Trust, Inc.	10,828	800,839
Dominion Resources, Inc.	13,210	943,590
Edison International	30,025	1,817,113
Energy Transfer Equity LP, MLP	48,285	1,040,542
Energy Transfer Partners LP, MLP	25,976	1,147,100
EQT GP Holdings LP, MLP	18,458	488,030
InfraREIT Inc., REIT	41,456	989,969

See Notes to Financial Statements.

14

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

United States (cont’d.)
NextEra Energy, Inc.	22,932	$2,354,199
NiSource, Inc.	64,813	1,241,817
NRG Yield, Inc. (Class A Stock)	31,399	431,108
NRG Yield, Inc. (Class C Stock)	37,109	535,854
PG&E Corp.	42,467	2,267,738
SBA Communications Corp. (Class A Stock)*	16,176	1,925,267
Sempra Energy	18,919	1,937,495
Terraform Power, Inc. (Class A Stock)*	31,469	574,309
Time Warner Cable, Inc.	8,224	1,557,626
Union Pacific Corp.	7,202	643,499
Williams Cos., Inc. (The)	21,908	864,051

		30,611,955

TOTAL LONG-TERM INVESTMENTS (cost $72,376,992)		73,902,037

SHORT-TERM INVESTMENT 3.1%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $2,408,146)(Note 3)(a)	2,408,146	2,408,146

TOTAL INVESTMENTS 99.8% (cost $74,785,138) (Note 5)		76,310,183
Other assets in excess of liabilities 0.2%		122,419

NET ASSETS 100.0%		$76,432,602

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

MLP—Master Limited Partnership

OTC—Over-the-counter

REIT—Real Estate Investment Trust

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

See Notes to Financial Statements.

Prudential Jennison Global Infrastructure Fund	15

Portfolio of Investments

as of October 31, 2015 continued

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$7,439,861	$—
Canada	1,532,798	246,796	—
China	—	948,676	—
France	—	8,602,996	—
Hong Kong	—	914,216	—
Italy	—	7,418,828	—
Japan	—	1,901,322	—
Mexico	5,453,909	—	—
New Zealand	—	856,790	—
Spain	898,372	5,479,261	—
Switzerland	—	1,596,257	—
United States	30,611,955	—	—
Affiliated Money Market Mutual Fund	2,408,146	—	—

Total	$40,905,180	$35,405,003	$—

See Notes to Financial Statements.

16

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

Common Stock
Balance as of 10/31/14	$1,024,974
Accrued discount/premium	—
Realized gain (loss)	1,198,842
Change in unrealized appreciation (depreciation)	(140,895)
Purchases	—
Sales	(2,082,921)
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of 10/31/15	$—

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2015 were as follows (Unaudited):

Transportation Infrastructure	20.5%
Multi-Utilities	11.3
Electric Utilities	11.0
Construction & Engineering	8.6
Real Estate Investment Trusts (REITs)	8.3
Oil, Gas & Consumable Fuels	7.6
Gas Utilities	6.2
Diversified Telecommunication Services	5.3
Independent Power & Renewable Electricity Producers	4.3
Road & Rail	4.1%
Media	3.5
Affiliated Money Market Mutual Fund	3.1
Wireless Telecommunication Services	2.5
Commercial Services & Supplies	2.0
Water Utilities	1.5

99.8
Other assets in excess of liabilities	0.2

100.0%

The Series invested in various derivative instruments during the reporting period. The primary type of risk associated with these dreivative instruments is equity risk. The effect of derivative instruments on the Series financial position and financial performance as reflected in Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Series did not hold any derivative instruments as of October 31, 2015, accordingly, no derivative positions were presented in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

Prudential Jennison Global Infrastructure Fund	17

Portfolio of Investments

as of October 31, 2015 continued

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2015 are as follows:

For the year ended October 31, 2015, the Series did not have any change in unrealized appreciation (depreciation) on derivatives recognized in income on the Statement of Operations.

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)
Equity contracts	$(1,125)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

See Notes to Financial Statements.

18

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • OCTOBER 31, 2015

Prudential Jennison Global Infrastructure Fund

Statement of Assets & Liabilities

as of October 31, 2015

Assets
Investments at value:
Unaffiliated investments (cost $72,376,992)	$73,902,037
Affiliated investments (cost $2,408,146)	2,408,146
Receivable for investments sold	1,999,586
Receivable for Series shares sold	147,357
Dividends receivable	58,430
Tax reclaim receivable	24,535
Prepaid expenses	909

Total assets	78,541,000

Liabilities
Payable for investments purchased	1,876,802
Payable for Series shares reacquired	111,120
Accrued expenses and other liabilities	85,724
Management fee payable	21,775
Distribution fee payable	10,431
Affiliated transfer agent fee payable	2,546

Total liabilities	2,108,398

Net Assets	$76,432,602

Net assets were comprised of:
Common stock, at par	$66,633
Paid-in capital in excess of par	79,627,646

79,694,279
Accumulated net realized loss on investment and foreign currency transactions	(4,781,978)
Net unrealized appreciation on investments and foreign currencies	1,520,301

Net assets, October 31, 2015	$76,432,602

See Notes to Financial Statements.

20

Class A
Net asset value and redemption price per share, ($22,353,029 ÷ 1,947,750 shares of common stock issued and outstanding)	$11.48
Maximum sales charge (5.50% of offering price)	0.67

Maximum offering price to public	$12.15

Class C
Net asset value, offering price and redemption price per share, ($6,774,958 ÷ 593,111 shares of common stock issued and outstanding)	$11.42

Class Z
Net asset value, offering price and redemption price per share, ($47,304,615 ÷ 4,122,433 shares of common stock issued and outstanding)	$11.47

See Notes to Financial Statements.

Prudential Jennison Global Infrastructure Fund	21

Statement of Operations

Year Ended October 31, 2015

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $92,940)	$1,427,617
Affiliated dividend income	4,307

Total income	1,431,924

Expenses
Management fee	712,581
Distribution fee—Class A	68,086
Distribution fee—Class C	63,527
Custodian and accounting fees	106,000
Transfer agent’s fees and expenses (including affiliated expense of $14,400)	75,000
Registration fees	45,000
Shareholders’ reports	43,000
Audit fee	24,000
Legal fees and expenses	19,000
Directors’ fees	14,000
Insurance expenses	1,000
Miscellaneous	17,855

Total expenses	1,189,049
Less: Management fee waiver and/or expense reimbursement	(166,710)
Distribution fee waiver—Class A	(11,348)

Net expenses	1,010,991

Net investment income	420,933

Realized And Unrealized Loss On Investments And Foreign Currency Transactions
Net realized loss on:
Investment transactions	(4,589,230)
Foreign currency transactions	(20,365)

(4,609,595)

Net change in unrealized appreciation (depreciation) on:
Investments	(2,370,746)
Foreign currencies	(3,395)

(2,374,141)

Net loss on investment and foreign currency transactions	(6,983,736)

Net Decrease In Net Assets Resulting From Operations	$(6,562,803)

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

	Year Ended October 31,
	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income	$420,933	$396,330
Net realized loss on investment and foreign currency transactions	(4,609,595)	(308,944)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(2,374,141)	3,688,546

Net increase (decrease) in net assets resulting from operations	(6,562,803)	3,775,932

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(99,616)	(26,294)
Class C	(703)	(3,856)
Class Z	(285,862)	(267,600)

	(386,181)	(297,750)

Tax return of capital
Class A	(43,879)	—
Class C	(309)	—
Class Z	(125,915)	—

	(170,103)	—

Distributions from net realized gains
Class A	—	(188)
Class C	—	(45)
Class Z	—	(5,357)

	—	(5,590)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	56,052,307	53,476,844
Net asset value of shares issued in reinvestment of dividends, distributions and tax return of capital	534,566	296,204
Cost of shares reacquired	(24,178,576)	(11,410,715)

Net increase in net assets from Series share transactions	32,408,297	42,362,333

Total increase	25,289,210	45,834,925

Net Assets:
Beginning of year	51,143,392	5,308,467

End of year(a)	$76,432,602	$51,143,392

(a) Includes undistributed net investment income of:	$—	$12,100

See Notes to Financial Statements.

Prudential Jennison Global Infrastructure Fund	23

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”) and currently consists of six series: Prudential QMA International Equity Fund, Prudential Jennison Global Infrastructure Fund (the “Series”), Prudential Jennison Emerging Markets Equity Fund, Prudential Jennison Global Opportunities Fund, Prudential Jennison International Opportunities Fund and Prudential Emerging Markets Debt Local Currency Fund. These financial statements relate to the Prudential Jennison Global Infrastructure Fund. The financial statements of the other series are not presented herein.

The investment objective of the Series is to achieve total return.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly- scheduled quarterly meeting.

24

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory Notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are generally valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Prudential Jennison Global Infrastructure Fund	25

Notes to Financial Statements

continued

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Series may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Series has valued the investment. Therefore, the Series may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of

26

legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Series’ Subadviser under the guidelines adopted by the Directors of the Series. However, the liquidity of the Series’ investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Prudential Jennison Global Infrastructure Fund	27

Notes to Financial Statements

continued

MLPs: The Series invests in MLPs. Distributions received from the Series’ investments in MLPs generally are comprised of income and return of capital. The Series records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded.

REITs: The Series invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the year is estimated to be dividend income, capital gain or return of capital and is recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Lending: The Series may lend its portfolio securities to banks and broker- dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Series also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

28

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends from net investment income quarterly and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid- in capital in excess of par, as appropriate.

Taxes: It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of 1.00% of the average daily net assets of the Series. The effective management fee rate, net of waivers and/or expense reimbursement, was .77%.

Prudential Jennison Global Infrastructure Fund	29

Notes to Financial Statements

continued

PI has contractually agreed, through February 29, 2016, to limit net annual Series operating expenses (exclusive of distribution and service (12b-1) fees, acquired fund fees and expenses, extraordinary and certain other expenses, including taxes, interest and brokerage commissions) of each class of shares to 1.25% of the Series’s average daily net assets.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, C, and Z shares of the Series. The Series compensates PIMS for distributing and servicing the Fund’s Class A and C shares, pursuant to plans of distribution (the “Distribution Plans”) regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and C shares, respectively. For the year ended October 31, 2015, PIMS contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares.

PIMS has advised the Series that it has received $184,983 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2015. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended October 31, 2015, it has received $3,739 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders.

PI, Jennison and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of- pocket expenses paid to non-affiliates, where applicable.

30

The Series invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended October 31, 2015, aggregated $95,310,685 and $64,274,731, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended October 31, 2015, the adjustments were to decrease undistributed net investment income by $46,852, decrease accumulated net realized loss on investment and foreign currency transactions by $47,299 and decrease paid- in capital in excess of par by $447 due to differences in the treatment for book and tax purposes of certain transactions involving foreign currencies, partnership investments, and other book to tax differences. Net investment income, net realized loss on investment and foreign currencies transactions and net assets were not affected by this change.

For the year ended October 31, 2015, the tax character of dividends paid by the Series was $386,181 of ordinary income and $170,103 of tax return of capital. For the year ended October 31, 2014, the tax character of dividends paid by the Series was $303,340 of ordinary income.

As of October 31, 2015, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2015 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustment	Total Net Unrealized Appreciation
$75,228,128	$4,699,249	$(3,617,194)	$1,082,055	$(4,744)	$1,077,311

Prudential Jennison Global Infrastructure Fund	31

Notes to Financial Statements

continued

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and investments in partnerships. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies and mark-to-market of receivables and payables.

For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2015 of approximately $4,339,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, C and Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for purchases by certain retirement and/or benefit plans. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

There are 525 million authorized shares of common stock at $.01 par value per share, designated Class A, Class C and Class Z, each of which consists of 200 million, 100 million, and 225 million authorized shares, respectively.

32

As of October 31, 2015, PI owned 1,019, 1,008 and 513,090 Class A, C and Z shares of the Series, respectively.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	1,595,465	$19,553,250
Shares issued in reinvestment of dividends, distributions and tax return of capital	10,216	122,173
Shares reacquired	(863,175)	(10,381,343)

Net increase (decrease) in shares outstanding before conversion	742,506	9,294,080
Shares reacquired upon conversion into other share class(es)	(24,630)	(295,257)

Net increase (decrease) in shares outstanding	717,876	$8,998,823

Year ended October 31, 2014:
Shares sold	1,489,657	$18,591,711
Shares issued in reinvestment of dividends and distributions	1,572	19,650
Shares reacquired	(263,419)	(3,183,158)

Net increase (decrease) in shares outstanding	1,227,810	$15,428,203

Class C
Year ended October 31, 2015:
Shares sold	425,583	$5,219,036
Shares issued in reinvestment of dividends, distributions and tax return of capital	83	957
Shares reacquired	(137,452)	(1,634,771)

Net increase (decrease) in shares outstanding	288,214	$3,585,222

Year ended October 31, 2014:
Shares sold	312,101	$3,876,606
Shares issued in reinvestment of dividends and distributions	290	3,597
Shares reacquired	(11,304)	(137,633)

Net increase (decrease) in shares outstanding	301,087	$3,742,570

Class Z
Year ended October 31, 2015:
Shares sold	2,545,641	$31,280,021
Shares issued in reinvestment of dividends, distributions and tax return of capital	34,390	411,436
Shares reacquired	(1,000,815)	(12,162,462)

Net increase (decrease) in shares outstanding before conversion	1,579,216	19,528,995
Shares issued upon conversion from other share class(es)	24,614	295,257

Net increase (decrease) in shares outstanding	1,603,830	$19,824,252

Year ended October 31, 2014:
Shares sold	2,642,919	$31,008,527
Shares issued in reinvestment of dividends and distributions	22,904	272,957
Shares reacquired	(650,889)	(8,089,924)

Net increase (decrease) in shares outstanding	2,014,934	$23,191,560

Prudential Jennison Global Infrastructure Fund	33

Notes to Financial Statements

continued

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of .11% on the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Series did not utilize the SCA during the year ended October 31, 2015.

Note 8. New Accounting Pronouncement

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and it has been determined that there is no impact on the financial statement disclosures.

34

Financial Highlights

Class A Shares
	Year Ended October 31,		September 25, 2013(b) through October 31, 2013
	2015	2014
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$12.62	$10.42	$10.00
Income (loss) from investment operations:
Net investment income	.06	.09	-	(g)
Net realized and unrealized gain (loss) on investments	(1.12)	2.26	.42
Total from investment operations	(1.06)	2.35	.42
Less Dividends and Distributions:
Dividends from net investment income	(.05)	(.14)	-
Tax return of capital	(.03)	-	-
Distributions from net realized gains	-	(.01)	-
Total dividends and distributions	(.08)	(.15)	-
Net Asset Value, end of period	$11.48	$12.62	$10.42
Total Return(a):	(8.46)%	22.67%	4.20%

Ratios/Supplemental Data:
Net assets, end of period (000)	$22,353	$15,521	$21
Average net assets (000)	$22,695	$4,906	$17
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.50%	1.50%	1.50%	(e)
Expenses before waivers and/or expense reimbursement	1.78%	1.95%	25.87%	(e)
Net investment income	.52%	.73%	.28%	(e)
Portfolio turnover rate	94%	49%	10%	(f)

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations.

(c) Calculated based on the average shares outstanding during the period.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not Annualized.

(g) Less than $.005.

See Notes to Financial Statements.

Prudential Jennison Global Infrastructure Fund	35

Financial Highlights

continued

Class C Shares
	Year Ended October 31,		September 25, 2013(b) through October 31, 2013
	2015	2014
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$12.58	$10.41	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(.03)	.01	.01
Net realized and unrealized gain (loss) on investments	(1.13)	2.25	.40
Total from investment operations	(1.16)	2.26	.41
Less Dividends and Distributions:
Dividends from net investment income	- (g)	(.08)	-
Tax return of capital	- (g)	-	-
Distributions from net realized gains	-	(.01)	-
Total dividends and distributions	-	(.09)	-
Net Asset Value, end of period	$11.42	$12.58	$10.41
Total Return(a):	(9.21)%	21.76%	4.10%

Ratios/Supplemental Data:
Net assets, end of period (000)	$6,775	$3,835	$40
Average net assets (000)	$6,353	$1,104	$17
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	2.25%	2.25%	2.25%	(e)
Expenses before waivers and/or expense reimbursement	2.48%	2.70%	38.05%	(e)
Net investment income (loss)	(.22)%	.12%	.52%	(e)
Portfolio turnover rate	94%	49%	10%	(f)

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations.

(c) Calculated based on the average shares outstanding during the period.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not Annualized.

(g) Less than $.005.

See Notes to Financial Statements.

36

Class Z Shares
	Year Ended October 31,		September 25, 2013(b) through October 31, 2013
	2015	2014
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$12.62	$10.42	$10.00
Income (loss) from investment operations:
Net investment income	.09	.22	.01
Net realized and unrealized gain (loss) on investments	(1.13)	2.15	.41
Total from investment operations	(1.04)	2.37	.42
Less Dividends and Distributions:
Dividends from net investment income	(.08)	(.16)	-
Tax return of capital	(.03)	-	-
Distributions from net realized gains	-	(.01)	-
Total dividends and distributions	(.11)	(.17)	-
Net Asset Value, end of period	$11.47	$12.62	$10.42
Total Return(a):	(8.28)%	22.91%	4.20%

Ratios/Supplemental Data:
Net assets, end of period (000)	$47,305	$31,788	$5,247
Average net assets (000)	$42,210	$20,117	$5,113
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.25%	1.25%	1.25%	(e)
Expenses before waivers and/or expense reimbursement	1.48%	2.08%	22.65%	(e)
Net investment income	.75%	1.79%	.56%	(e)
Portfolio turnover rate	94%	49%	10%	(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations.

(c) Calculated based on the average shares outstanding during the period.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not Annualized.

See Notes to Financial Statements.

Prudential Jennison Global Infrastructure Fund	37

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Global Infrastructure Fund, a series of Prudential World Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from September 25, 2013 (commencement of operations) to October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the years or periods described in the above paragraph, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2015

38

Tax Information

For the year ended October 31, 2015, the Series reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Jennison Global Infrastructure Fund	100.00%	98.70%

For the fiscal year ended October 31, 2015, the Series made an election to pass through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Series in accordance with Section 853 of the Internal Revenue Code of the following amounts: $80,346 foreign tax credit from recognized foreign source income of $1,739,783.

In January 2016, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2015.

Prudential Jennison Global Infrastructure Fund	39

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (57) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (63) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (63) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Global Infrastructure Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (59) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (70) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (72) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (72) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (53) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (56) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*

Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding; 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 2003; Stephen G. Stoneburn, 1996; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Jennison Global Infrastructure Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (60) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (40) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (57) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (53) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (47) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (57) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (48) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (54) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (47) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Jennison Global Infrastructure Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Global Infrastructure Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2015 and approved the renewal of the agreements through July 31, 2016, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential Jennison Global Infrastructure Fund is a series of Prudential World Fund, Inc.

Prudential Jennison Global Infrastructure Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2015.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, quality and extent of services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI to the Fund during the year ended December 31, 2014 exceeded the management fees paid by the Fund, resulting in an operating loss to PI. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board considered information provided by PI regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PI’s investment in the Fund over time. The Board noted that economies of scale, if any, may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Prudential Jennison Global Infrastructure Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2014. The Board considered that the Fund commenced operations on September 25, 2013 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2014. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Global Infrastructure Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed

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the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	N/A	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period.
•	The Board noted that the Fund does not yet have a three-year performance record and that, therefore, the subadviser should have more time to develop that record.
•	The Board noted information provided by PI indicating that the Fund’s net total expense ratio was less than one basis point higher than the median of all funds included in the Peer Group.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Global Infrastructure Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Global Infrastructure Fund, Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON GLOBAL INFRASTRUCTURE FUND

SHARE CLASS	A	C	Z
NASDAQ	PGJAX	PGJCX	PGJZX
CUSIP	743969792	743969784	743969776

MF217E    0286091-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON

EMERGING MARKETS EQUITY FUND

ANNUAL REPORT • OCTOBER 31, 2015

Objective

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. ©2015 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2015

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Emerging Markets Equity Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2015.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Emerging Markets Equity Fund

Prudential Jennison Emerging Markets Equity Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/15
	One Year	Since Inception
Class A	–12.69%	–11.90% (9/16/14)
Class C	–13.29	–12.60 (9/16/14)
Class Q	–12.44	–11.65 (9/16/14)
Class Z	–12.59	–11.80 (9/16/14)
MSCI Emerging Markets Index	–14.53	–13.52
Lipper Emerging Markets Funds Average	–15.02	–14.37

Average Annual Total Returns (With Sales Charges) as of 9/30/15
	One Year	Since Inception
Class A	–22.09%	–22.84% (9/16/14)
Class C	–18.98	–19.11 (9/16/14)
Class Q	–17.30	–18.29 (9/16/14)
Class Z	–17.35	–18.33 (9/16/14)
MSCI Emerging Markets Index	–19.28	–19.28
Lipper Emerging Markets Funds Average	–19.25	–19.25

Average Annual Total Returns (With Sales Charges) as of 10/31/15
	One Year	Since Inception
Class A	–17.49%	–15.03% (9/16/14)
Class C	–14.16	–11.28 (9/16/14)
Class Q	–12.44	–10.43 (9/16/14)
Class Z	–12.59	–10.56 (9/16/14)

Average Annual Total Returns (Without Sales Charges) as of 10/31/15
	One Year	Since Inception
Class A	–12.69%	–10.65% (9/16/14)
Class C	–13.29	–11.28 (9/16/14)
Class Q	–12.44	–10.43 (9/16/14)
Class Z	–12.59	–10.56 (9/16/14)

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Emerging Markets Equity Fund (Class A shares) with a similar investment in the MSCI Emerging Markets Index, by portraying the initial account values at the commencement of operations for Class A shares (September 16, 2014) and the account values at the end of the current fiscal year (October 31, 2015) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C, Class Q, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as explained in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Prudential Jennison Emerging Markets Equity Fund	3

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Q	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	None	None

Benchmark Definitions

MSCI Emerging Markets Index

The MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

Lipper Emerging Markets Funds Average

The Lipper Emerging Markets Funds Average (Lipper Average) includes funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Index and Lipper Average are measured from the closest month-end to the inception date for the indicated share class.

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Five Largest Holdings expressed as a percentage of net assets as of 10/31/15
Tencent Holdings Ltd., Internet Software & Services	6.8%
Alibaba Group Holding Ltd., ADR, Internet Software & Services	4.8
Ctrip.com International Ltd., ADR, Internet & Catalog Retail	4.5
Vipshop Holdings Ltd., ADR, Internet & Catalog Retail	4.0
Universal Robina Corp., Food Products	3.5

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/15
Internet Software & Services	19.7%
Internet & Catalog Retail	10.7
Biotechnology	5.7
Food Products	5.0
Health Care Providers & Services	4.7

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Emerging Markets Equity Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Emerging Markets Equity Fund’s Class A shares fell –12.69% in the 12 months ended October 31, 2015. The Fund outperformed the –14.53% return of the MSCI Emerging Markets Index (the Index) and the –15.02% decline of the Lipper Emerging Markets Funds Average.

Fund positions in the industrials sector contributed positively to return. Stock selection in financials, health care, and materials benefited return relative to the Index. Sector allocations relative to the Index, especially an underweight in energy and an overweight in health care, worked well. Security selection was detrimental in information technology, consumer discretionary, and consumer staples.

What was the market environment?

Weak energy prices, a strong US dollar, and slowing economic growth in China were key influences on the global economic landscape in the period.

China’s struggle to drive economic growth through domestic consumer demand rather than exports and massive public works programs continued. Authorities implemented a host of measures designed to loosen monetary and fiscal policies and stimulate consumption. A Chinese market correction in late summer and the ensuing devaluation of the yuan heightened skepticism about the reported strength of economic growth in the world’s second-largest economy and raised concerns that other struggling economies might set off a cycle of competitive devaluations to remain competitive in global export markets. Brazil fell into recession. A number of other key emerging market countries were hurt by a combination of slower growth and fiscal pressures, which produced a fairly inhospitable investment environment.

The US remained the strongest of the major global economies. The Federal Reserve ended its quantitative-easing program in December, signaling confidence in the health of US economic activity and labor market conditions. Europe struggled, unsuccessfully, to avert Greece’s default even as the country’s new government called for less economic austerity. Eurozone leaders eventually reached an agreement to start negotiations on a third bailout for Greece. Economic activity on the continent remained anemic but showed signs of improving. Japan showed little economic progress, although investors hoped a weaker yen would boost exports. These challenges, along with uncertainty about the timing and pace of anticipated monetary tightening in the US, contributed to continued volatility in global financial markets.

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Which holdings made the largest positive contributions to the Fund’s return?

Top contributors to Fund return represented a range of sectors. Ctrip.com International and Maruti Suzuki India were notable performers in consumer discretionary.

•	Please see “Comments on Largest Holdings” below for discussion of Ctrip.com International.

•

New Delhi-based Maruti Suzuki India is a subsidiary of Japan-based Suzuki. Jennison likes the company’s dominant position in India’s passenger car market, improving margins, and strong earnings growth.

In industrials, Ashok Leyland made a strong advance.

•

Based in Chennai, Ashok Leyland is one of India’s leading commercial vehicle (CV) manufacturers with a strong position in heavy and medium-weight trucks and buses. Jennison believes Ashok is positioned to benefit from a structural recovery in India’s CV market and margin expansion as cost-cutting initiatives take hold.

Tencent Holdings was a top performer in information technology.

•	Please see “Comments on Largest Holdings” below for discussion of Tencent.

In health care, MedyTox and China Biologic Products advanced.

•

Medytox makes and markets plastic surgery and facial wrinkle reduction products, as well as muscular contractive therapies. It has expanded from a strong Korean home market into China, Taiwan, Japan, Thailand, India, Brazil, and more than 40 other global markets. The company’s growth has been fueled by the aging of Korea’s population, new products, and export orders.

•	Based in Shandong Province, China Biologic Products provides plasma-based biopharmaceuticals. Its strong revenue and earnings growth was driven by production growth and strong operating leverage.

Indiabulls was a performer of note in financials.

•

Indiabulls Housing Finance is one of India’s leading housing finance companies. Its wide distribution reach and experienced management positioned it to benefit from industry growth, which stems from India’s low mortgage penetration rates, increasing urbanization, and expanding middle class.

Which holdings detracted most from the Fund’s return?

Technology stocks MercadoLibre and Hermes Microvision detracted from Fund performance.

Prudential Jennison Emerging Markets Equity Fund	7

Strategy and Performance Overview (continued)

•

Buenos Aires-based online trading service MercadoLibre enables individuals and businesses to electronically sell and buy items in more than 2,000 categories. It serves users in 13 Latin American countries, including Brazil, Argentina, Mexico, and Chile. Jennison likes the company’s exposure to Latin America’s expanding Internet penetration rates and low e-commerce share of the retail market, but currencies in the region have presented headwinds.

•

Taiwan-based Hermes Microvision makes electron-beam wafer inspection equipment used in semiconductor labs. The Fund held a position in the company for its dominant position in global e-beam inspection, expanding addressable market, and new product cycles. As demand for semiconductors and inspection products declined, Jennison eliminated the position.

The Fund’s consumer discretionary holdings underperformed the Index’s sector.

•

Jumei International is a leading Chinese online cosmetics retailer. Its second-quarter sales and earnings exceeded expectations. However, average selling prices and margins declined, and the company’s third-quarter revenue guidance was below forecasts. The position was eliminated.

•

Based in Rio de Janeiro, Estácio Participações has more than 300,000 students and offers undergraduate, associate, and post-graduate degrees, as well as various extension courses. Like other Brazilian higher education companies, it declined on new Ministry of Education policies that restrict student enrollment. The position was eliminated.

In financials:

•

Guotai Junan International, a leading Chinese broker operating in Hong Kong, declined with the broad correction in China’s equity market. Its clients are primarily Chinese mainlanders who want to buy securities in Hong Kong, the US, and Europe, a niche market in which few brokers can compete.

Were there significant changes to the portfolio?

Over the reporting period, the Fund’s weight in consumer discretionary decreased, while weights in health care and consumer staples increased. Relative to the Index, the Fund remained overweight in consumer discretionary, health care, information technology, consumer staples, and industrials, and underweight in energy, financials, and materials. Geographically, the Fund’s weight in Brazil, Korea, and Indonesia decreased, while weights in China and India increased. Relative to the MSCI Emerging Markets Index, the Fund remained overweight in China and India, and underweight in Brazil, Korea, and Taiwan.

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Comments on Largest Holdings

6.8%	Tencent Holdings Ltd., Internet Software & Services

Tencent Holdings is China’s largest and most visited Internet service portal. It continues to perform well fundamentally thanks to its dominant position in China’s online gaming and instant messaging markets and its growing advertising and payment service efforts.

4.8%	Alibaba Group Holding Ltd., ADR, Internet Software & Services

One of the world’s largest e-commerce companies, Alibaba operates e-commerce websites in Asia, including Alibaba.com, China’s largest global online wholesale platform for small businesses; Taobao Marketplace, China’s largest online retail website; Tmall.com, China’s largest online third-party platform for brands and retailers; and Web portal China Yahoo!. Jennison believes Alibaba, with its dominant market share, offers an attractive opportunity to invest in the long-term growth of the Chinese e-commerce market, which is meaningfully underpenetrated.

4.5%	Ctrip.com International Ltd., ADR, Internet & Catalog Retail

Jennison believes Ctrip.com, China’s leading online travel agency, is well positioned to benefit from long-term growth in the Chinese travel market as well as migration to the mobile Internet. Its app allows hotel bookings; air, bus, cruise, and train ticketing; car rentals; local tour visits; and group-buy deals. Ctrip continues to invest in mobile Internet technology, new products, platform infrastructure, and branding in order to expand its service offerings and penetrate lower-tier cities.

4.0%	Vipshop Holdings Ltd., ADR, Internet & Catalog Retail

Vipshop is a leading online discount retailer selling high-quality domestic- and international-branded products via flash sales to Chinese consumers. Its offerings include apparel, cosmetics, shoes, handbags, accessories, home goods, and children’s products. Jennison finds the underpenetrated and rapidly growing online flash sales market in China attractive. It likes Vipshop’s competitive position, strong merchandising and warehousing capability, solid execution, and loyal customer base.

3.5%	Universal Robina Corp., Food Products

Universal Robina is one of the largest branded food product companies in the Philippines. Most of its products, which include snacks, candy, and tea, have the top Philippine market share in their categories. Extensive domestic trade channels allow for easy introduction of new products, and expansion into other Asian markets is accelerating.

Prudential Jennison Emerging Markets Equity Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2015, at the beginning of the period, and held through the six-month period ended October 31, 2015. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

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Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Emerging Markets Equity Fund		Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$877.50	1.53%	$7.24
	Hypothetical	$1,000.00	$1,017.49	1.53%	$7.78

Class C	Actual	$1,000.00	$874.00	2.28%	$10.77
	Hypothetical	$1,000.00	$1,013.71	2.28%	$11.57

Class Q	Actual	$1,000.00	$877.70	1.28%	$6.06
	Hypothetical	$1,000.00	$1,018.75	1.28%	$6.51

Class Z	Actual	$1,000.00	$876.70	1.28%	$6.05
	Hypothetical	$1,000.00	$1,018.75	1.28%	$6.51

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2015, and divided by the 365 days in the Fund's fiscal year ended October 31, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Jennison Emerging Markets Equity Fund	11

Fees and Expenses (continued)

The Fund’s annualized expense ratios for the 12-month period ended October 31, 2015, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	3.40%	1.54%
C	4.12	2.29
Q	2.91	1.29
Z	3.48	1.29

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of October 31, 2015

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 96.8%

COMMON STOCKS 83.6%

Argentina 2.7%
MercadoLibre, Inc.	2,701	$265,697

Brazil 2.8%
Cielo SA	12,759	121,120
Raia Drogasil SA	14,719	152,627

		273,747

China 40.6%
58.Com, Inc., ADR*	6,034	316,725
Alibaba Group Holding Ltd., ADR*	5,617	470,873
Baidu, Inc., ADR*	1,172	219,715
CGN Power Co. Ltd. (Class H Stock), 144A(a)	9,128	3,768
CGN Power Co. Ltd. (Class H Stock)	446,097	184,166
China Biologic Products, Inc.*	2,397	273,114
China Machinery Engineering Corp. (Class H Stock)	176,000	152,751
Ctrip.com International Ltd., ADR*	4,737	440,399
JD.com, Inc., ADR*	7,759	214,303
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	48,390	271,625
Tencent Holdings Ltd.	35,447	668,154
Vipshop Holdings Ltd., ADR*	19,430	398,704
WuXi PharmaTech Cayman, Inc., ADR*	4,942	220,907
Zhuzhou CSR Times Electric Co. Ltd. (Class H Stock)	26,900	174,136

		4,009,340

Hong Kong 2.3%
Guotai Junan International Holdings Ltd.	605,220	223,252

India 3.9%
Axis Bank Ltd., GDR, RegS	5,108	184,654
HDFC Bank Ltd., ADR	3,290	201,151

		385,805

Indonesia 4.2%
Matahari Department Store Tbk PT	117,046	140,922
Mitra Keluarga Karyasehat Tbk PT	672,510	137,092
Tower Bersama Infrastructure Tbk PT*	269,172	140,188

		418,202

See Notes to Financial Statements.

Prudential Jennison Emerging Markets Equity Fund	13

Portfolio of Investments

as of October 31, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Malaysia 1.8%
IHH Healthcare Bhd	118,829	$174,615

Mexico 6.9%
Alsea SAB de CV	47,074	154,265
Corporacion Inmobiliaria Vesta SAB de CV	108,130	177,273
Grupo Aeroportuario Del Centro Norte SAB de CV*	37,157	190,849
Infraestructura Energetica Nova SAB de CV	34,180	164,280

		686,667

Philippines 5.1%
Ayala Land, Inc.	213,910	163,364
Universal Robina Corp.	79,713	341,223

		504,587

South Africa 2.4%
Aspen Pharmacare Holdings Ltd.*	5,276	118,272
Mr. Price Group Ltd.	7,856	120,630

		238,902

South Korea 5.7%
Amorepacific Corp.	851	280,910
Medy-Tox, Inc.	671	284,957

		565,867

Taiwan 2.2%
Eclat Textile Co. Ltd.	15,000	220,619

Thailand 1.5%
Bangkok Dusit Medical Services PCL	272,797	145,426

Turkey 1.5%
Ulker Biskuvi Sanayi A/S	21,890	147,672

TOTAL COMMON STOCKS (cost $8,492,792)		8,260,398

	Units
PARTICIPATORY NOTES 13.2%

India
Ashok Leyland, expiring 10/29/17 144A(a)	166,555	238,647

See Notes to Financial Statements.

14

Description	Units	Value (Note 1)
PARTICIPATORY NOTES (Continued)

India (cont’d.)
Asian Paints Ltd., expiring 05/31/18 144A(a)	12,586	$159,869
Barthi Infratel Ltd., expiring 01/25/24 144A(a)	15,586	92,702
Dish TV India Ltd., expiring 08/04/16, RegS 144A*(a)	78,923	127,869
Eicher Motors Ltd., expiring 08/27/18 144A(a)	590	160,075
Emami Ltd., expiring 05/21/20 144A(a)	9,429	154,510
Lupin Ltd., expiring 10/29/17 144A(a)	4,496	132,616
Maruti Suzuki India Ltd., expiring 12/21/15 144A(a)	3,441	234,102

TOTAL PARTICIPATORY NOTES (cost $1,220,702)		1,300,390

TOTAL LONG-TERM INVESTMENTS (cost $9,713,494)		9,560,788

	Shares
SHORT-TERM INVESTMENT 3.9%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $381,829) (Note 3)(b)	381,829	381,829

TOTAL INVESTMENTS 100.7% (cost $10,095,323) (Note 5)		9,942,617
Liabilities in excess of other assets (0.7)%		(69,437)

NET ASSETS 100.0%		$9,873,180

The following abbreviations are used in the annual report:

OTC—Over-the-counter

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

*	Non-income producing security.
(a)	Indicates a security or securities that has been deemed illiquid. (unaudited)
(b)	Prudential Investments LLC, the manager of the Series also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

See Notes to Financial Statements.

Prudential Jennison Emerging Markets Equity Fund	15

Portfolio of Investments

as of October 31, 2015 continued

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures. The following is a summary of the inputs used as of October 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Argentina	$265,697	$—	$—
Brazil	273,747	—	—
China	2,554,740	1,454,600	—
Hong Kong	—	223,252	—
India	385,805	—	—
Indonesia	—	418,202	—
Malaysia	—	174,615	—
Mexico	686,667	—	—
Philippines	—	504,587	—
South Africa	120,630	118,272	—
South Korea	—	565,867	—
Taiwan	—	220,619	—
Thailand	—	145,426	—
Turkey	—	147,672	—
Participatory Notes
India	—	1,300,390	—
Affiliated Money Market Mutual Fund	381,829	—	—

Total	$4,669,115	$5,273,502	$—

See Notes to Financial Statements.

16

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2015 were as follows (Unaudited):

Internet Software & Services	19.7%
Internet & Catalog Retail	10.7
Biotechnology	5.7
Food Products	5.0
Health Care Providers & Services	4.7
Personal Products	4.4
Machinery	4.0
Banks	3.9
Affiliated Money Market Mutual Fund	3.9
Real Estate Management & Development	3.4
Insurance	2.7
Pharmaceuticals	2.6
Automobiles	2.4
Wireless Telecommunication Services	2.3
Capital Markets	2.3
Life Sciences Tools & Services	2.2
Textiles, Apparel & Luxury Goods	2.2
Transportation Infrastructure	1.9%
Independent Power & Renewable Electricity Producers	1.9
Electrical Equipment	1.8
Gas Utilities	1.7
Chemicals	1.6
Food & Staples Retailing	1.6
Hotels, Restaurants & Leisure	1.5
Construction & Engineering	1.5
Multiline Retail	1.4
Media	1.3
IT Services	1.2
Specialty Retail	1.2

100.7
Liabilities in excess of other assets	(0.7)

100.0%

The Series invested in various derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk.

The effect of such derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$1,300,390	—	$—

The Series invested in various derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk.

See Notes to Financial Statements.

Prudential Jennison Emerging Markets Equity Fund	17

Portfolio of Investments

as of October 31, 2015 continued

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Warrants(1)
Equity contracts	$518	$3,364

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Participatory Notes(2)
Equity contracts	$94,054

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.
(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

18

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • OCTOBER 31, 2015

Prudential Jennison Emerging Markets Equity Fund

Statement of Assets & Liabilities

as of October 31, 2015

Assets
Investments at value:
Unaffiliated Investments (cost $9,713,494)	$9,560,788
Affiliated Investments (cost $381,829)	381,829
Receivable for investments sold	372,283
Receivable for Series shares sold	15,767
Dividends receivable	1,248
Prepaid expenses	617

Total assets	10,332,532

Liabilities
Payable for investments purchased	378,286
Accrued expenses and other liabilities	63,684
Payable for Series shares reacquired	9,765
Management fee payable	6,779
Distribution fee payable	607
Affiliated transfer agent fee payable	231

Total liabilities	459,352

Net Assets	$9,873,180

Net assets were comprised of:
Common stock, at par	$11,194
Paid-in capital in excess of par	11,119,434

11,130,628
Distributions in excess of net investment income	(25,138)
Accumulated net realized loss on investment and foreign currency transactions	(1,079,538)
Net unrealized depreciation on investments and foreign currencies	(152,772)

Net assets, October 31, 2015	$9,873,180

See Notes to Financial Statements.

20

Class A
Net asset value and redemption price per share, ($311,263 ÷ 35,341 shares of common stock issued and outstanding)	$8.81
Maximum sales charge (5.50% of offering price)	0.51

Maximum offering price to public	$9.32

Class C
Net asset value, offering price and redemption price per share, ($662,023 ÷ 75,777 shares of common stock issued and outstanding)	$8.74

Class Q
Net asset value, offering price and redemption price per share, ($8,840,056 ÷ 1,001,515 shares of common stock issued and outstanding)	$8.83

Class Z
Net asset value, offering price and redemption price per share, ($59,838 ÷ 6,782 shares of common stock issued and outstanding)	$8.82

See Notes to Financial Statements.

Prudential Jennison Emerging Markets Equity Fund	21

Statement of Operations

Year Ended October 31, 2015

Net Investment Loss
Income
Unaffiliated dividend income (net of foreign withholding taxes of $9,000)	$91,478
Interest income	1,863
Affiliated dividend income	423

Total income	93,764

Expenses
Management fee	109,644
Distribution fee—Class A	625
Distribution fee—Class C	6,994
Custodian and accounting fees	65,000
Registration fees	57,000
Audit fee	26,000
Shareholders’ reports	16,000
Directors’ fees	12,000
Legal fees and expenses	8,000
Transfer agent’s fees and expenses (including affiliated expense of $1,000)	3,000
Insurance expenses	1,000
Miscellaneous	7,949

Total expenses	313,212
Less: Management fee waiver and/or expense reimbursement	(170,656)
Distribution fee waiver—Class A	(104)

Net expenses	142,452

Net investment loss	(48,688)

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(1,037,749)
Foreign currency transactions	2,080

(1,035,669)

Net change in unrealized appreciation (depreciation) on:
Investments	(298,671)
Foreign currencies	(56)

(298,727)

Net loss on investment and foreign currency transactions	(1,334,396)

Net Decrease In Net Assets Resulting From Operations	$(1,383,084)

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

	Year Ended October 31, 2015	September 16, 2014* through October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment loss	$(48,688)	$(9,021)
Net realized loss on investment and foreign currency transactions	(1,035,669)	(34,266)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(298,727)	145,955

Net increase (decrease) in net assets resulting from operations	(1,383,084)	102,668

Dividends from net investment income (Note 1)
Class Q	(5,005)	—

	(5,005)	—

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	955,438	10,528,444
Net asset value of shares issued in reinvestment of dividends and distributions	5,005	—
Cost of shares reacquired	(328,954)	(1,332)

Net increase in net assets from Series share transactions	631,489	10,527,112

Total increase (decrease)	(756,600)	10,629,780

Net Assets:
Beginning of year	10,629,780	—

End of year(a)	$9,873,180	$10,629,780

(a) Includes undistributed net investment income of:	$—	$4,706

*	Commencement of operations.

See Notes to Financial Statements.

Prudential Jennison Emerging Markets Equity Fund	23

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”), is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund currently consists of six series: Prudential Jennison Emerging Markets Equity Fund, (the “Series”), Prudential Jennison Global Infrastructure Fund, Prudential QMA International Equity Fund, Prudential Emerging Markets Debt Local Currency Fund, Prudential Jennison Global Opportunities Fund and Prudential Jennison International Opportunities Fund. These financial statements relate to Prudential Jennison Emerging Markets Equity Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on September 16, 2014. The investment objective of the Series is to seek long-term growth of capital.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund and the Series consistently follows such policies in the preparation of their financial statements.

Securities Valuation: The Series holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

24

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on a foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities not valued using such model prices are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory Notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads,

Prudential Jennison Emerging Markets Equity Fund	25

Notes to Financial Statements

continued

interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) Purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio

26

securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, forward currency contracts disposition of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Participatory Notes/Warrants: The Series may gain exposure to securities in certain foreign markets through investments in participatory notes (“P-Notes”). The Series may purchase P-notes pending ability to invest directly in a foreign market due to restrictions applicable to foreign investors or other market factors. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying security. P-notes involve transaction costs, which may be higher than those applicable to the equity securities. An investment in a P-note may involve risks, including counter-party risk, beyond those normally associated with a direct investment in the underlying security. The Series must rely on the creditworthiness of the counterparty and would have no rights against the issuer of the underlying security. Furthermore, the P-note’s performance may differ from that of the underlying security. The holder of a P-note is entitled to receive from the bank or broker-dealer, an amount equal to dividends paid by the issuer of the underlying security; however, the holder is not entitled to the same rights (e.g., dividends, voting rights) as an owner of the underlying security. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet its obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Prudential Jennison Emerging Markets Equity Fund	27

Notes to Financial Statements

continued

Warrants and Rights: The Series may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Series until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board’s approved fair valuation procedures.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Series may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Series has valued the investment. Therefore, the Series may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Series’ Subadviser under the guidelines adopted by the Directors of the Series. However, the liquidity of the Series’ investments in Rule 144A securities could be impaired if trading does not develop or declines.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class and transfer agency fees specific to Class Q shares

28

which are charged to that share class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Series with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

Effective October 1, 2015, the management fee paid to PI is accrued daily and payable monthly, at an annual rate of 1.05% of the Series’ average daily net assets up to $5 billion and 1.025% of the Series’ average daily net assets in excess of $5 billion.

Prudential Jennison Emerging Markets Equity Fund	29

Notes to Financial Statements

continued

Prior to October 1, 2015, the management fee was accrued daily and paid monthly at an annual rate of 1.05% of the Series’ average daily net assets.

Effective October 1, 2015, PI has contractually agreed to limit net annual Series’ operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary and certain other expenses, such as taxes, interest and brokerage commissions) of each class of shares to 1.20% of the Series’ average daily net assets through February 28, 2017. Prior to October 1, 2015, PI contractually agreed to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary and certain other expenses such as taxes, interest and brokerage commissions) of each class of shares to 1.30% of the Series’ average daily net assets.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Q and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A and Class C shares pursuant to plans of distribution (the “Class A and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q shares and Class Z shares of the Series.

Pursuant to the Class A and C Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and C shares, respectively. PIMS has contractually agreed to limit such fee to .25% of the average daily net assets of the Class A shares through February 28, 2017.

PIMS has advised the Series that it received $7,073 in front-end sales charges resulting from sales of Class A shares, during the year ended October 31, 2015. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIM has advised the Series that for the year ended October 31, 2015, it received $324 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

30

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly owned subsidiary of Prudential, serves as the Series’ transfer agent. The Transfer agent’s fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2 registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2015 were $7,380,206 and $6,871,132, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the tax year ended October 31, 2015 the adjustments were to decrease distributions in excess of net investment income by $23,849, increase accumulated net realized loss on investment and foreign currency transactions by $2,080 and decrease paid-in capital in excess of par by $21,769 due to the differences in the treatment for book and tax purposes of certain transactions involving foreign securities, a net operating loss and other book to tax differences. Net investment loss, net realized gain (loss) on investment and foreign currencies transactions and net assets were not affected by this change.

For the tax year ended October 31, 2015, the tax character of dividends paid by the Series was $5,005 of ordinary income. For the tax period ended October 31, 2014, there were no distributions paid by the Series.

As of October 31, 2015, the Series did not have any distributable earnings on a tax basis.

Prudential Jennison Emerging Markets Equity Fund	31

Notes to Financial Statements

continued

The United States federal income tax basis of the Series’ investments and the net unrealized depreciation as of October 31, 2015 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustment	Total Net Unrealized Depreciation
$10,095,323	$687,381	$(840,087)	$(152,706)	$(66)	$(152,772)

The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies and mark-to-market of receivables and payables.

For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2015 of approximately $1,080,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Series elected to treat certain late-year ordinary losses of approximately $25,000 as having been incurred in the following fiscal year (October 31, 2016).

Management has analyzed the Series’ tax positions and has concluded that as of October 31, 2015, no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, Class C, Class Q and Class Z shares. Class A shares are subject to a maximum front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker- dealers affiliated with Prudential. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class C shares are sold with a CDSC of 1% during the first 12 months from the date of purchase. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

32

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

At October 31, 2015, Prudential Financial, Inc. through its affiliates owned 1,000 shares of Class A, 1,000 shares of Class C, 1,001,515 shares of Class Q and 1,000 shares of Class Z.

There are 865 million authorized shares of $.01 par value common stock, divided into four classes, designated Class A, Class C, Class Q and Class Z common stock, each of which consists of 250 million, 65 million, 250 million and 300 million authorized shares, respectively.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2015
Shares sold	62,926	$591,480
Shares reacquired	(25,927)	(245,166)

Net increase (decrease) in shares outstanding before conversion	36,999	346,314
Shares reacquired upon conversion into other share class(es)	(3,444)	(28,723)

Net increase (decrease) in shares outstanding	33,555	$317,591

Period ended October 31, 2014*
Shares sold	1,923	$19,219
Shares reacquired	(137)	(1,332)

Net increase (decrease) in shares outstanding	1,786	$17,887

Class C
Year ended October 31, 2015
Shares sold	31,697	$309,514
Shares reacquired	(5,597)	(50,302)

Net increase (decrease) in shares outstanding	26,100	$259,212

Period ended October 31, 2014*
Shares sold	49,677	$489,225

Net increase (decrease) in shares outstanding	49,677	$489,225

Class Q
Year ended October 31, 2015
Shares issued in reinvestment of dividends and distributions	515	$5,005

Net increase (decrease) in shares outstanding	515	$5,005

Period ended October 31, 2014*
Shares sold	1,001,000	$10,010,000

Net increase (decrease) in shares outstanding	1,001,000	$10,010,000

Prudential Jennison Emerging Markets Equity Fund	33

Notes to Financial Statements

continued

Class Z	Shares	Amount
Year ended October 31, 2015
Shares sold	6,334	$54,444
Shares reacquired	(3,988)	(33,486)

Net increase (decrease) in shares outstanding before conversion	2,346	20,958
Shares issued upon conversion from other share class(es)	3,436	28,723

Net increase (decrease) in shares outstanding	5,782	$49,681

Period ended October 31, 2014*
Shares sold	1,000	$10,000

Net increase (decrease) in shares outstanding	1,000	$10,000

*	Commencement of operations was September 16, 2014.

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of .11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Series did not utilize the SCA during the year ended October 31, 2015.

Note 8. New Accounting Pronouncement

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and it has been determined that there is no impact on the financial statement disclosures.

34

Financial Highlights

Class A Shares
	Year Ended October 31, 2015	September 16, 2014(b) through October 31, 2014
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$10.09	$10.00
Income (loss) from investment operations:
Net investment loss	(.04)	(.01)
Net realized and unrealized gain (loss) on investments	(1.24)	.10
Total from investment operations	(1.28)	.09
Net asset value, end of period	$8.81	$10.09
Total Return(a)	(12.69)%	.90%

Ratios/Supplemental Data:
Net assets, end of period (000)	$311	$18
Average net assets (000)	$208	$15
Ratios to average net assets(d):
Expenses after waiver and/or expense reimbursement	1.54%	1.55%	(e)
Expenses before waiver and/or expense reimbursement	3.40%	14.06%	(e)
Net investment loss	(.48)%	(.93)%	(e)
Portfolio turnover rate	67%	15%	(f)

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform with generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations

(c) Calculated based on average shares outstanding during the period.

(d) Does not include expenses of the underlying portfolios in which the Series invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential Jennison Emerging Markets Equity Fund	35

Financial Highlights

continued

Class C Shares
	Year Ended October 31, 2015	September 16, 2014(b) through October 31, 2014
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$10.08	$10.00
Income (loss) from investment operations:
Net investment loss	(.13)	(.02)
Net realized and unrealized gain (loss) on investments	(1.21)	.10
Total from investment operations	(1.34)	.08
Net asset value, end of period	$8.74	$10.08
Total Return(a)	(13.29)%	.80%

Ratios/Supplemental Data:
Net assets, end of period (000)	$662	$501
Average net assets (000)	$699	$296
Ratios to average net assets(d):
Expenses after waiver and/or expense reimbursement	2.29%	2.30%	(e)
Expenses before waiver and/or expense reimbursement	4.12%	15.19%	(e)
Net investment loss	(1.36)%	(1.79)%	(e)
Portfolio turnover rate	67%	15%	(f)

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform with generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations

(c) Calculated based on average shares outstanding during the period.

(d) Does not include expenses of the underlying portfolio in which the Series invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

36

Class Q Shares
	Year Ended October 31, 2015	September 16, 2014(b) through October 31, 2014
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$10.09	$10.00
Income (loss) from investment operations:
Net investment loss	(.04)	(.01)
Net realized and unrealized gain (loss) on investments	(1.21)	.10
Total from investment operations	(1.25)	.09
Less Dividends:
Dividends from net investment income	(.01)	-
Net asset value, end of period	$8.83	$10.09
Total Return(a)	(12.44)%	.90%

Ratios/Supplemental Data:
Net assets, end of period (000)	$8,840	$10,101
Average net assets (000)	$9,518	$9,785
Ratios to average net assets(d):
Expenses after waiver and/or expense reimbursement	1.29%	1.30%	(e)
Expenses before waiver and/or expense reimbursement	2.91%	13.37%	(e)
Net investment loss	(.40)%	(.68)%	(e)
Portfolio turnover rate	67%	15%	(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return may reflect adjustments to conform with generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations

(c) Calculated based on average shares outstanding during the period.

(d) Does not include expenses of the underlying portfolios in which the Series invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential Jennison Emerging Markets Equity Fund	37

Financial Highlights

continued

Class Z Shares
	Year Ended October 31, 2015	September 16, 2014(b) through October 31, 2014
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$10.09	$10.00
Income (loss) from investment operations:
Net investment loss	(.04)	(.01)
Net realized and unrealized gain on investments	(1.23)	.10
Total from investment operations	(1.27)	.09
Net asset value, end of period	$8.82	$10.09
Total Return(a)	(12.59)%	.90%

Ratios/Supplemental Data:
Net assets, end of period (000)	$60	$10
Average net assets (000)	$17	$10
Ratios to average net assets(d):
Expenses after waiver and/or expense reimbursement	1.29%	1.30%	(e)
Expenses before waiver and/or expense reimbursement	3.48%	13.51%	(e)
Net investment loss	(.44)%	(.67)%	(e)
Portfolio turnover rate	67%	15%	(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return may reflect adjustments to conform with generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations

(c) Calculated based on average shares outstanding during the period.

(d) Does not include expenses of the underlying portfolios in which the Series invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

38

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Emerging Markets Equity Fund, a series of Prudential World Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and the period from September 16, 2014 (commencement of operations) to October 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the years or periods described in the above paragraph, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2015

Prudential Jennison Emerging Markets Equity Fund	39

Federal Income Tax Information

(Unaudited)

For the period ended October 31, 2015, the Series reports the maximum amount allowable, but not less than 100% of the ordinary income dividends paid during the year as qualified dividend income.

In January 2016, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends received by you in calendar year 2015.

40

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (57) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (63) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (63) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Emerging Markets Equity Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (59) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (70) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (72) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (72) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (53) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (56) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*

Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding; 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 2003; Stephen G. Stoneburn, 1996; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Jennison Emerging Markets Equity Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (60) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (40) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (57) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

Visit our website at www.prudentialfunds.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (53) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (47) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (57) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (48) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (54) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (47) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Jennison Emerging Markets Equity Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at www.prudentialfunds.com

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Deborah A. Docs, Secretary • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Jennison Emerging Markets Equity Fund, Prudential Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON EMERGING MARKETS EQUITY FUND

SHARE CLASS	A	C	Q	Z
NASDAQ	PDEAX	PDECX	PDEQX	PDEZX
CUSIP	743969644	743969636	743969628	743969610

MF225E    0286287-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2015 and October 31, 2014, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $225,510 and $222,320, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended October 31, 2015 and October 31, 2014: none.

(c) Tax Fees

For the fiscal years ended October 31, 2015 and October 31, 2014: none.

(d) All Other Fees

For the fiscal years ended October 31, 2015 and October 31, 2014: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

●	a review of the nature of the professional services expected to be provided,

●	a review of the safeguards put into place by the accounting firm to safeguard independence, and

●	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
¡	Federal, state and local income tax compliance; and,
¡	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended October 31, 2015 and October 31, 2014: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2015 and October 31, 2014 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential World Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	December 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 18, 2015

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	December 18, 2015